UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-10157

                              FRANKLIN GLOBAL TRUST
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)


                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ----------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 7/31/08
                          -------


ITEM 1. REPORTS TO STOCKHOLDERS.

FRANKLIN TEMPLETON HIGH INCOME FUND



                                    (GRAPHIC)

                                  JULY 31, 2008

                        A series of Franklin Global Trust

                                  ANNUAL REPORT

                       FRANKLIN TEMPLETON HIGH INCOME FUND

                   (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

ANNUAL REPORT

Franklin Templeton High Income Fund .......................................    1
Performance Summary .......................................................    6
Your Fund's Expenses ......................................................    8
Financial Highlights and Statement of Investments .........................   10
Financial Statements ......................................................   15
Notes to Financial Statements .............................................   18
Report of Independent Registered Public Accounting Firm ...................   24
Board Members and Officers ................................................   25
Shareholder Information ...................................................   30

Annual Report

Franklin Templeton High Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton High Income Fund seeks total return by investing primarily in debt securities offering high yield and expected total return. The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Templeton High Income Fund's annual report for the fiscal year ended July 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton High Income Fund posted a +2.87% cumulative total return for the 12 months ended July 31, 2008. The Fund outperformed its benchmark, the Credit Suisse (CS) High Yield Index - Developed Countries Only, which had a -0.35% return during the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 6.

(1.) Source: Credit Suisse. The CS High Yield Index - Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                                Annual Report | 1

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended July 31, 2008, the U.S. economy continued to expand, albeit at a sluggish pace. Gross domestic product growth decelerated sharply and registered a -0.2% annualized growth rate in the fourth quarter of 2007 from a fairly robust growth rate of 4.8% in the preceding quarter. Ongoing weakness in the financial, labor and housing markets and waning investor and consumer confidence led to a pullback in consumer spending. These factors as well as upward inflationary pressures from a weakening U.S. dollar and increasing food, energy and commodity prices weighed on the overall economy. The retrenchment continued in the first quarter of 2008 as the economy grew at a 0.9% annualized rate. Economic growth, however, improved in the second quarter and expanded at an upwardly revised 3.3% annualized rate, reflecting strong exports, some improvements in the housing market and a slight uptick in consumer spending.

Volatile oil prices reached a historical high in July, topping $146 per barrel, before retreating to $124 by period-end. July's overall inflation rate was an annual 5.6%, largely due to higher food and energy costs.(2) Core inflation, which excludes such costs, rose at a more moderate 2.5% annual rate; however, this level was above the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(2) The core personal consumption expenditures price index reported a 12-month increase of 2.4%.(3)

The Fed acted aggressively to restore liquidity and confidence to unsettled financial markets and cut interest rates seven times over the 12-month period, bringing the federal funds target rate to 2.00%. The Fed also implemented a series of unconventional measures aimed at easing strained credit conditions. However, since April 30, the Fed has held rates steady and indicated growing concerns about inflation as it must balance the risks of a slowing economy and mounting inflationary pressures.

Despite the Fed's actions, U.S. Treasuries rallied and financial stocks continued to sell off for most of the reporting period. Fixed income spreads generally widened relative to Treasury yields over the period due to heightened market turbulence. Investors continued to seek the relative safety of short- and intermediate-term U.S. Treasury securities as Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 2.52% at the end of July, down from 4.56% a year earlier. Over the same period, the 10-year U.S. Treasury note yield declined from 4.78% to 3.99%.

(2.) Source: Bureau of Labor Statistics.

(3.) Source: Bureau of Economic Analysis.


                                2 | Annual Report

During the Fund's fiscal year, financial markets faced significant strain from the substantial housing market decline, which precipitated write-offs of various securitized instruments by commercial and investment banks, as well as from a significant U.S. economic slowdown. However, despite a lower corporate earnings outlook for the first half of 2008, non-financial corporate earnings still registered positive growth during this period. In this environment of increased investor risk aversion and weaker economic growth, the equity market came under pressure, and the Standard & Poor's 500 Index (S&P 500) had a -11.09% return for the year ended July 31, 2008.(4)

As a result of the equity market decline, broad financial market risk aversion, economic concerns and pending potential supply from past leveraged buyout transactions, high yield spreads relative to U.S. Treasury securities jumped from 4.3 percentage points in July 2007 to 7.7 percentage points at period-end.(1) Consequently, high yield valuations were cheap compared with their 10-year average spread of 6.0 percentage points.(1) In terms of fundamentals, default rates have edged higher thus far in 2008 but remained low relative to their historical averages. Valuation levels, however, priced in a meaningful increase in future defaults, driven by a combination of weaker corporate earnings and the lower quality of new high yield issuance that came to market over the past few years.

Although intermediate-term Treasury yields ended the period lower than at the beginning of the period, the high yield market posted a negative total return as yield spreads widened more than three percentage points during the Fund's fiscal year.(1) As may be expected in a period of declining prices, the higher-quality portions of the high yield market performed better than the lower-quality tiers.

INVESTMENT STRATEGY

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate companies. As "bottom-up" investors, we focus primarily on individual securities. In selecting securities for the Fund's investment portfolio, we do not rely principally on the ratings assigned by rating agencies; we perform our own independent investment analysis to evaluate the credit-worthiness of the issuer.

(4.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                Annual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/08

                                  (BAR CHART)

Energy                                         12.9%
Media                                          12.4%
Materials                                       9.4%
Health Care Equipment & Services                7.8%
Utilities                                       7.7%
Telecommunication Services                      7.3%
Capital Goods                                   7.0%
Consumer Services                               6.1%
Automobiles & Components                        3.9%
Food, Beverage & Tobacco                        3.7%
Consumer Durables & Apparel                     3.1%
Software & Services                             2.5%
Technology Hardware & Equipment                 2.5%
Commercial Services & Supplies                  2.2%
Other                                           4.6%
Short-Term Investments & Other Net Assets       6.9%

In addition to our fundamental analysis, yield and expected return are also considered in selecting securities. We focus primarily on individual securities but also consider industry sectors. Because issuers of high yield bonds tend to be heavily represented in particular sectors, the Fund may, from time to time, have significant investments in one or more sectors.

MANAGER'S DISCUSSION

During the fiscal year, the Fund's performance benefited from lower exposure to the more distressed and defaulted portions of the high yield market given the underperformance of those areas relative to the CS High Yield Index - Developed Countries Only. In addition, certain of the Fund's industry positioning, as well as individual security selection, contributed to the Fund's relative performance.

Underweighted exposure to the financials sector helped relative performance as the sector significantly underperformed the overall high yield market largely due to asset write-downs and broadly tighter financial market credit conditions.5 The Fund's overweighting in the wireless communications industry also benefited performance as it outperformed the market due to relatively supportive fundamentals for many wireless carriers.6 In addition, the generally stable acute care and hospital industry contributed to relative performance due to the Fund's overweighted position.(7)

On the other hand, the Fund's relative performance was negatively impacted by a lack of exposure to the medical products industry, as certain issuers in the industry performed relatively well during the fiscal year. The Fund's overweighting in the energy sector's refining industry also hurt performance as the industry's operating margins were hurt by a combination of rising oil prices and weakening demand. In addition, moderately underweighted exposure to other areas of the energy sector, such as the exploration and production industry and services and equipment industry, detracted from relative performance as many issuers benefited from a significant increase in energy-related commodities' prices.

At period-end, based on our analysis we believed weaker domestic economic conditions, tighter financing availability, and the amount of lower-quality supply issued over the past few years might weigh on credit fundamentals through the remainder of 2008 and into 2009. However, in our view, valuations at period-end appeared to take many of these considerations into account. We

(5.) The financials sector comprises diversified financials and real estate in the SOI.

(6.) The Fund's wireless communications holdings are in telecommunication services in the SOI.

(7.) The Fund's acute care and hospitals holdings are part of health care equipment and services in the SOI.


                                4 | Annual Report
continue to believe that individual security selection will be the key driver of Fund performance, and we will look to our in-house credit analysts for individual credit issuer recommendations.

We thank you for your continued participation in Franklin Templeton High Income Fund, and we look forward to serving your future investment needs.

(PHOTO OF CHRISTOPHER J. MOLUMPHY)

/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA
Executive Vice President
Portfolio Manager
Franklin Advisers, Inc.

(PHOTO OF ERIC G. TAKAHA)

/s/ Eric G. Takaha
Eric G. Takaha, CFA
Senior Vice President
Portfolio Manager
Franklin Advisers, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 5

Performance Summary as of 7/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: N/A                                   CHANGE   7/31/08   7/31/07
---------------------------------             ------   -------   -------
Net Asset Value (NAV)                         -$0.62    $9.13     $9.75
DISTRIBUTIONS (8/1/07-7/31/08)
Dividend Income                     $0.7582
Short-Term Capital Gain             $0.0775
Long-Term Capital Gain              $0.0745
   TOTAL                            $0.9102

PERFORMANCE(1)

                                                                      INCEPTION
                                                  1-YEAR     3-YEAR   (8/25/03)
                                                  -------   -------   ---------
Cumulative Total Return(2)                          +2.87%   +13.26%    +43.82%
Average Annual Total Return(3)                      +2.87%    +4.24%     +7.64%
Value of $10,000 Investment(4)                    $10,287   $11,326    $14,382
Avg. Ann. Total Return (6/30/08)(5)                 +0.07%    +5.02%     +7.92%
   Total Annual Operating Expenses(6)
      Without Waiver                       1.50%
      With Waiver                          0.50%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED 0.50% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/08.


                                6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

The graph below illustrates the hypothetical investment of $10,000 in Franklin Templeton High Income Fund from inception on 8/25/03 through 7/31/08, compared with the CS High Yield Index - Developed Countries Only. Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

8/25/03-7/31/08

(PERFORMANCE GRAPH)

                         USD                   USD
                 Franklin Templeton      CSFB High Yield
                  High Income Fund    (Developed Countries)
Inception Date      25-Aug-03 Net        Index 25-Aug-03
Calendar Month          4469               Gross BM0823
--------------   ------------------   ---------------------
    Aug-03            10,080.00             10,075.40
    Sep-03            10,343.65             10,353.59
    Oct-03            10,559.16             10,568.12
    Nov-03            10,732.66             10,709.62
    Dec-03            10,986.48             10,960.23
    Jan-04            11,216.84             11,173.29
    Feb-04            11,197.94             11,171.58
    Mar-04            11,261.61             11,237.92
    Apr-04            11,200.14             11,226.91
    May-04            10,998.93             11,054.23
    Jun-04            11,161.94             11,222.66
    Jul-04            11,352.55             11,362.37
    Aug-04            11,598.62             11,543.94
    Sep-04            11,781.89             11,717.67
    Oct-04            12,071.13             11,919.64
    Nov-04            12,156.63             12,067.67
    Dec-04            12,319.16             12,248.58
    Jan-05            12,323.42             12,241.40
    Feb-05            12,560.17             12,403.14
    Mar-05            12,168.70             12,104.63
    Apr-05            12,033.31             11,978.96
    May-05            12,297.67             12,123.81
    Jun-05            12,491.91             12,326.59
    Jul-05            12,698.44             12,496.16
    Aug-05            12,697.84             12,560.06
    Sep-05            12,563.01             12,429.66
    Oct-05            12,493.88             12,311.66
    Nov-05            12,669.55             12,394.41
    Dec-05            12,807.07             12,497.14
    Jan-06            12,959.59             12,656.11
    Feb-06            13,088.29             12,780.72
    Mar-06            13,128.41             12,875.70
    Apr-06            13,175.36             12,962.36
    May-06            13,111.76             12,996.64
    Jun-06            13,048.82             12,926.70
    Jul-06            13,156.57             13,036.30
    Aug-06            13,346.18             13,215.74
    Sep-06            13,536.59             13,380.66
    Oct-06            13,740.64             13,564.35
    Nov-06            13,960.76             13,813.32
    Dec-06            14,088.07             13,976.45
    Jan-07            14,200.69             14,137.86
    Feb-07            14,417.22             14,356.97
    Mar-07            14,465.33             14,397.44
    Apr-07            14,683.29             14,601.78
    May-07            14,783.66             14,714.31
    Jun-07            14,460.52             14,487.12
    Jul-07            13,979.84             14,026.31
    Aug-07            14,266.01             14,175.72
    Sep-07            14,659.81             14,493.16
    Oct-07            14,751.72             14,601.29
    Nov-07            14,495.53             14,324.16
    Dec-07            14,581.97             14,331.83
    Jan-08            14,405.33             14,104.00
    Feb-08            14,244.00             13,940.54
    Mar-08            14,308.60             13,911.66
    Apr-08            14,926.96             14,465.25
    May-08            14,916.94             14,518.79
    Jun-08            14,470.81             14,168.54
    Jul-08            14,381.63             13,977.35

AVERAGE ANNUAL TOTAL RETURN

                               7/31/08
                               -------
1-Year                          +2.87%
3-Year                          +4.24%
Since Inception (8/25/03)       +7.64%

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COUNTRIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: Credit Suisse. The CS High Yield Index - Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.


                                Annual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/08      VALUE 7/31/08   PERIOD* 2/1/08-7/31/08
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $  998.40              $2.48
Hypothetical (5% return before expenses)         $1,000           $1,022.38              $2.51

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               Annual Report | 9

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HIGH INCOME FUND

                                                                          YEAR ENDED JULY 31,
                                                        -------------------------------------------------------
                                                         2008        2007        2006        2005       2004(a)
                                                        ------      ------      ------      ------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $ 9.75      $ 9.95      $10.58      $10.51      $10.00
                                                        ------      ------      ------      ------      ------
Income from investment operations(b):
   Net investment income(c)..........................     0.75        0.75        0.73        0.75        0.72
   Net realized and unrealized gains (losses) .......    (0.46)      (0.12)      (0.37)       0.45        0.61
                                                        ------      ------      ------      ------      ------
Total from investment operations ....................     0.29        0.63        0.36        1.20        1.33
                                                        ------      ------      ------      ------      ------
Less distributions from:
   Net investment income ............................    (0.76)      (0.77)      (0.75)      (0.78)      (0.77)
   Net realized gains ...............................    (0.15)      (0.06)      (0.24)      (0.35)      (0.05)
                                                        ------      ------      ------      ------      ------
Total distributions .................................    (0.91)      (0.83)      (0.99)      (1.13)      (0.82)
                                                        ------      ------      ------      ------      ------
Net asset value, end of year ........................   $ 9.13      $ 9.75      $ 9.95      $10.58      $10.51
                                                        ======      ======      ======      ======      ======
Total return(d)......................................     2.87%       6.26%       3.61%      11.86%      13.53%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ...     1.73%       1.48%       1.33%       1.31%       1.36%
Expenses net of waiver and payments by affiliates ...     0.50%(f)    0.50%(f)    0.50%(f)    0.50%(f)    0.50%
Net investment income ...............................     7.73%       7.29%       7.13%       7.07%       7.33%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $5,769      $6,062      $7,069      $8,161      $7,337
Portfolio turnover rate .............................    27.98%      48.08%      54.31%      53.77%      82.00%

(a)  For the period August 25, 2003 (commencement of operations) to July 31,
     2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of waiver and payment by affiliate rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               10 | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

      FRANKLIN TEMPLETON HIGH INCOME FUND                                             COUNTRY      PRINCIPAL AMOUNT(a)      VALUE
      -------------------------------------------------------------------------   --------------   -------------------   ----------
      CORPORATE BONDS 93.1%
      AUTOMOBILES & COMPONENTS 3.9%
      Ford Motor Credit Co. LLC, senior note,
         5.80%, 1/12/09 .......................................................    United States         $100,000        $   97,014
         9.875%, 8/10/11 ......................................................    United States           75,000            61,268
  (b) TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ..................    United States           75,000            64,875
                                                                                                                         ----------
                                                                                                                            223,157
                                                                                                                         ----------
      CAPITAL GOODS 7.0%
  (b) Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15 ..........    United States           50,000            45,501
      DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 ................    United States           50,000            52,250
      L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15 .............    United States           50,000            46,625
  (b) Nortek Inc., senior note, 144A, 10.00%, 12/01/13 ........................    United States           50,000            45,000
      RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .................    United States           75,000            72,000
      RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 .................    United States           50,000            41,250
      Terex Corp., senior sub. note, 8.00%, 11/15/17 ..........................    United States           50,000            49,125
      TransDigm Inc., senior sub. note, 7.75%, 7/15/14 ........................    United States           50,000            49,000
                                                                                                                         ----------
                                                                                                                            400,751
                                                                                                                         ----------
      COMMERCIAL SERVICES & SUPPLIES 2.2%
      ARAMARK Corp., senior note, 8.50%, 2/01/15 ..............................    United States           75,000            75,094
  (b) Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 ......................   United Kingdom           50,000            50,750
                                                                                                                         ----------
                                                                                                                            125,844
                                                                                                                         ----------
      CONSUMER DURABLES & APPAREL 3.1%
      Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..........................    United States           75,000            65,625
      Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ....................    United States           50,000            48,750
      KB Home, senior note, 6.25%, 6/15/15 ....................................    United States           75,000            62,812
                                                                                                                         ----------
                                                                                                                            177,187
                                                                                                                         ----------
      CONSUMER SERVICES 6.1%
  (b) Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 ..........................    United States           50,000            26,750
      Host Hotels & Resorts LP, senior note, K, 7.125%, 11/01/13 ..............    United States           75,000            69,375
      MGM MIRAGE, senior note, 6.625%, 7/15/15 ................................    United States          100,000            79,250
      OSI Restaurant Partners Inc., senior note, 10.00%, 6/15/15 ..............    United States           50,000            31,000
      Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ..........    United States           50,000            48,000
      Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ...............    United States           75,000            62,625
      Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 .................    United States           75,000            34,500
                                                                                                                         ----------
                                                                                                                            351,500
                                                                                                                         ----------
      DIVERSIFIED FINANCIALS 1.9%
      GMAC LLC, 6.875%,
         9/15/11 ..............................................................    United States           25,000            16,537
         8/28/12 ..............................................................    United States          150,000            94,303
                                                                                                                         ----------
                                                                                                                            110,840
                                                                                                                         ----------
      ENERGY 12.9%
      Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ....................    United States          100,000            92,250
      Compagnie Generale de Geophysique-Veritas, senior note, 7.75%,
         5/15/17 ..............................................................       France               50,000            49,875


                               Annual Report | 11

Franklin Global Trust

      FRANKLIN TEMPLETON HIGH INCOME FUND                                             COUNTRY      PRINCIPAL AMOUNT(a)      VALUE
      -------------------------------------------------------------------------   --------------   -------------------   ----------
      CORPORATE BONDS (CONTINUED)
      ENERGY (CONTINUED)
      Copano Energy LLC, senior note, 8.125%, 3/01/16 .........................    United States         $ 50,000        $   49,000
      El Paso Corp., senior note, 6.875%, 6/15/14 .............................    United States           50,000            50,211
      Mariner Energy Inc., senior note, 7.50%, 4/15/13 ........................    United States           50,000            47,625
      MarkWest Energy Partners LP, senior note, 6.875%, 11/01/14 ..............    United States           50,000            46,875
      Peabody Energy Corp., senior note, 7.375%, 11/01/16 .....................    United States           50,000            51,250
  (b) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ...............     Switzerland            75,000            66,000
      Plains Exploration & Production Co., senior note, 7.625%, 6/01/18 .......    United States           50,000            48,750
      Quicksilver Resources Inc., senior note, 8.25%, 8/01/15 .................    United States           50,000            48,875
  (b) SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18 ................    United States           50,000            49,750
      Tesoro Corp., senior note, 6.50%, 6/01/17 ...............................    United States           75,000            64,125
      The Williams Cos. Inc., senior note, 7.625%, 7/15/19 ....................    United States           75,000            79,125
                                                                                                                         ----------
                                                                                                                            743,711
                                                                                                                         ----------
      FOOD, BEVERAGE & TOBACCO 3.7%
      Dean Foods Inc., senior note, 7.00%, 6/01/16 ............................    United States           50,000            45,500
      Dole Food Co. Inc., senior note, 8.625%, 5/01/09 ........................    United States           50,000            49,188
      Reynolds American Inc., senior secured note, 7.625%, 6/01/16 ............    United States           50,000            51,872
      Smithfield Foods Inc., senior note, 7.75%, 7/01/17 ......................    United States           75,000            64,500
                                                                                                                         ----------
                                                                                                                            211,060
                                                                                                                         ----------
      HEALTH CARE EQUIPMENT & SERVICES 7.8%
      DaVita Inc., senior sub. note, 7.25%, 3/15/15 ...........................    United States           75,000            74,156
      FMC Finance III SA, senior note, 6.875%, 7/15/17 ........................       Germany              75,000            72,375
      HCA Inc.,
         senior note, 6.50%, 2/15/16 ..........................................    United States           50,000            41,875
         senior secured note, 9.125%, 11/15/14 ................................    United States           75,000            77,438
      Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ...................    United States           50,000            49,500
(c,d) U.S. Oncology Holdings Inc., senior note, FRN, PIK, 7.949%, 3/15/12 .....    United States           52,000            41,860
  (d) United Surgical Partners International Inc., senior sub. note, PIK,
         9.25%, 5/01/17 .......................................................    United States           50,000            44,000
      Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14 ...    United States           50,000            49,000
                                                                                                                         ----------
                                                                                                                            450,204
                                                                                                                         ----------
      MATERIALS 9.4%
      Crown Americas Inc., senior note, 7.75%, 11/15/15 .......................    United States           50,000            51,875
      Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17 .......    United States           75,000            78,684
      Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 ..........    United States           50,000            47,125
  (b) Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16 .....   United Kingdom           75,000            50,625
  (b) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ..................    United States           50,000            46,000
      Nalco Co., senior sub. note, 8.875%, 11/15/13 ...........................    United States           75,000            77,812
      NewPage Corp., senior secured note, 10.00%, 5/01/12 .....................    United States           75,000            72,188
      Novelis Inc., senior note, 7.25%, 2/15/15 ...............................       Canada               75,000            69,750
      Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 .......    United States           50,000            49,375
                                                                                                                         ----------
                                                                                                                            543,434
                                                                                                                         ----------
      MEDIA 12.4%
      CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ....................       Canada               50,000            43,750
      CCH I LLC, senior secured note, 11.00%, 10/01/15 ........................    United States           25,000            19,063
      CCH II LLC, senior note, 10.25%, 9/15/10 ................................    United States          100,000            95,750


                               12 | Annual Report

Franklin Global Trust

      FRANKLIN TEMPLETON HIGH INCOME FUND                                             COUNTRY      PRINCIPAL AMOUNT(a)      VALUE
      -------------------------------------------------------------------------   --------------   -------------------   ----------
      CORPORATE BONDS (CONTINUED)
      MEDIA (CONTINUED)
      CSC Holdings Inc.,
         senior deb., 7.625%, 7/15/18 .........................................    United States         $ 25,000        $   23,125
         senior note, B, 7.625%, 4/01/11 ......................................    United States           25,000            24,844
      Dex Media Finance/West, senior sub. note, 9.875%, 8/15/13 ...............    United States          100,000            78,750
  (b) DIRECTV Holdings LLC, senior note, 144A, 7.625%, 5/15/16 ................    United States           75,000            74,812
      EchoStar DBS Corp., senior note, 6.375%, 10/01/11 .......................    United States           50,000            48,562
      Idearc Inc., senior note, 8.00%, 11/15/16 ...............................    United States           75,000            34,500
      Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 .....................    United States           50,000            48,000
      Liberty Media Corp., senior note, 5.70%, 5/15/13 ........................    United States           75,000            67,967
      Quebecor Media Inc., senior note, 7.75%, 3/15/16 ........................       Canada               75,000            69,562
      R.H. Donnelley Corp., senior note, A-3, 8.875%, 1/15/16 .................    United States           25,000            12,188
      Radio One Inc., senior sub. note, 6.375%, 2/15/13 .......................    United States           50,000            36,750
(b,d) Univision Communications Inc., senior note, 144A, PIK, 9.75%, 3/15/15 ...    United States           50,000            38,375
                                                                                                                         ----------
                                                                                                                            715,998
                                                                                                                         ----------
      REAL ESTATE 0.8%
      Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ..............    United States           50,000            44,750
                                                                                                                         ----------
      RETAILING 1.9%
      Dollar General Corp., senior note, 10.625%, 7/15/15 .....................    United States           50,000            50,625
      Michaels Stores Inc., senior note, 10.00%, 11/01/14 .....................    United States           75,000            60,562
                                                                                                                         ----------
                                                                                                                            111,187
                                                                                                                         ----------
      SOFTWARE & SERVICES 2.5%
 (b)  First Data Corp., senior note, 144A, 9.875%, 9/24/15 ....................    United States           50,000            44,313
      SunGard Data Systems Inc.,
         senior note, 9.125%, 8/15/13 .........................................    United States           75,000            77,062
         senior sub. note, 10.25%, 8/15/15 ....................................    United States           25,000            25,500
                                                                                                                         ----------
                                                                                                                            146,875
                                                                                                                         ----------
      TECHNOLOGY HARDWARE & EQUIPMENT 2.5%
      Celestica Inc., senior sub. note, 7.625%, 7/01/13 .......................        Canada              50,000            48,000
  (b) Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16 ................        Canada              50,000            49,250
(b,c) Sanmina-SCI Corp., senior note, 144A, FRN, 5.526%, 6/15/14 ..............    United States           50,000            46,750
                                                                                                                         ----------
                                                                                                                            144,000
                                                                                                                         ----------
      TELECOMMUNICATION SERVICES 7.3%
  (b) American Tower Corp., senior note, 144A, 7.00%, 10/15/17 ................    United States           50,000            50,125
      Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
         10.375% thereafter, 11/15/12 .........................................   United Kingdom           50,000            50,500
      Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 .....................      Bermuda               25,000            26,063
  (b) Intelsat Subsidiary Holding Co. Ltd., senior note, 144A, 8.50%,
         1/15/13 ..............................................................      Bermuda               50,000            49,750
      MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ....................    United States           75,000            73,125
      Millicom International Cellular SA, senior note, 10.00%, 12/01/13 .......     Luxembourg             50,000            52,875
      Qwest Communications International Inc., senior note, 7.50%, 2/15/14 ....    United States           75,000            69,562
  (b) Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 ........        Italy               50,000            52,000
                                                                                                                         ----------
                                                                                                                            424,000
                                                                                                                         ----------


                               Annual Report | 13

Franklin Global Trust

      FRANKLIN TEMPLETON HIGH INCOME FUND                                             COUNTRY      PRINCIPAL AMOUNT(a)      VALUE
      -------------------------------------------------------------------------   --------------   -------------------   ----------
      CORPORATE BONDS (CONTINUED)
      UTILITIES 7.7%
      The AES Corp., senior note, 8.00%, 10/15/17 .............................    United States         $ 75,000        $   74,250
      Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ......................    United States           75,000            74,812
      Edison Mission Energy, senior note, 7.00%, 5/15/17 ......................    United States           50,000            47,500
      Mirant North America LLC, senior note, 7.375%, 12/31/13 .................    United States           50,000            50,250
      NRG Energy Inc., senior note, 7.375%, 2/01/16 ...........................    United States          100,000            97,250
  (b) Texas Competitive Electric Holdings Co. LLC, senior note, 144A, 10.25%,
         11/01/15 .............................................................    United States          100,000           100,500
                                                                                                                         ----------
                                                                                                                            444,562
                                                                                                                         ----------
      TOTAL CORPORATE BONDS BEFORE SHORT TERM INVESTMENT
         (COST $5,839,038) ....................................................                                           5,369,060
                                                                                                                         ----------

                                                                                                          SHARES
                                                                                                   -------------------
      SHORT TERM INVESTMENT (COST $283,623) 4.9%
      MONEY MARKET FUND 4.9%
  (e) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.20% ....    United States          283,623           283,623
                                                                                                                         ----------
      TOTAL INVESTMENTS (COST $6,122,661) 98.0% ...............................                                           5,652,683
      OTHER ASSETS, LESS LIABILITIES 2.0% .....................................                                             115,824
                                                                                                                         ----------
      NET ASSETS 100.0% .......................................................                                          $5,768,507
                                                                                                                         ==========

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note

PIK - Payment-In-Kind

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2008, the aggregate value of these securities was $951,126, representing 16.49% of net assets.

(c)  The coupon rate shown represents the rate at period end.

(d)  Income may be received in additional securities and/or cash.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2008

                                                                  FRANKLIN
                                                                 TEMPLETON
                                                                HIGH INCOME
                                                                    FUND
                                                                -----------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers............................    $5,839,038
      Cost - Sweep Money Fund (Note 7).......................       283,623
                                                                 ----------
      Total cost of investments..............................    $6,122,661
                                                                  =========
      Value - Unaffiliated issuers...........................    $5,369,060
      Value - Sweep Money Fund (Note 7)......................       283,623
                                                                 ----------
      Total value of investments.............................     5,652,683
   Receivables:
      Interest...............................................       120,896
      Affiliates.............................................        44,810
                                                                 ----------
         Total assets........................................     5,818,389
                                                                 ----------
Liabilities:
   Payables:
      Distributions to shareholders..........................        39,795
      Reports to shareholders................................         7,084
   Accrued expenses and other liabilities....................         3,003
                                                                 ----------
         Total liabilities...................................        49,882
                                                                 ----------
            Net assets, at value.............................    $5,768,507
                                                                 ==========
Net assets consist of:
   Paid-in capital...........................................    $6,289,623
   Distributions in excess of net investment income..........       (11,702)
   Net unrealized appreciation (depreciation)................      (469,978)
   Accumulated net realized gain (loss)......................       (39,436)
                                                                 ----------
            Net assets, at value.............................    $5,768,507
                                                                 ==========
   Shares outstanding........................................       631,661
                                                                 ==========
   Net asset value and maximum offering price per share(a)...    $     9.13
                                                                 ==========

(a) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Global Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2008

                                                                  FRANKLIN
                                                                 TEMPLETON
                                                                HIGH INCOME
                                                                    FUND
                                                                -----------
Investment income:
   Dividends from Sweep Money Fund (Note 7)..................    $   5,340
   Interest..................................................      494,219
                                                                 ---------
         Total investment income.............................      499,559
                                                                 ---------
Expenses:
   Management fees (Note 3a).................................       17,740
   Administrative fees (Note 3b).............................       12,140
   Transfer agent fees (Note 3d).............................          252
   Custodian fees (Note 4)...................................          209
   Reports to shareholders...................................       15,563
   Registration and filing fees..............................       15,568
   Professional fees.........................................       36,738
   Trustees' fees and expenses...............................          512
   Other.....................................................        6,212
                                                                 ---------
         Total expenses......................................      104,934
         Expense reductions (Note 4).........................          (61)
         Expenses waived/paid by affiliates (Note 3e)........      (74,696)
                                                                 ---------
            Net expenses.....................................       30,177
                                                                 ---------
            Net investment income............................      469,382
                                                                 ---------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments.................      (31,619)
   Net change in unrealized appreciation (depreciation)
     on investments..........................................     (255,463)
                                                                 ---------
Net realized and unrealized gain (loss)......................     (287,082)
                                                                 ---------
Net increase (decrease) in net assets resulting from
     operations..............................................    $ 182,300
                                                                 =========

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FRANKLIN TEMPLETON
                                                                                   HIGH INCOME FUND
                                                                               -----------------------
                                                                                 YEAR ENDED JULY 31,
                                                                                  2008         2007
                                                                               ----------   ----------
Increase (decrease) in net assets:
   Operations:
      Net investment income.................................................   $  469,382   $  500,593
      Net realized gain (loss) from investments.............................     (31,619)      103,523
      Net change in unrealized appreciation (depreciation) on investments...     (255,463)    (126,710)
                                                                               ----------   ----------
         Net increase (decrease) in net assets resulting from operations....      182,300      477,406
                                                                               ----------   ----------
   Distributions to shareholders from:
      Net investment income.................................................     (475,833)    (507,847)
      Net realized gains....................................................      (94,531)     (44,509)
                                                                               ----------   ----------
   Total distributions to shareholders......................................     (570,364)    (552,356)
                                                                               ----------   ----------
   Capital share transactions (Note 2)......................................       94,531     (932,051)
                                                                               ----------   ----------
         Net increase (decrease) in net assets..............................     (293,533)  (1,007,001)
Net assets:
   Beginning of year........................................................    6,062,040    7,069,041
                                                                               ----------   ----------
   End of year..............................................................   $5,768,507   $6,062,040
                                                                               ==========   ==========
Distribution in excess of net investment income included in net assets:
   End of year..............................................................   $  (11,702)  $  (10,322)
                                                                               ==========   ==========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. The Franklin Templeton High Income Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


                                18| Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of July 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               Annual Report | 19

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the year. Effective September 1, 2008, the redemption fee will be eliminated.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                           YEAR ENDED JULY 31,
                                -----------------------------------------
                                      2008                  2007
                                ----------------   ----------------------
                                SHARES    AMOUNT    SHARES       AMOUNT
                                ------   -------   --------   -----------
Shares sold .................       --   $    --     28,854   $   302,000
Shares issued reinvestment of
   distributions ............    9,746    94,531      4,338        44,509
Shares redeemed .............       --        --   (122,000)   (1,278,560)
                                 -----   -------   --------   -----------
Net increase (decrease) .....    9,746   $94,531    (88,808)  $  (932,051)
                                 =====   =======   ========   ===========

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Fiduciary International, Inc. (Fiduciary)                       Investment manager
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               20 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Advisers, an affiliate of Fiduciary, provides subadvisory services to the Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Fund has not activated the plan.

D. TRANSFER AGENT FEES

For the period ended July 31, 2008, the Fund paid transfer agent fees of $252, of which $63 was retained by Investor Services.

E. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services, Fiduciary and Investor Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services, Fiduciary and Investor Services may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2008, the Fund had tax basis capital losses of $355 expiring in 2016.


                               Annual Report | 21

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Fund deferred realized capital losses of $38,455.

The tax character of distributions paid during the years ended July 31, 2008 and 2007, was as follows:

                                      2008       2007
                                    --------   --------
Distributions paid from:
   Ordinary income ..............   $524,091   $518,438
   Long term capital gain .......     46,273     33,918
                                    --------   --------
                                    $570,364   $552,356
                                    ========   ========

At July 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .............................   $6,135,095
                                                    ==========
Unrealized appreciation .........................   $   37,456
Unrealized depreciation .........................     (519,868)
                                                    ----------
Net unrealized appreciation (depreciation) ......   $ (482,412)
                                                    ==========
Undistributed ordinary income ...................   $   39,898
                                                    ==========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of payments-in-kind and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2008, aggregated $1,624,161 and $1,841,056, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               22 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

8. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At July 31, 2008, there were three unaffiliated shareholders, holding 39%, 39% and 16% of the Fund's outstanding shares.

9. CREDIT RISK

The Fund has 94.1% of its portfolio invested in high yield, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

10. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 23

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN TEMPLETON HIGH INCOME FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton High Income Fund (one of the funds constituting Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2008


                               24 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   -------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 2000           143                       Bar-S Foods (meat packing
One Franklin Parkway                                                                              company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2000           122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS)
(1971 - January 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007           122                       Chevron Corporation (global
One Franklin Parkway                                                                              energy company) and ICO Global
San Mateo, CA 94403-1906                                                                          Communications (Holdings)
                                                                                                  Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC
(wireless company); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 2000           143                       Hess Corporation (exploration
One Franklin Parkway                                                                              and refining of oil and gas),
San Mateo, CA 94403-1906                                                                          H.J. Heinz Company (processed
                                                                                                  foods and allied products), RTI
                                                                                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 25

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   -------------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 2000           122                       Center for Creative Land
One Franklin Parkway                                                                              Recycling (brownfield
San Mateo, CA 94403-1906                                                                          redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).


FRANK A. OLSON (1932)            Trustee           Since 2005           143                       Hess Corporation (exploration
One Franklin Parkway                                                                              and refining of oil and gas) and
San Mateo, CA 94403-1906                                                                          Sentient Jet (private jet
                                                                                                  service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007           143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since        122                       None
One Franklin Parkway             Independent       2006 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   -------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Since 2000           143                       None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               26 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   -------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Treasurer,        Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial   2004, Chief
San Mateo, CA 94403-1906         Officer and       Financial Officer
                                 Chief             and Chief
                                 Accounting        Accounting Officer
                                 Officer           since February
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice President    Since February       Not Applicable            Not Applicable
500 East Broward Blvd.                             2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 27

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   -------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)        Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of four of the investment companies in Franklin Templeton
Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since      Not Applicable            Not Applicable
One Franklin Parkway             Chief             2000 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

CHRISTOPHER J. MOLUMPHY (1962)   Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.


                               28 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   -------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)           Senior Vice       Since February       Not Applicable            Not Applicable
500 East Broward Blvd.           President and     2008
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                               Annual Report | 29

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Templeton High Income Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies


                               30 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2007, and for additional periods ended that date depending on when the Fund commenced operations. Investment performance was shown on a total return basis for the Fund and on an income return basis as well. The following summarizes the performance results for the Fund and the Board's view of such performance.


                               Annual Report | 31

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The performance universe for the Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. This Fund has been in operation for only four full years. The Lipper report showed the Fund's income return to be in the highest quintile of such performance universe for the one-year period and the second-highest quintile of such universe during the four-year period of its existence on an annualized basis. The Lipper report showed the Fund's total return to be in the highest quintile of such universe for the one-year period as well as on an annualized basis for the four-year period of its existence. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate was below the Lipper expense group median and actual total expenses were in the least expensive quintile of the Fund's Lipper expense group. The Board was satisfied with these comparative expenses noting that the Fund benefited from fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure


                               32 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of the Fund with less than $100 million in net assets at December 31, 2007, and which had a fee waiver or expense reimbursement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                               Annual Report | 33

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               34 | Annual Report

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

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

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)   600 Fifth Avenue
                                             New York, NY 10020

ANNUAL REPORT

FRANKLIN TEMPLETON HIGH INCOME FUND

INVESTMENT MANAGER
Fiduciary International, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND



                                   (GRAPHIC)

                                 JULY 31, 2008

                       A series of Franklin Global Trust

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                 INTERNATIONAL

                  FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND
        (formerly, Franklin International Smaller Companies Growth Fund)

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
                         FRANKLIN TEMPLETON INVESTMENTS

                      FRANKLIN - Templeton - Mutual Series

Annual Report

Franklin International Small Cap Growth Fund
(formerly, Franklin International Smaller Companies Growth Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $2 billion (or the equivalent in local currencies), or the highest market capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase.(1) The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over the counter outside of North America.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 7/31/08

                                   (PIE CHART)

Europe .................................................................   69.2%
Asia ...................................................................   22.7%
Middle East & Africa ...................................................    2.0%
Short-Term Investments & Other Net Assets ..............................    6.1%

This annual report for Franklin International Small Cap Growth Fund covers the fiscal year ended July 31, 2008.

(1.) The MSCI EAFE Small Cap Index is a float-adjusted, market capitalization-weighted index designed to measure equity market small cap sector performance in global developed markets, excluding the U.S. and Canada.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                Annual Report | 3

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

For the 12-month reporting period, Franklin International Small Cap Growth Fund
- Advisor Class had a -17.16% return. The Fund's Advisor Class shares performed better than the benchmark MSCI EAFE Small Cap Index, which had a -21.72% return for the year under review.(2) For the period since the Fund's Class A shares' inception on May 15, 2008, through July 31, 2008, the Fund's Class A shares had a -11.37% cumulative total return and performed comparably to the benchmark's -11.56% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

The MSCI EAFE Small Cap Index replaced the Standard & Poor's (S&P)/Citigroup less than $2 Billion Cap Range EPAC (Europe Pacific Asia Composite) Index as the Fund's benchmark because the manager believes it is more representative of the Fund's investment style. For the period since the Fund's Class A shares' inception and for the 12 months under review, the S&P/Citigroup less than $2 Billion Cap Range EPAC Index returned -10.55% and -20.96%.(3)

ECONOMIC AND MARKET OVERVIEW

The U.S. economy experienced slower growth as energy prices rose, housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. A shift in investor sentiment toward extreme caution led to broad reassessment of risk in the stock, bond and credit markets. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global gross domestic product -- could have a meaningfully negative impact on growth prospects around the world.(4) Nevertheless, growth remained robust in certain areas, particularly in Asia ex-Japan, where China's demand for commodities continued to have a significant impact on commodity prices and related equities.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. See footnote 1 for a description of the MSCI EAFE Small Cap Index.

(3.) Source: (C) 2008 Morningstar. The S&P/Citigroup less than $2 Billion Cap
     Range EPAC Index is a float-adjusted, market capitalization-weighted index designed to measure performance of European and Asian equity securities with market capitalizations of less than $2 billion. The index is rebalanced monthly by market capitalization.

The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(4.) Source: Global Insight.


                                4 | Annual Report

During the year under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, as well as precious metals, adding to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 5.25%, the European Central Bank raised rates from 4.00% to 4.25%. Overall, rising inflation led more than three-quarters of the world's central banks to raise rates as of the end of July as estimated by Merrill Lynch. Interest rate differentials pressured the U.S. dollar but the greenback regained ground toward period-end as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, however, the U.S. dollar declined versus many of the world's currencies, and the dollar's weakness contributed to higher commodity prices, as most of these prices are set in U.S. dollars.

Against this challenging economic backdrop, many global equity markets were volatile and generally declined over the 12-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Although many financial institutions were hurt by their subprime loan exposure, abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

INVESTMENT STRATEGY

In choosing individual equity investments, we utilize a fundamental, "bottom-up" approach involving in-depth analysis of individual equity securities. In narrowing down the universe of eligible investments, we employ a quantitative and qualitative approach to identify smaller international companies that may benefit from longer-term dynamic growth. Such companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage. Additionally, the companies we invest in tend to also have a strong balance sheet and/or have the ability to generate cash flow over the next five years. After we identify a company, we conduct thorough analysis to establish the earning prospects and determine the value of the company. Overall, we seek to invest in growth companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class, but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/08

Media                                       14.3%
Food Products                               13.5%
Diversified Financial Services              11.1%
Specialty Retail                             7.6%
Leisure Equipment & Products                 6.7%
Hotels, Restaurants & Leisure                5.9%
Commercial Services & Supplies               5.4%
Office Electronics                           5.3%
Insurance                                    3.3%
Diversified Consumer Services                3.1%
Health Care Equipment & Supplies             3.0%
Biotechnology                                2.9%
Textiles, Apparel & Luxury Goods             2.8%
Household Durables                           2.4%
Other                                        6.5%
Short-Term Investments & Other Net Assets    6.2%


                                Annual Report | 5

TOP 10 COUNTRIES
7/31/08

              % OF TOTAL
              NET ASSETS
              ----------
U.K.             36.7%
Japan            15.1%
Belgium           7.7%
Hong Kong         7.6%
France            7.6%
Germany           5.9%
Greece            5.5%
Netherlands       2.8%
Ireland           2.6%
Israel            2.0%

While we seek to outperform the MSCI EAFE Small Cap Index, the Fund may take positions that are not represented in the index.

MANAGER'S DISCUSSION

During the year under review, the Fund's performance relative to the benchmark MSCI EAFE Small Cap Index benefited from stock selection in the consumer discretionary, consumer staples and financials sectors.(5) In the consumer discretionary sector, non-index component Megastudy (sold by period-end), a leading South Korean online educational services company experiencing strong demand for its middle and high school products, boosted returns. Additionally, non-index component D&M Holdings, a Japan-based leader in branded audiovisual equipment, also contributed to performance largely due to U.S.-based private equity firm Bain Capital's bid for the company. In the consumer staples sector, Unicharm Petcare, a Japanese producer of healthy, low-calorie food and toiletry goods for dogs and cats, added to returns. Vitasoy International Holdings, a Hong Kong manufacturer of soymilk, tofu, water and tea, also helped the Fund. About a year and a half ago, we began to purchase Vitasoy shares because the company's market capitalization was equal to its high-returning Hong Kong assets. During the period, investors began to recognize Vitasoy's fast-growing Chinese and Australian operations. In the financials sector, non-index component Man Group, a U.K.-based hedge fund, was a key contributor during the year as it benefited from a growing asset base.

Conversely, stock selection within the materials, industrials and health care sectors detracted from the Fund's relative performance.(6) In the materials sector, Century Sunshine, a Hong Kong-based organic fertilizer producer, declined during the year after the company announced that the bacteria it uses in converting organic waste into organic fertilizer was less effective than previously believed. In the industrials sector, Seche Environment, France's third-largest waste manager, hampered performance, as did Park24, a Japan-based parking lot operator. In health care, Italy's Amplifon, the world's largest hearing aid distributor, was a significant detractor. We eliminated our position in the company during the period after Amplifon failed to complete an acquisition in the U.K., which we believed would negatively impact the company's long-term fundamentals.

(5.) The consumer discretionary sector comprises diversified consumer services;
     hotels, restaurants and leisure; household durables; leisure equipment and products; media; specialty retail; and textiles, apparel and luxury goods in the SOI. The consumer staples sector comprises food products in the SOI. The financials sector comprises capital markets, diversified financial services and insurance in the SOI.

(6.) The materials sector comprises chemicals in the SOI. The industrials sector comprises aerospace and defense, commercial services and supplies, and road and rail in the SOI. The health care sector comprises biotechnology and health care equipment and supplies in the SOI.


                                6 | Annual Report

Geographically, our U.K. allocation delivered the strongest relative performance, helped by Genus, which crossbreeds cows and pigs. We believed Genus had a significant lead over other breeders, and it offered some of the most advanced products to farmers globally to boost milk production. We purchased the company's shares about two years ago when we believed it was overlooked and underpriced by the market. Also in the U.K., Gyrus Group, an advanced surgical systems manufacturer and marketer, also contributed to Fund performance. During the year, Japanese company Olympus acquired Gyrus. On the other hand, our European (non-U.K.) exposure hindered relative performance during the period due to stock selection. Detractors from performance included Belgian companies Omega Pharma, a branded medical supplier, and RHJ International, a holding company with Japanese investments. We continued to hold RHJ because our analysis indicated that it traded at a large discount to its intrinsic value. Furthermore, we believe RHJ is run by a strong management team that has demonstrated exceptional returns on its investments in the past.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2008, the U.S. dollar declined in value relative to most currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Although we are bottom-up investors, we would like to discuss how we operate and can benefit from the current credit crisis that started in the U.S. mortgage securities markets. Although it is hard to predict the outcome of the credit crunch, as in past crises, we believe our disciplined investment process should help us navigate successfully through turbulent periods.

The companies we hold have historically tended to do better than the market in a credit environment like the existing one because of their strong balance sheets and/or their ability to generate cash. Therefore, such companies generally have not needed to borrow money in a distressed situation. Moreover, our valuation focus led us to reduce exposure to banks and cyclical stocks before their shares declined. Our analysis of the downside risks in an economic slowdown indicated that many of these companies were overvalued in late 2006 and early 2007. Lastly, our dedication to finding companies with strong

TOP 10 EQUITY HOLDINGS
7/31/08

COMPANY                                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
-------------------------------------------   ----------
Vitasoy International Holdings Ltd.              7.6%
   FOOD PRODUCTS, HONG KONG
NETeller PLC                                     6.4%
   DIVERSIFIED FINANCIAL SERVICES, U.K.
Neopost SA                                       5.3%
   OFFICE ELECTRONICS, FRANCE
ASATSU-DK Inc.                                   4.8%
   MEDIA, JAPAN
RHJ International                                4.7%
   DIVERSIFIED FINANCIAL SERVICES, BELGIUM
Homeserve PLC                                    4.4%
   COMMERCIAL SERVICES & SUPPLIES, U.K.
Carpetright PLC                                  3.8%
   SPECIALTY RETAIL, U.K.
Signet Group PLC                                 3.8%
   SPECIALTY RETAIL, U.K.
Vitec Group PLC                                  3.7%
   LEISURE EQUIPMENT & PRODUCTS, U.K.
CTS Eventim AG                                   3.6%
   MEDIA, GERMANY


                                Annual Report | 7
competitive positions also benefited the Fund because the market has tended to focus on these higher quality companies during downturns.

Thank you for your continued participation in Franklin International Small Cap Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF EDWIN LUGO)


/s/ Edwin Lugo
Edwin Lugo, CFA
Portfolio Manager
Franklin International Small Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

Performance Summary as of 7/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                     CHANGE  7/31/08  5/15/08
------------------------------           -------  -------  -------
Net Asset Value (NAV)                     -$2.55   $19.88   $22.43

CLASS C (SYMBOL: N/A)                     CHANGE  7/31/08  5/15/08
------------------------------           -------  -------  -------
Net Asset Value (NAV)                     -$2.57   $19.86   $22.43

CLASS R (SYMBOL: N/A)                     CHANGE  7/31/08  5/15/08
------------------------------           -------  -------  -------
Net Asset Value (NAV)                     -$2.56   $19.87   $22.43

ADVISOR CLASS (SYMBOL: FKSCX)             CHANGE  7/31/08  7/31/07
------------------------------           -------  -------  -------
Net Asset Value (NAV)                    -$11.80   $19.90   $31.70
DISTRIBUTIONS (8/1/07-7/31/08)
Dividend Income                 $0.2023
Short-Term Capital Gain         $0.5876
Long-Term Capital Gain          $6.2963
   TOTAL                        $7.0862


                                Annual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR: NO SALES CHARGES.

CLASS A                                                          INCEPTION (5/15/08)
-------------------------------------                            -------------------
Cumulative Total Return(2)                                             -11.37%
Aggregate Total Return(3)                                              -16.47%
Value of $10,000 Investment(4)                                        $ 8,353
Aggregate Total Return (6/30/08)(5)                                    -12.77%
   Total Annual Operating Expenses(6)
      Without Waiver                   1.55%
      With Waiver                      1.25%

CLASS C                                                          INCEPTION (5/15/08)
-------------------------------------                            -------------------
Cumulative Total Return(2)                                             -11.46%
Aggregate Total Return(3)                                              -12.34%
Value of $10,000 Investment(4)                                        $ 8,766
Aggregate Total Return (6/30/08)(5)                                     -8.46%
   Total Annual Operating Expenses(6)
      Without Waiver                   2.25%
      With Waiver                      1.95%

CLASS R                                                          INCEPTION (5/15/08)
-------------------------------------                            -------------------
Cumulative Total Return(2)                                             -11.37%
Aggregate Total Return(3)                                              -11.37%
Value of $10,000 Investment(4)                                        $ 8,863
Aggregate Total Return (6/30/08)(5)                                     -7.45%
   Total Annual Operating Expenses(6)
      Without Waiver                   1.75%
      With Waiver                      1.45%

ADVISOR CLASS                                 1-YEAR   5-YEAR    INCEPTION (10/15/02)
-------------------------------------         -------  --------  --------------------
Cumulative Total Return(2)                    -17.16%  +176.10%        +233.86%
Average Annual Total Return(7)                -17.16%   +22.52%         +23.14%
Value of $10,000 Investment(4)                $8,284   $27,610        $ 33,386
Avg. Ann. Total Return (6/30/08)(5)           -11.54%   +24.59%         +24.44%
   Total Annual Operating Expenses(6)
      Without Waiver                   1.25%
      With Waiver                      0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (i.e., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/08.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses.

ADVISOR CLASS (10/15/02-7/31/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN INTERNATIONAL
             SMALL CAP GROWTH FUND -   S&P/CITIGROUP EPAC       MSCI EAFE
   DATE           ADVISOR CLASS         <$2 BILLION INDEX   SMALL CAP INDEX
----------   -----------------------   ------------------   ---------------
10/15/2002            $10,000                $10,000            $10,000
10/31/2002            $ 9,970                $ 9,956            $ 9,936
11/30/2002            $10,180                $10,313            $10,223
12/31/2002            $10,206                $10,235            $10,033
 1/31/2003            $10,025                $10,087            $ 9,891
 2/28/2003            $ 9,844                $10,067            $ 9,813
 3/31/2003            $ 9,714                $10,004            $ 9,762
 4/30/2003            $10,597                $10,834            $10,689
 5/31/2003            $11,460                $11,743            $11,610
 6/30/2003            $11,601                $12,301            $12,233
 7/31/2003            $12,092                $12,702            $12,614
 8/31/2003            $12,664                $13,508            $13,448
 9/30/2003            $13,266                $14,276            $14,256
10/31/2003            $14,992                $15,259            $15,394
11/30/2003            $15,013                $15,246            $15,332
12/31/2003            $15,655                $16,180            $16,267
 1/31/2004            $16,689                $16,856            $17,094
 2/29/2004            $16,947                $17,342            $17,581
 3/31/2004            $17,340                $18,250            $18,310
 4/30/2004            $17,113                $17,661            $17,761
 5/31/2004            $16,637                $17,420            $17,484
 6/30/2004            $17,392                $18,228            $18,431
 7/31/2004            $16,234                $17,469            $17,600
 8/31/2004            $16,089                $17,644            $17,729
 9/30/2004            $16,492                $18,083            $18,153
10/31/2004            $17,071                $18,690            $18,836
11/30/2004            $18,509                $20,121            $20,338
12/31/2004            $19,459                $21,103            $21,354
 1/31/2005            $19,920                $21,576            $21,777
 2/28/2005            $20,855                $22,485            $22,654
 3/31/2005            $20,324                $22,095            $22,296
 4/30/2005            $20,070                $21,600            $21,784
 5/31/2005            $20,243                $21,581            $21,795
 6/30/2005            $21,040                $22,125            $22,387
 7/31/2005            $22,055                $22,994            $23,400
 8/31/2005            $23,463                $23,690            $24,080
 9/30/2005            $24,998                $24,802            $25,075
10/31/2005            $24,837                $24,317            $24,257
11/30/2005            $26,256                $25,167            $25,041
12/31/2005            $28,000                $27,018            $27,045
 1/31/2006            $30,345                $28,706            $28,892
 2/28/2006            $30,796                $28,387            $28,542
 3/31/2006            $32,286                $29,554            $29,930
 4/30/2006            $34,484                $30,924            $31,244
 5/31/2006            $32,872                $29,252            $29,467
 6/30/2006            $32,274                $28,619            $28,830
 7/31/2006            $30,523                $28,042            $28,053
 8/31/2006            $31,009                $28,868            $28,842
 9/30/2006            $30,947                $29,075            $28,963
10/31/2006            $31,871                $30,057            $30,027
11/30/2006            $33,169                $31,319            $31,318
12/31/2006            $35,000                $32,374            $32,365
 1/31/2007            $35,623                $32,857            $33,042
 2/28/2007            $35,636                $33,589            $33,598
 3/31/2007            $37,212                $34,671            $34,692
 4/30/2007            $38,547                $36,089            $36,000
 5/31/2007            $39,653                $36,705            $36,276
 6/30/2007            $39,373                $36,806            $36,209
 7/31/2007            $40,301                $37,234            $36,071
 8/31/2007            $38,547                $35,514            $34,216
 9/30/2007            $39,768                $36,544            $34,604
10/31/2007            $41,102                $38,253            $36,765
11/30/2007            $38,763                $35,609            $34,123
12/31/2007            $37,966                $34,365            $32,943
 1/31/2008            $35,148                $31,045            $29,729
 2/29/2008            $35,634                $32,324            $30,996
 3/31/2008            $35,500                $31,840            $30,914
 4/30/2008            $36,758                $32,575            $31,661
 5/31/2008            $37,144                $33,258            $32,219
 6/30/2008            $34,829                $30,745            $29,586
 7/31/2008            $33,386                $29,429            $28,237

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                7/31/08
--------------------------   -------
1-Year                       -17.16%
5-Year                       +22.52%
Since Inception (10/15/02)   +23.14%

ENDNOTES

SMALLER, RELATIVELY NEW AND/OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. FOREIGN INVESTING INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY, AS WELL AS POLITICAL AND SOCIAL INSTABILITY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Aggregate total return represents the change in value of an investment over the period indicated. Since Classes A, C and R have existed for less than one year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(8.) Source: (C) 2008 Morningstar. The S&P/Citigroup less than $2 Billion Cap
     Range EPAC Index is a float-adjusted, market capitalization-weighted index designed to measure performance of European and Asian equity securities with market capitalizations of less than $2 billion. The index is rebalanced monthly by market capitalization. The MSCI EAFE Small Cap Index is a float-adjusted, market capitalization-weighted index designed to measure equity market small cap sector performance in global developed markets, excluding the U.S. and Canada.


                               Annual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/08      VALUE 7/31/08   PERIOD* 2/1/08-7/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual (5/15/08-7/31/08)                         $1,000           $  866.30              $2.51
Hypothetical (5% return before expenses)         $1,000           $1,018.65              $6.27

CLASS C
Actual (5/15/08-7/31/08)                         $1,000           $  885.40              $3.92
Hypothetical (5% return before expenses)         $1,000           $1,015.17              $9.77

CLASS R
Actual (5/15/08-7/31/08)                         $1,000           $  886.30              $2.91
Hypothetical (5% return before expenses)         $1,000           $1,017.65              $7.27

ADVISOR CLASS
Actual                                           $1,000           $  949.90              $4.61
Hypothetical (5% return before expenses)         $1,000           $1,020.14              $4.77

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%; C: 1.95%; R: 1.45% and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 182/366 (Hypothetical for all share classes; Actual for Advisor Class) to reflect the one-half year period. For Classes A, C and R actual expenses, the multiplier is 78/366 to reflect the number of days since each class's inception.


                               Annual Report | 13

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                             PERIOD ENDED
                                                                               JULY 31,
                                                                                2008(a)
                                                                             ------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................     $ 22.43
                                                                               -------
Income from investment operations(b):
   Net investment income(c) ..............................................        0.08
   Net realized and unrealized gains (losses) ............................       (2.63)
                                                                               -------
Total from investment operations .........................................       (2.55)
                                                                               -------
Redemption fees ..........................................................          --(d)
                                                                               -------
Net asset value, end of period ...........................................     $ 19.88
                                                                               =======
Total return(e) ..........................................................      (11.37)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates and expense reduction ..        1.74%
Expenses net of waiver and payments by affiliates ........................        1.26%
Expenses net of waiver and payments by affiliates and expense reduction ..        1.25%
Net investment income ....................................................        1.33%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................................     $   145
Portfolio turnover rate ..................................................       70.52%

(a)  For the period May 15, 2008 (effective date) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

  The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                             PERIOD ENDED
                                                                              JULY 31,
                                                                               2008(a)
                                                                             ------------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................     $ 22.43
                                                                               -------
Income from investment operations(b):
   Net investment income(c) ..............................................        0.04
   Net realized and unrealized gains (losses) ............................       (2.61)
                                                                               -------
Total from investment operations .........................................       (2.57)
                                                                               -------
Redemption fees ..........................................................          --(d)
                                                                               -------
Net asset value, end of period ...........................................     $ 19.86
                                                                               =======
Total return(e) ..........................................................      (11.46)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates and expense reduction ..        2.44%
Expenses net of waiver and payments by affiliates ........................        1.96%
Expenses net of waiver and payments by affiliates and expense reduction ..        1.95%
Net investment income ....................................................        0.63%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................................     $    79
Portfolio turnover rate ..................................................       70.52%

(a)  For the period May 15, 2008 (effective date) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                             PERIOD ENDED
                                                                               JULY 31,
                                                                                2008(a)
                                                                             ------------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................     $ 22.43
                                                                               -------
Income from investment operations(b):
   Net investment income(c) ..............................................        0.07
   Net realized and unrealized gains (losses) ............................       (2.63)
                                                                               -------
Total from investment operations .........................................       (2.56)
                                                                               -------
Redemption fees ..........................................................          --(d)
                                                                               -------
Net asset value, end of period ...........................................     $ 19.87
                                                                               =======
Total return(e) ..........................................................      (11.37)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates and expense reduction ..        1.94%
Expenses net of waiver and payments by affiliates ........................        1.46%
Expenses net of waiver and payments by affiliates and expense reduction ..        1.45%
Net investment income ....................................................        1.13%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................................     $     4
Portfolio turnover rate ..................................................       70.52%

(a)  For the period May 15, 2008 (effective date) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                                              YEAR ENDED JULY 31,
                                                                              --------------------------------------------------
                                                                                2008       2007      2006      2005        2004
                                                                              -------    -------   -------   -------     -------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................   $ 31.70    $ 24.45   $ 19.11   $ 15.70     $ 12.06
                                                                              -------    -------   -------   -------     -------
Income from investment operations(a):
   Net investment income(b) ...............................................      0.41       0.17      0.23      0.16        0.02
   Net realized and unrealized gains (losses) .............................     (5.13)      7.58      6.94      5.12        4.07
                                                                              -------    -------   -------   -------     -------
Total from investment operations ..........................................     (4.72)      7.75      7.17      5.28        4.09
                                                                              -------    -------   -------   -------     -------
Less distributions from:
   Net investment income ..................................................     (0.20)     (0.09)    (0.22)    (0.03)      (0.08)
   Net realized gains .....................................................     (6.88)     (0.41)    (1.61)    (1.84)      (0.37)
                                                                              -------    -------   -------   -------     -------
Total distributions .......................................................     (7.08)     (0.50)    (1.83)    (1.87)      (0.45)
                                                                              -------    -------   -------   -------     -------
Redemption fees ...........................................................        --(c)      --        --        --          --
                                                                              -------    -------   -------   -------     -------
Net asset value, end of year ..............................................   $ 19.90    $ 31.70   $ 24.45   $ 19.11     $ 15.70
                                                                              =======    =======   =======   =======     =======
Total return ..............................................................    (17.16)%    32.04%    38.39%    35.86%      34.25%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates and expense reduction ...      1.44%      1.26%     1.21%     1.48%       1.53%
Expenses net of waiver and payments by affiliates .........................      0.96%      0.96%     0.96%     0.95%       0.95%
Expenses net of waiver and payments by affiliates and expense reduction ...      0.95%      0.95%     0.95%     0.95%(d)    0.95%(d)
Net investment income .....................................................      1.63%      0.63%     0.93%     0.95%       0.13%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................................   $23,271    $43,518   $55,646   $16,382     $ 8,653
Portfolio turnover rate ...................................................     70.52%     51.78%    78.53%   113.27%     108.64%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

    FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND        COUNTRY        SHARES        VALUE
    ---------------------------------------------   --------------   ----------   -----------
    COMMON STOCKS 93.8%
    AEROSPACE & DEFENSE 0.5%
    MTU Aero Engines Holding AG .................       Germany           3,400   $   105,559
                                                                                  -----------
    BIOTECHNOLOGY 2.9%
    Genus PLC ...................................   United Kingdom       42,079       670,659
                                                                                  -----------
    CAPITAL MARKETS 1.8%
    Man Group PLC ...............................   United Kingdom       34,937       425,586
                                                                                  -----------
    CHEMICALS 1.8%
    Symrise AG ..................................       Germany          24,400       418,910
                                                                                  -----------
    COMMERCIAL SERVICES & SUPPLIES 5.4%
    Homeserve PLC ...............................   United Kingdom       35,500     1,038,008
    Park24 Co. Ltd. .............................        Japan           39,400       220,542
                                                                                  -----------
                                                                                    1,258,550
                                                                                  -----------
    DIVERSIFIED CONSUMER SERVICES 3.1%
    Dignity PLC .................................   United Kingdom       49,520       724,465
                                                                                  -----------
    DIVERSIFIED FINANCIAL SERVICES 11.1%
(a) NETeller PLC ................................   United Kingdom    1,207,600     1,514,133
(a) RHJ International ...........................       Belgium          97,520     1,094,888
                                                                                  -----------
                                                                                    2,609,021
                                                                                  -----------
    ELECTRONIC EQUIPMENT & INSTRUMENTS 1.9%
(a) Orbotech Ltd. ...............................       Israel           38,900       457,464
                                                                                  -----------
    FOOD PRODUCTS 13.5%
    IAWS Group PLC ..............................       Ireland          26,200       607,105
    L.D.C. SA ...................................       France            5,700       542,186
    Unicharm Petcare Corp. ......................        Japan            8,300       250,757
    Vitasoy International Holdings Ltd. .........      Hong Kong      3,498,600     1,780,367
                                                                                  -----------
                                                                                    3,180,415
                                                                                  -----------
    HEALTH CARE EQUIPMENT & SUPPLIES 3.0%
    Omega Pharma SA .............................       Belgium          16,330       710,705
                                                                                  -----------
    HOTELS, RESTAURANTS & LEISURE 5.9%
    Intralot SA .................................       Greece           37,900       590,994
    Unibet Group PLC ............................   United Kingdom       40,700       806,300
                                                                                  -----------
                                                                                    1,397,294
                                                                                  -----------
    HOUSEHOLD DURABLES 2.4%
    D & M Holdings Inc. .........................        Japan          121,000       568,528
                                                                                  -----------
    INSURANCE 3.3%
    Lancashire Holdings Ltd. ....................   United Kingdom      129,360       785,979
                                                                                  -----------
    LEISURE EQUIPMENT & PRODUCTS 6.7%
    Jumbo SA ....................................       Greece           27,570       711,076
    Vitec Group PLC .............................   United Kingdom      117,800       868,113
                                                                                  -----------
                                                                                    1,579,189
                                                                                  -----------


                               18 | Annual Report

Franklin Global Trust

    FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND        COUNTRY        SHARES        VALUE
    ---------------------------------------------   --------------   ----------   -----------
    COMMON STOCKS (CONTINUED)
    MEDIA 14.3%
    ASATSU-DK Inc. ..............................        Japan           40,900   $ 1,118,160
    CTS Eventim AG ..............................       Germany          24,230       855,786
    HAKUHODO DY HOLDINGS Inc. ...................        Japan           13,970       758,669
    Sky Perfect JSAT Holdings Inc. ..............        Japan            1,600       634,632
                                                                                  -----------
                                                                                    3,367,247
                                                                                  -----------
    OFFICE ELECTRONICS 5.3%
    Neopost SA ..................................       France           12,334     1,233,029
                                                                                  -----------
    ROAD & RAIL 0.5%
    DSV AS, B ...................................       Denmark           5,300       114,104
                                                                                  -----------
    SPECIALTY RETAIL 7.6%
    Carpetright PLC .............................   United Kingdom       79,860       898,412
    Signet Group PLC ............................   United Kingdom      882,100       883,059
                                                                                  -----------
                                                                                    1,781,471
                                                                                  -----------
    TEXTILES, APPAREL & LUXURY GOODS 2.8%
    Koninklijke Ten Cate NV .....................     Netherlands        16,850       657,139
                                                                                  -----------
    TOTAL COMMON STOCKS (COST $24,110,566) ......                                  22,045,314
                                                                                  -----------
                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                     ----------
    SHORT TERM INVESTMENT (COST $575,000) 2.5%
    TIME DEPOSIT 2.5%
    Dresdner Bank AG, 2.18%, 8/01/08 ............    United States   $  575,000       575,000
                                                                                  -----------
    TOTAL INVESTMENTS (COST $24,685,566) 96.3% ..                                  22,620,314
    OTHER ASSETS, LESS LIABILITIES 3.7% .........                                     878,366
                                                                                  -----------
    NET ASSETS 100.0% ...........................                                 $23,498,680
                                                                                  ===========

(a)  Non-income producing for the twelve months ended July 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2008

                                                                      FRANKLIN
                                                                   INTERNATIONAL
                                                                      SMALL CAP
                                                                    GROWTH FUND
                                                                   -------------
Assets:
   Investments in securities:
      Cost .....................................................    $24,685,566
                                                                    ===========
      Value ....................................................    $22,620,314
   Cash ........................................................          1,778
   Foreign currency, at value (cost $ 860,829) .................        863,725
   Receivables:
      Dividends ................................................         36,648
      Affiliates ...............................................         60,985
                                                                    -----------
         Total assets ..........................................     23,583,450
                                                                    -----------
Liabilities:
   Payables:
      Investment securities purchased ..........................         66,854
      Custodian fees ...........................................          4,250
      Reports to shareholders ..................................          7,064
   Accrued expenses and other liabilities ......................          6,602
                                                                    -----------
         Total liabilities .....................................         84,770
                                                                    -----------
            Net assets, at value ...............................    $23,498,680
                                                                    ===========
Net assets consist of:
   Paid-in capital .............................................    $20,370,021
   Undistributed net investment in come ........................        381,091
   Net unrealized appreciation (depreciation) ..................     (2,061,175)
   Accumulated net realized gain (loss) ........................      4,808,743
                                                                    -----------
            Net assets, at value ...............................    $23,498,680
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Global Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 2008

                                                                      FRANKLIN
                                                                   INTERNATIONAL
                                                                     SMALL CAP
                                                                    GROWTH FUND
                                                                   -------------
CLASS A:
   Net assets, at value ........................................    $   144,760
                                                                    ===========
   Shares outstanding ..........................................          7,280
                                                                    ===========
   Net asset value per share(a) ................................    $     19.88
                                                                    ===========
   Maximum offering price per share (net asset
      value per share / 94.25%) ................................    $     21.09
                                                                    ===========
CLASS C:
   Net assets, at value ........................................    $    78,623
                                                                    ===========
   Shares outstanding ..........................................          3,959
                                                                    ===========
   Net asset value and maximum offering price per
      share(a) .................................................    $     19.86
                                                                    ===========
CLASS R:
   Net assets, at value ........................................    $     4,432
                                                                    ===========
   Shares outstanding ..........................................            223
                                                                    ===========
   Net asset value and maximum offering price per
      share(a) .................................................    $     19.87
                                                                    ===========
ADVISOR CLASS:
   Net assets, at value ........................................    $23,270,865
                                                                    ===========
   Shares outstanding ..........................................      1,169,459
                                                                    ===========
   Net asset value and maximum offering price per
      share(a) .................................................    $     19.90
                                                                    ===========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Global Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2008

                                                                      FRANKLIN
                                                                   INTERNATIONAL
                                                                     SMALL CAP
                                                                    GROWTH FUND
                                                                   -------------
Investment income:
   Dividends (net of foreign taxes of $29,242) .................   $    794,997
   Interest ....................................................         65,206
                                                                   ------------
         Total investment income ...............................        860,203
                                                                   ------------
Expenses:
   Management fees (Note 3a) ...................................        250,232
   Administrative fees (Note 3b) ...............................         66,729
   Distribution fees: (Note 3c)
      Class A ..................................................             35
      Class C ..................................................             83
      Class R ..................................................              5
   Transfer agent fees (Note 3e) ...............................          2,038
   Custodian fees (Note 4) .....................................         19,004
   Reports to shareholders .....................................         14,497
   Registration and filing fees ................................         88,053
   Professional fees ...........................................         29,195
   Trustees' fees and expenses .................................          3,147
   Other .......................................................          8,272
                                                                   ------------
         Total expenses ........................................        481,290
         Expense reductions (Note 4) ...........................         (2,996)
         Expenses waived/paid by affiliates (Note 3f) ..........       (160,955)
                                                                   ------------
            Net expenses .......................................        317,339
                                                                   ------------
               Net investment income ...........................        542,864
                                                                   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................      7,140,891
      Foreign currency transactions ............................        (22,086)
                                                                   ------------
               Net realized gain (loss) ........................      7,118,805
                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................    (14,506,017)
      Translation of assets and liabilities denominated in
         foreign currencies ....................................          1,250
                                                                   ------------
               Net change in unrealized appreciation
                  (depreciation) ...............................    (14,504,767)
                                                                   ------------
Net realized and unrealized gain (loss) ........................     (7,385,962)
                                                                   ------------
Net increase (decrease) in net assets resulting from
   operations ..................................................   $ (6,843,098)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FRANKLIN INTERNATIONAL
                                                                      SMALL CAP GROWTH FUND
                                                                        YEAR ENDED JULY 31,
                                                                   ---------------------------
                                                                       2008            2007
                                                                   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................   $    542,864   $    250,357
      Net realized gain (loss) from investments and foreign
         currency transactions .................................      7,118,805      7,504,583
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies .....................    (14,504,767)     3,036,449
                                                                   ------------   ------------
            Net increase (decrease) in net assets resulting from
               operations ......................................     (6,843,098)    10,791,389
                                                                   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Advisor Class .........................................       (275,061)      (128,792)
      Net realized gains:
         Advisor Class .........................................     (9,359,816)      (554,205)
                                                                   ------------   ------------
   Total distributions to shareholders .........................     (9,634,877)      (682,997)
                                                                   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ...............................................        148,693             --
         Class C ...............................................         82,499             --
         Class R ...............................................          5,000             --
         Advisor Class .........................................     (3,777,789)   (22,235,847)
                                                                   ------------   ------------
   Total capital share transactions ............................     (3,541,597)   (22,235,847)
                                                                   ------------   ------------
   Redemption fees .............................................            185             --
                                                                   ------------   ------------
            Net increase (decrease) in net assets ..............    (20,019,387)   (12,127,455)
Net assets:
   Beginning of year ...........................................     43,518,067     55,645,522
                                                                   ------------   ------------
   End of year .................................................   $ 23,498,680   $ 43,518,067
                                                                   ============   ============
Undistributed net investment income included in
   net assets:
   End of year .................................................   $    381,091   $    125,253
                                                                   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. The Franklin International Small Cap Growth Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Effective
May 15, 2008, the Franklin International Smaller Companies Growth Fund was renamed the Franklin International Small Cap Growth Fund and began offering three new classes of shares, Class A, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy


                               24 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               Annual Report | 25

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of July 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               26 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                        YEAR ENDED JULY 31,
                                        ---------------------------------------------------
                                                 2008(a)                     2007
                                        -----------------------   -------------------------
                                         SHARES       AMOUNT        SHARES        AMOUNT
                                        --------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold .......................     7,492   $    152,806
   Shares redeemed ...................      (212)        (4,113)
                                        --------   ------------
   Net increase (decrease) ...........     7,280   $    148,693
                                        ========   ============
CLASS C SHARES:
   Shares sold .......................     4,406   $     91,771
   Shares redeemed ...................      (447)        (9,272)
                                        --------   ------------
   Net increase (decrease) ...........     3,959   $     82,499
                                        ========   ============
CLASS R SHARES:
   Shares sold .......................       223   $      5,000
                                        ========   ============
ADVISOR CLASS SHARES:
   Shares sold .......................   249,780   $  5,846,937      259,373   $  7,509,459
   Shares issued in reinvestment
      of distributions ...............   311,055      6,896,048       15,896        429,179
   Shares redeemed ...................  (764,278)   (16,520,774)  (1,178,446)   (30,174,485)
                                        --------   ------------   ----------   ------------
   Net increase (decrease) ...........  (203,443)  $ (3,777,789)    (903,177)  $(22,235,847)
                                        ========   ============   ==========   ============

(a) For the period May 15, 2008 (effective date) to July 31, 2008 for Classes A, C, and R.


                               Annual Report | 27

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                     AFFILIATION
-------------------------------------------------------------  ----------------------
Franklin Advisers, Inc. (Advisers)                             Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)       Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A .................................................................  0.35%
Class C .................................................................  1.00%
Class R .................................................................  0.50%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of May 15, 2008 through January 31, 2009.


                               28 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers .......................................................   $373

E. TRANSFER AGENT FEES

For the year ended July 31, 2008, the Fund paid transfer agent fees of $2,038, of which $778 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At July 31, 2008, Advisers or an affiliate owned 26.42% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Fund deferred realized currency losses of $19,970.


                               Annual Report | 29

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended July 31, 2008 and 2007, was as follows:

                                                              2008        2007
                                                           ----------   --------
Distributions paid from:
   Ordinary income .....................................   $1,074,002   $281,638
   Long term capital gain ..............................    8,560,875    401,359
                                                           ----------   --------
                                                           $9,634,877   $682,997
                                                           ==========   ========

At July 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..............................................   $24,823,649
                                                                     -----------
Unrealized appreciation ..........................................   $ 1,608,386
Unrealized depreciation ..........................................    (3,811,721)
                                                                     -----------
Net unrealized appreciation (depreciation) .......................   $(2,203,335)
                                                                     ===========
Undistributed ordinary income ....................................   $   381,091
Undistributed long term capital gains ............................     4,966,797
                                                                     -----------
Distributable earnings ...........................................   $ 5,347,888
                                                                     ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2008, aggregated $22,557,555 and $33,838,011, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                               30 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 31

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin International Small Cap Growth Fund (formerly Franklin International Smaller Companies Growth Fund, one of the funds constituting Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2008


                               32 | Annual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $7,259,663 as a long term capital gain dividend for the fiscal year ended July 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $496,351 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2008.


                               Annual Report | 33

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------   -------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 2000          143                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)        Trustee          Since 2000          122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971 - January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee          Since 2007          122                       Chevron Corporation (global energy
One Franklin Parkway                                                                           company) and ICO Global
San Mateo, CA 94403-1906                                                                       Communications (Holdings) Limited
                                                                                               (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee          Since 2000          143                       Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                       Company (processed foods and allied
                                                                                               products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution
                                                                                               of titanium), Canadian National
                                                                                               Railway (railroad) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               34 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ------------------------  -------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee          Since 2000          122                       Center for Creative Land Recycling
One Franklin Parkway                                                                           (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee          Since 2005          143                       Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                       Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2007          143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead             Trustee since       122                       None
One Franklin Parkway            Independent      2006 and Lead
San Mateo, CA 94403-1906        Trustee          Independent
                                                 Trustee since
                                                 January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ------------------------  -------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and      Since 2000          143                       None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 35

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------   -------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since 2007          94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance    Not Applicable            Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice
                                Vice President   President - AML
                                - AML            Compliance since
                                Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)       Treasurer,       Treasurer since     Not Applicable            Not Applicable
One Franklin Parkway            Chief Financial  2004, Chief
San Mateo, CA 94403-1906        Officer and      Financial Officer
                                Chief            and Chief
                                Accounting       Accounting Officer
                                Officer          since February
                                                 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)         Vice President   Since February      Not Applicable            Not Applicable
500 East Broward Blvd.                           2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               36 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------   -------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)       Vice President     Since 2000        Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   President and    President since     Not Applicable            Not Applicable
One Franklin Parkway            Chief            2000 and Chief
San Mateo, CA 94403-1906        Executive        Executive Officer
                                Officer -        - Investment
                                Investment       Management
                                Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)  Vice President   Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President   Since 2006          Not Applicable            Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 37

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ------------------------  -------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)          Senior Vice      Since February      Not Applicable            Not Applicable
500 East Broward Blvd.          President and    2008
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                               38 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin International Small Cap Fund (formerly, Franklin International Smaller Companies Growth Fund) (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically


                               Annual Report | 39

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2007, and for additional periods ended that date depending on when the Fund commenced operations. Investment performance was shown on a total return basis for the Fund. The following summarizes the performance results for the Fund and the Board's view of such performance.


                               40 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The performance universe for the Fund consisted of the Fund and all retail and institutional international small/mid-cap growth funds as selected by Lipper. The Lipper report showed its total return for the one-year period to be in the second-lowest quintile of such performance universe, but on an annualized basis to be in the second-highest quintile of such universe for the previous three- and five-year periods. The Board was satisfied with such performance, noting the Fund's one-year return as set forth in the Lipper report exceeded 8%.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate was below the Lipper expense group median and actual total expenses were in the least expensive quintile of the Fund's Lipper expense group. The Board was satisfied with these comparative expenses noting that the Fund benefited from fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure


                               Annual Report | 41

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of the Fund with less than $100 million in net assets at December 31, 2007, and which had a fee waiver or expense reimbursement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                               42 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               Annual Report | 43

                       This page intentionally left blank.

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
     FRANKLIN TEMPLETON INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

SUBADVISOR

Franklin Templeton Institutional, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

195 A2008 09/08

FRANKLIN INTERNATIONAL GROWTH FUND



                                    (GRAPHIC)

                                  JULY 31, 2008

                        A series of Franklin Global Trust

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                  INTERNATIONAL

                                    FRANKLIN
                            INTERNATIONAL GROWTH FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                      (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Annual Report

Franklin International Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 7/31/08

Europe .......................................   54.5%
Asia .........................................   18.8%
Australia & New Zealand ......................   15.6%
Latin America ................................    5.3%
Short-Term Investments & Other Net Assets ....    5.8%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin International Growth Fund covers the period since inception on June 3, 2008, through July 31, 2008.

PERFORMANCE OVERVIEW

For the period since the Fund's inception on June 3, 2008, through July 31, 2008, Franklin International Growth Fund - Class A had a -13.00% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index,

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                Annual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/08

Health Care Equipment & Supplies                    10.1%
Capital Markets                                      8.8%
Energy Equipment & Services                          7.7%
Commercial Banks                                     4.9%
Real Estate Management & Development                 4.4%
Chemicals                                            3.3%
Wireless Telecommunication Services                  3.2%
Biotechnology                                        3.2%
Household Products                                   3.2%
Electrical Equipment                                 2.8%
Media                                                2.6%
Construction & Engineering                           2.6%
Distributors                                         2.6%
Trading Companies & Distributors                     2.6%
Diversified Financial Services                       2.5%
Personal Products                                    2.5%
Food & Staples Retailing                             2.5%
Other                                               24.7%
Short-Term Investments & Other Net Assets            5.8%

which had a -10.31% total return for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow even though housing prices declined and consumer demand softened. A shift in investor sentiment toward extreme caution led to broad reassessment of risk in the stock, bond and credit markets. Many economists agreed that the U.S. economy -- which is the world's largest and accounts for roughly 25% of global gross domestic product -- could have a meaningfully negative impact on growth prospects around the world.(2) Nevertheless, growth remained robust in certain areas, particularly in Asia ex-Japan, where China's demand for commodities continued to have a significant impact on commodity prices and related equities.

During the period under review, many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation. The U.S. Federal Reserve Board (Fed) maintained its rate at 2.00% while the European Central bank raised its rate from 4.00% to 4.25%. Interest rate differentials pressured the U.S. dollar but the greenback regained ground as the Fed implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, the U.S. dollar appreciated versus many of the world's currencies.

Against this challenging economic backdrop, many global equity markets were volatile, and generally declined during the period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Global Insight.


                                4 | Annual Report

INVESTMENT STRATEGY

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth and quality.

TOP 10 COUNTRIES
7/31/08

                   % OF TOTAL
                   NET ASSETS
                   ----------
U.K.                  16.2%
Australia             15.6%
Hong Kong             11.6%
Switzerland            8.3%
Mexico                 5.3%
France                 4.8%
Italy                  4.6%
Germany                4.5%
China                  4.1%
Netherlands            3.9%

MANAGER'S DISCUSSION

During the period under review, stock selection in the health care and energy sectors detracted from Fund performance relative to the MSCI EAFE Index.(3) Within health care, Essilor International, a France-based company engaged in the design, manufacture and customization of corrective lenses for glasses, declined during the period after the company announced disappointing sales in the first half of the year and showed limited growth in the U.S. and Europe. In the energy sector, SBM Offshore, a Netherlands-based multinational group of companies selling systems and services to the oil and gas industry, negatively impacted the Fund following the company's downgrade of 2008 expected earnings based on cost overruns in its turnkey business.

Conversely, Fund performance relative to the MSCI EAFE Index benefited from stock selection in the financials and consumer staples sectors.(4) Specifically within financials, Man Group, a U.K.-based holding company, added to relative returns as the company performed better than other financial stocks in the period because its business largely avoided areas heavily affected by the credit crunch. Credit Suisse Group, a Switzerland-based global financial services company catering to corporate, institutional and government clients, also contributed to relative performance. The company's lighter exposure to subprime mortgages and lower losses relative to competitors was favorably received by investors. In consumer staples, Reckitt Benckiser Group, a U.K.-based manufacturer and marketer of household cleaning, health and personal care branded products, boosted relative Fund returns.

TOP 10 EQUITY HOLDINGS
7/31/08

COMPANY                                          % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                         NET ASSETS
------------------------                         ----------
Man Group PLC                                        4.2%
   CAPITAL MARKETS, U.K.
Syngenta AG                                          3.3%
   CHEMICALS, SWITZERLAND
America Movil SAB de CV, L, ADR                      3.2%
   WIRELESS TELECOMMUNICATION SERVICES, MEXICO
CSL Ltd.                                             3.2%
   BIOTECHNOLOGY, AUSTRALIA
National Bank of Greece SA                           3.2%
   COMMERCIAL BANKS, GREECE
Reckitt Benckiser Group PLC                          3.2%
   HOUSEHOLD PRODUCTS, U.K.
Terumo Corp.                                         3.1%
   HEALTH CARE EQUIPMENT & SUPPLIES, JAPAN
Getinge AB, B                                        2.9%
   HEALTH CARE EQUIPMENT & SUPPLIES, SWEDEN
ABB Ltd.                                             2.8%
   ELECTRICAL EQUIPMENT, SWITZERLAND
Eutelsat Communications                              2.6%
   MEDIA, FRANCE

(3.) The health care sector comprises biotechnology, health care equipment and supplies, and life sciences tools and services in the SOI. The energy sector comprises energy equipment and services in the SOI.

(4.) The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI. The consumer staples sector comprises beverages, food and staples retailing, household products, and personal products in the SOI.


                               Annual Report | 5

Geographically, our underweighted exposure to and stock selection in Europe (excluding the U.K.) hampered relative performance during the period. Holdings that detracted from relative Fund returns included Anglo Irish Bancorp, an Ireland-based company engaged in commercial banking services, and Telenor, a Norway-based fixed-line and mobile telephone company. On the other hand, our underweighted allocation and stock selection in the U.K. benefited the Fund's performance relative to its benchmark.

During the period under review, we executed our consistent, disciplined methodology of seeking high-quality, sustainable-growth companies outside the U.S.

Thank you for your participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF Coleen F. Barbeau)


/s/ Coleen F. Barbeau
Coleen F. Barbeau

(PHOTO OF M. Par Rostom)


/s/ M. Par Rostom
M. Par Rostom, CFA

Portfolio Management Team
Franklin International Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

COLEEN F. BARBEAU, director of Non-U.S. Equity Portfolio Management, is responsible for leading non-U.S. and global equity strategies and for managing global large-cap mandates. Prior to joining Franklin Templeton in 1983, Ms. Barbeau was with Shearson/American Express for two years. Ms. Barbeau earned a B.A. from Montclair State University.

M. PAR ROSTOM, analyst and portfolio manager, is responsible for managing institutional international large-cap equity portfolios and conducting research on the financials sector. Mr. Rostom has nine years of experience as an analyst and portfolio manager. Prior to joining Franklin Templeton in 2005, he was with Brown Brothers Harriman, where he was an analyst and portfolio manager on the global and international portfolios. Prior to this position, he worked for Kulicke & Soffa Industries. Mr. Rostom holds a B.S. in electrical engineering from the Rochester Institute of Technology and an M.A. in economics and finance from Temple University. He is a Chartered Financial Analyst (CFA) charterholder.


                                Annual Report | 7

Performance Summary as of 7/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: N/A)         CHANGE   7/31/08   6/3/08
---------------------         ------   -------   ------
Net Asset Value (NAV)         -$1.30    $8.70    $10.00

CLASS C (SYMBOL: N/A)         CHANGE   7/31/08   6/3/08
---------------------         ------   -------   ------
Net Asset Value (NAV)         -$1.31    $8.69    $10.00

CLASS R (SYMBOL: N/A)         CHANGE   7/31/08   6/3/08
---------------------         ------   -------   ------
Net Asset Value (NAV)         -$1.30    $8.70    $10.00

ADVISOR CLASS (SYMBOL: N/A)   CHANGE   7/31/08   6/3/08
---------------------------   ------   -------   ------
Net Asset Value (NAV)         -$1.29    $8.71    $10.00


                                8 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                           INCEPTION (6/3/08)
-------                                           ------------------
Cumulative Total Return(2)                              -13.00%
Aggregate Total Return(3)                               -18.00%
Value of $10,000 Investment(4)                         $ 8,200
Aggregate Total Return (6/30/08)(5)                     -14.42%
   Total Annual Operating Expenses(6)
      Without Waiver                       1.81%
      With Waiver                          1.45%

CLASS C                                           INCEPTION (6/3/08)
-------                                           ------------------
Cumulative Total Return(2)                              -13.10%
Aggregate Total Return(3)                               -13.97%
Value of $10,000 Investment(4)                         $ 8,603
Aggregate Total Return (6/30/08)(5)                     -10.21%
   Total Annual Operating Expenses(6)
      Without Waiver                       2.51%
      With Waiver                          2.15%

CLASS R                                           INCEPTION (6/3/08)
-------                                           ------------------
Cumulative Total Return(2)                              -13.00%
Aggregate Total Return(3)                               -13.00%
Value of $10,000 Investment(4)                         $ 8,700
Aggregate Total Return (6/30/08)(5)                      -9.20%
   Total Annual Operating Expenses(6)
      Without Waiver                       2.01%
      With Waiver                          1.65%

ADVISOR CLASS                                     INCEPTION (6/3/08)
-------------                                     ------------------
Cumulative Total Return(2)                              -12.90%
Aggregate Total Return(3)                               -12.90%
Value of $10,000 Investment(4)                         $ 8,710
Aggregate Total Return (6/30/08)(5)                      -9.20%
   Total Annual Operating Expenses(6)
      Without Waiver                       1.51%
      With Waiver                          1.15%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.15% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 6/2/09.


                                Annual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total return would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the period indicated.

(3.) Aggregate total return represents the change in value of an investment over the period indicated. Because the Fund has existed for less than one year, average annual total returns are not available.

(4.) This figure represents the value of a hypothetical $10,000 investment in the Fund over the period indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                               10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                            BEGINNING ACCOUNT VALUE                    EXPENSES PAID DURING PERIOD*
                                                 ACTUAL 6/3/08        ENDING ACCOUNT       ACTUAL 6/3/08-7/30/08
                                              HYPOTHETICAL 2/1/08      VALUE 7/30/08    HYPOTHETICAL 2/1/08-7/30/08
                                            -----------------------   --------------   ----------------------------
CLASS A
Actual                                               $1,000              $  870.00                $ 2.15
Hypothetical (5% return  before expenses)            $1,000              $1,017.65                $ 7.27
CLASS C
Actual                                               $1,000              $  869.00                $ 3.18
Hypothetical (5% return  before expenses)            $1,000              $1,014.17                $10.77
CLASS R
Actual                                               $1,000              $  870.00                $ 2.44
Hypothetical (5% return  before expenses)            $1,000              $1,016.66                $ 8.27
CLASS ADVISOR
Actual                                               $1,000              $  871.00                $ 1.70
Hypothetical (5% return  before expenses)            $1,000              $1,019.14                $ 5.77

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.45%, C: 2.15%, R: 1.65% and Advisor: 1.15%), multiplied by the average account value over the period, multiplied by 182/366 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 58/366 to reflect the number of days since inception.


                               12 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL GROWTH FUND

                                                        PERIOD ENDED
                                                          JULY 31,
CLASS A                                                    2008(a)
-------                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $ 10.00
                                                         -------
Income from investment operations(b):
   Net investment income (loss)(c) ..................         --(d)
   Net realized and unrealized gains (losses) .......      (1.30)
                                                         -------
Total from investment operations ....................      (1.30)
                                                         -------
Net asset value, end of period ......................    $  8.70
                                                         =======
Total return(e) .....................................     (13.00)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ...       7.43%
Expenses net of waiver and payments by affiliates ...       1.45%
Net investment income (loss) ........................      (0.16)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................    $ 4,431
Portfolio turnover rate .............................       5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $(0.01) per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.


   The accompanying notes are an integral part of these financial statements.
                               Annual Report | 13

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

                                                        PERIOD ENDED
                                                          JULY 31,
CLASS C                                                    2008(a)
-------                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 10.00
                                                          -------
Income from investment operations(b):
   Net investment income (loss)(c) ..................       (0.01)
   Net realized and unrealized gains (losses) .......       (1.30)
                                                          -------
Total from investment operations ....................       (1.31)
                                                          -------
Net asset value, end of period ......................     $  8.69
                                                          =======
Total return(d) .....................................      (13.10)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ...        8.13%
Expenses net of waiver and payments by affiliates ...        2.15%
Net investment income (loss) ........................       (0.86)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $    51
Portfolio turnover rate .............................        5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.


   The accompanying notes are an integral part of these financial statements.
                               14 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

                                                        PERIOD ENDED
                                                          JULY 31,
CLASS R                                                    2008(a)
-------                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 10.00
                                                          -------
Income from investment operations(b):
   Net investment income (loss)(c) ..................       (0.01)
   Net realized and unrealized gains (losses) .......       (1.29)
                                                          -------
Total from investment operations ....................       (1.30)
                                                          -------
Net asset value, end of period ......................     $  8.70
                                                          =======
Total return(d) .....................................      (13.00)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ...        7.63%
Expenses net of waiver and payments by affiliates ...        1.65%
Net investment income (loss) ........................       (0.36)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $     9
Portfolio turnover rate .............................        5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.


   The accompanying notes are an integral part of these financial statements.
                               Annual Report | 15

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

                                                        PERIOD ENDED
                                                          JULY 31,
ADVISOR CLASS                                              2008(a)
-------------                                           ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 10.00
                                                          -------
Income from investment operations(b):
   Net investment income (loss)(c) ..................          --(d)
   Net realized and unrealized gains (losses) .......       (1.29)
                                                          -------
Total from investment operations ....................       (1.29)
                                                          -------
Net asset value, end of period ......................     $  8.71
                                                          =======
Total return(e) .....................................      (12.90)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ...        7.13%
Expenses net of waiver and payments by affiliates ...        1.15%
Net investment income ...............................        0.14%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $    10
Portfolio turnover rate .............................        5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.


   The accompanying notes are an integral part of these financial statements.
                               16 | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

    FRANKLIN INTERNATIONAL GROWTH FUND                                            COUNTRY       SHARES      VALUE
    ----------------------------------                                        --------------   -------   ----------
    COMMON STOCKS 94.2%
    AEROSPACE & DEFENSE 1.9%
    MTU Aero Engines Holding AG ...........................................       Germany        2,800   $   86,931
                                                                                                         ----------
    BEVERAGES 2.3%
    InBev NV ..............................................................       Belgium        1,550      104,535
                                                                                                         ----------
    BIOTECHNOLOGY 3.2%
    CSL Ltd. ..............................................................      Australia       4,450      144,932
                                                                                                         ----------
    CAPITAL MARKETS 8.8%
    Credit Suisse Group AG ................................................     Switzerland      2,000      100,706
    Macquarie Group Ltd. ..................................................      Australia       2,200      106,504
    Man Group PLC .........................................................   United Kingdom    15,400      187,596
                                                                                                         ----------
                                                                                                            394,806
                                                                                                         ----------
    CHEMICALS 3.3%
    Syngenta AG ...........................................................     Switzerland        510      149,578
                                                                                                         ----------
    COMMERCIAL BANKS 4.9%
    Anglo Irish Bancorp PLC ...............................................       Ireland       10,000       79,059
    National Bank of Greece SA ............................................       Greece         3,000      142,587
                                                                                                         ----------
                                                                                                            221,646
                                                                                                         ----------
    CONSTRUCTION & ENGINEERING 2.6%
    Boart Longyear Group ..................................................      Australia      60,500      116,175
                                                                                                         ----------
    DISTRIBUTORS 2.6%
    Li & Fung Ltd. ........................................................      Hong Kong      34,000      116,145
                                                                                                         ----------
    DIVERSIFIED FINANCIAL SERVICES 2.5%
    Deutsche Boerse AG ....................................................       Germany          990      113,482
                                                                                                         ----------
    DIVERSIFIED TELECOMMUNICATION SERVICES 2.1%
    Telenor ASA ...........................................................       Norway         6,080       92,508
                                                                                                         ----------
    ELECTRICAL EQUIPMENT 2.8%
    ABB Ltd. ..............................................................     Switzerland      4,700      124,903
                                                                                                         ----------
    ENERGY EQUIPMENT & SERVICES 7.7%
    Saipem SpA ............................................................        Italy         2,750      106,862
    SBM Offshore NV .......................................................     Netherlands      3,100       69,754
(a) Wellstream Holdings PLC ...............................................   United Kingdom     3,800       90,245
    Worley Group Ltd. .....................................................      Australia       2,700       81,303
                                                                                                         ----------
                                                                                                            348,164
                                                                                                         ----------
    FOOD & STAPLES RETAILING 2.5%
    Tesco PLC .............................................................   United Kingdom    15,600      111,452
                                                                                                         ----------
    HEALTH CARE EQUIPMENT & SUPPLIES 10.1%
    Cochlear Ltd. .........................................................      Australia       2,100       87,371
    Essilor International SA ..............................................       France         2,000       99,050
    Getinge AB, B .........................................................       Sweden         5,600      130,355
    Terumo Corp. ..........................................................        Japan         2,700      139,623
                                                                                                         ----------
                                                                                                            456,399
                                                                                                         ----------


                               Annual Report | 17

Franklin Global Trust

    FRANKLIN INTERNATIONAL GROWTH FUND                                            COUNTRY       SHARES      VALUE
    ----------------------------------                                        --------------   -------   ----------
    COMMON STOCKS (CONTINUED)
    HOTELS, RESTAURANTS & LEISURE 1.5%
    Aristocrat Leisure Ltd. ...............................................      Australia      15,000   $   68,480
                                                                                                         ----------
    HOUSEHOLD DURABLES 2.1%
(a) Urbi, Desarrollos Urbanos, SA de CV ...................................       Mexico        28,000       92,754
                                                                                                         ----------
    HOUSEHOLD PRODUCTS 3.2%
    Reckitt Benckiser Group PLC ...........................................   United Kingdom     2,600      142,356
                                                                                                         ----------
    INSURANCE 2.2%
    QBE Insurance Group Ltd. ..............................................      Australia       4,600       97,814
                                                                                                         ----------
    LEISURE EQUIPMENT & PRODUCTS 1.6%
    Li Ning Co. Ltd. ......................................................        China        30,000       73,371
                                                                                                         ----------
    LIFE SCIENCES TOOLS & SERVICES 2.4%
(a) QIAGEN NV .............................................................     Netherlands      5,600      107,059
                                                                                                         ----------
    MEDIA 2.6%
(a) Eutelsat Communications ...............................................       France         4,200      117,428
                                                                                                         ----------
    PERSONAL PRODUCTS 2.5%
    Hengan International Group Co. Ltd. ...................................        China        37,000      112,639
                                                                                                         ----------
    REAL ESTATE MANAGEMENT & DEVELOPMENT 4.4%
    Hang Lung Properties Ltd. .............................................      Hong Kong      30,000       95,559
    Hongkong Land Holdings Ltd. ...........................................      Hong Kong      25,000      103,250
                                                                                                         ----------
                                                                                                            198,809
                                                                                                         ----------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.2%
    ARM Holdings PLC ......................................................   United Kingdom    52,000       98,959
                                                                                                         ----------
    SOFTWARE 2.2%
    The Sage Group PLC ....................................................   United Kingdom    25,000       97,086
                                                                                                         ----------
    SPECIALTY RETAIL 2.0%
    Esprit Holdings Ltd. ..................................................      Hong Kong       8,500       91,358
                                                                                                         ----------
    TEXTILES, APPAREL & LUXURY GOODS 2.2%
    Luxottica Group SpA, ADR ..............................................        Italy         4,000       98,320
                                                                                                         ----------
    TRADING COMPANIES & DISTRIBUTORS 2.6%
    Noble Group Ltd. ......................................................      Hong Kong      73,000      115,280
                                                                                                         ----------
    WIRELESS TELECOMMUNICATION SERVICES 3.2%
    America Movil SAB de CV, L, ADR .......................................       Mexico         2,900      146,421
                                                                                                         ----------
    TOTAL COMMON STOCKS (COST $4,827,713) .................................                               4,239,790
                                                                                                         ----------


                               18 | Annual Report

Franklin Global Trust

    FRANKLIN INTERNATIONAL GROWTH FUND                                            COUNTRY       SHARES      VALUE
    ----------------------------------                                        --------------   -------   ----------
    SHORT TERM INVESTMENT (COST $234,084) 5.2%
    MONEY MARKET FUND 5.2%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.20% ..    United States   234,084   $  234,084
                                                                                                         ----------
    TOTAL INVESTMENTS (COST $5,061,797) 99.4% .............................                               4,473,874
    OTHER ASSETS, LESS LIABILITIES 0.6% ...................................                                  27,028
                                                                                                         ----------
    NET ASSETS 100.0% .....................................................                              $4,500,902
                                                                                                         ==========

SELECTED PORTFOLIO ABBREVIATION

ADR - American Depository Receipt

(a)  Non-income producing for the twelve months ended July 31, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


   The accompanying notes are an integral part of these financial statements.
                               Annual Report | 19

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2008

                                                                                 FRANKLIN
                                                                              INTERNATIONAL
                                                                               GROWTH FUND
                                                                              -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................................    $4,827,713
      Cost - Sweep Money Fund (Note 7) ....................................       234,084
                                                                               ----------
      Total cost of investments ...........................................    $5,061,797
                                                                               ==========
      Value - Unaffiliated issuers ........................................    $4,239,790
      Value - Sweep Money Fund (Note 7) ...................................       234,084
                                                                               ----------
         Total value of investments .......................................     4,473,874
   Foreign currency, at value (cost $3,195) ...............................        3,325
   Receivables:
      Capital shares sold .................................................            50
      Dividends ...........................................................         5,232
      Affiliates ..........................................................        36,118
   Offering costs .........................................................        70,406
                                                                               ----------
         Total assets .....................................................     4,589,005
                                                                               ----------
Liabilities:
   Payables:
      Registration fees ...................................................        77,021
   Accrued expenses an d other liabilities ................................        11,082
                                                                               ----------
         Total liabilities ................................................        88,103
                                                                               ----------
            Net assets, at value ..........................................    $4,500,902
                                                                               ----------
Net assets consist of:
   Paid-in capital ........................................................    $5,144,647
   Net unrealized appreciation (depreciation) .............................      (587,835)
   Accumulated net realized gain (loss) ...................................       (55,910)
                                                                               ----------
            Net assets, at value ..........................................    $4,500,902
                                                                               ==========


   The accompanying notes are an integral part of these financial statements.
                               20 | Annual Report

Franklin Global Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 2008

                                                                                 FRANKLIN
                                                                              INTERNATIONAL
                                                                               GROWTH FUND
                                                                              -------------
CLASS A:
   Net assets, at value ...................................................     $4,431,183
                                                                                ==========
   Shares outstanding .....................................................        509,070
                                                                                ==========
   Net asset value per share(a)............................................     $     8.70
                                                                                ==========
   Maximum offering price per share (net asset value per share / 94.25) ...     $     9.23
                                                                                ==========
CLASS C:
   Net assets, at value ...................................................     $   50,695
                                                                                ==========
   Shares outstanding .....................................................          5,832
                                                                                ==========
   Net asset value and maximum offering price per share(a).................     $     8.69
                                                                                ==========
CLASS R:
   Net assets, at value ...................................................     $    8,702
                                                                                ==========
   Shares outstanding .....................................................          1,000
                                                                                ==========
   Net asset value and maximum offering price per share(a) ................     $     8.70
                                                                                ==========
ADVISOR CLASS:
   Net assets, at value ...................................................     $   10,322
                                                                                ==========
   Shares outstanding .....................................................          1,185
                                                                                ==========
   Net asset value and maximum offering price per share(a) ................     $     8.71
                                                                                ==========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fee retained by the Fund.


   The accompanying notes are an integral part of these financial statements.
                               Annual Report | 21

Franklin Global Trust

STATEMENT OF OPERATIONS
for the period ended July 31, 2008(a)

                                                                                 FRANKLIN
                                                                              INTERNATIONAL
                                                                               GROWTH FUND
                                                                              -------------
Investment income:
   Dividends:
      Unaffiliated issuers ................................................     $   7,449
      Sweep Money Fund (Note 7) ...........................................         1,080
   Interest ...............................................................           984
                                                                                ---------
         Total investment income ..........................................         9,513
                                                                                ---------
   Expenses:
   Management fees (Note 3a) ..............................................         5,365
   Administrative fees (Note 3b) ..........................................         1,476
   Distribution fees: (Note 3c)
      Class A .............................................................         2,182
      Class C .............................................................            79
      Class R .............................................................             7
   Transfer agent fees ....................................................           114
   Custodian fees (Note 4) ................................................            67
   Reports to shareholders ................................................         4,241
   Professional fees ......................................................        27,137
   Amortization of offering costs .........................................        13,302
   Other ..................................................................           846
                                                                                ---------
         Total expenses ...................................................        54,816
         Expenses waived/paid by affiliates (Note 3f) .....................       (44,086)
                                                                                ---------
         Net expenses .....................................................        10,730
                                                                                ---------
            Net investment income (loss) ..................................        (1,217)
                                                                                ---------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................       (55,910)
      Foreign currency transactions .......................................       (15,232)
                                                                                ---------
            Net realized gain (loss) ......................................       (71,142)
                                                                                ---------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................      (587,923)
      Translation of assets and liabilities denominated in foreign
         currencies .......................................................            88
                                                                                ---------
            Net change in unrealized appreciation (depreciation) ..........      (587,835)
                                                                                ---------
Net realized and unrealized gain (loss) ...................................      (658,977)
                                                                                ---------
Net increase (decrease) in net assets resulting from operations ...........     $(660,194)
                                                                                =========

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.


   The accompanying notes are an integral part of these financial statements.
                               22 | Annual Report

Franklin Global Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FRANKLIN
                                                                               INTERNATIONAL
                                                                                GROWTH FUND
                                                                                PERIOD ENDED
                                                                              JULY 31, 2008(a)
                                                                              ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ........................................     $    (1,217)
      Net realized gain (loss) from investments and foreign currency
         transactions .....................................................         (71,142)
      Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
         currencies .......................................................        (587,835)
                                                                                -----------
         Net increase (decrease) in net assets resulting from
            operations ....................................................        (660,194)
                                                                                -----------
   Capital share transactions: (Note 2)
      Class A .............................................................       5,081,470
      Class C .............................................................          57,826
      Class R .............................................................          10,000
      Advisor Class .......................................................          11,800
                                                                                -----------
   Total capital share transactions .......................................       5,161,096
                                                                                -----------
         Net increase (decrease) in net assets ............................       4,500,902
Net assets (there is no undistributed net investment income at end of period):
   Beginning of period ....................................................              --
   End of period ..........................................................     $ 4,500,902
                                                                                ===========

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.



   The accompanying notes are an integral part of these financial statements.
                               Annual Report | 23

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN INTERNATIONAL GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. The Franklin International Growth Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Effective June 3, 2008, the Fund commenced operations offering four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               24 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax position as of July 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                               Annual Report | 25

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               26 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                    PERIOD ENDED
                                  JULY 31, 2008(a)
                                --------------------
                                 SHARES     AMOUNT
                                -------   ----------
CLASS A SHARES:
   Shares sold ..............   511,562   $5,103,279
   Shares redeemed ..........    (2,492)     (21,809)
                                -------   ----------
   Net increase (decrease) ..   509,070   $5,081,470
                                =======   ==========
CLASS C SHARES:
   Shares sold ..............     5,832   $   57,826
                                -------   ----------
   Net increase (decrease) ..     5,832   $   57,826
                                =======   ==========
CLASS R SHARES:
   Shares sold ..............     1,000   $   10,000
                                -------   ----------
   Net increase (decrease) ..     1,000   $   10,000
                                =======   ==========
ADVISOR CLASS SHARES:
   Shares sold ..............     1,185   $   11,800
                                -------   ----------
   Net increase (decrease) ..     1,185   $   11,800
                                =======   ==========

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 27

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   -----------------------------------------------------
     0.750%           Up to and including $500 million
     0.650%           Over $500 million, up to and including $1 billion
     0.600%           Over $1 billion, up to and including $1.5 billion
     0.550%           Over $1.5 billion, up to and including $6.5 billion
     0.525%           Over $6.5 billion, up to and including $11.5 billion
     0.500%           Over $11.5 billion, up to and including $16.5 billion
     0.490%           Over $16.5 billion, up to and including $19 billion
     0.480%           Over $19 billion, up to and including $21.5 billion
     0.470%           In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...........   0.35%
Class C ...........   1.00%
Class R ...........   0.50%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of June 3, 2008 through January 31, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $301


                               28 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended July 31, 2008, the Fund paid transfer agent fees of $114, of which $84 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and FT Institutional have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through June 2, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After June 2, 2009, FT Services and FT Institutional may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At July 31, 2008, Franklin Advisers, Inc. (an affiliate of the investment manager) owned 96.70% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended July 31, 2008, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2008, the Fund had tax basis capital losses of $53,986 expiring in 2016.

At July 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................   $5,063,721
                                                  ==========
Unrealized appreciation .......................   $    6,580
Unrealized depreciation .......................     (596,427)
                                                  ----------
Net unrealized appreciation (depreciation) ....   $ (589,847)
                                                  ==========

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                               Annual Report | 29

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended July 31, 2008, aggregated $5,129,781 and $246,158, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               30 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN INTERNATIONAL GROWTH FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INTERNATIONAL GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin International Growth Fund (a separate portfolio of Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 3, 2008 (commencement of operations) through July 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2008


                               Annual Report | 31

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
HARRIS J. ASHTON (1932)         Trustee         Since 2000     143                      Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)        Trustee         Since 2000     122                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS)
(1971 - January 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee         Since 2007     122                      Chevron Corporation (global energy
One Franklin Parkway                                                                    company) and ICO Global Communications
San Mateo, CA 94403-1906                                                                (Holdings) Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC
(wireless company); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee         Since 2000     143                      Hess Corporation (exploration and
One Franklin Parkway                                                                    refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                Company (processed foods and allied
                                                                                        products), RTI International Metals,
                                                                                        Inc. (manufacture and distribution of
                                                                                        titanium), Canadian National Railway
                                                                                        (railroad) and White Mountains
                                                                                        Insurance Group, Ltd. (holding
                                                                                        company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).


                               32 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee         Since 2000     122                      Center for Creative Land Recycling
One Franklin Parkway                                                                    (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee         Since 2005     143                      Hess Corporation (exploration and
One Franklin Parkway                                                                    refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)        Trustee         Since 2007     143                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead            Trustee since  122                      None
One Franklin Parkway            Independent     2006 and Lead
San Mateo, CA 94403-1906        Trustee         Independent
                                                Trustee since
                                                January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief
Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance Strategy,
Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice
President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and     Since 2000     143                      None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 33

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee         Since 2007     94                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief           Chief          Not Applicable           Not Applicable
One Franklin Parkway            Compliance      Compliance
San Mateo, CA 94403-1906        Officer and     Officer since
                                Vice President  2004 and Vice
                                - AML           President
                                Compliance      - AML
                                                Compliance
                                                since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)       Treasurer,      Treasurer      Not Applicable           Not Applicable
One Franklin Parkway            Chief           since
San Mateo, CA 94403-1906        Financial       2004, Chief
                                Officer and     Financial
                                Chief           Officer
                                Accounting      and Chief
                                Officer         Accounting
                                                Officer since
                                                February 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)         Vice President  Since          Not Applicable           Not Applicable
                                                February 2008
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.


                               34 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
DAVID P. GOSS (1947)            Vice President  Since 2000     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)       Vice President  Since 2000     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of four of the investment companies in Franklin Templeton
Investments.

RUPERT H. JOHNSON, JR. (1940)   President and   President      Not Applicable           Not Applicable
One Franklin Parkway            Chief           since 2000
San Mateo, CA 94403-1906        Executive       and Chief
                                Officer -       Executive
                                Investment      Officer
                                Management      - Investment
                                                Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

CHRISTOPHER J. MOLUMPHY (1962)  Vice President  Since 2000     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President  Since 2006     Not Applicable           Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of
30 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 35

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
CRAIG S. TYLE (1960)            Vice President  Since 2005     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)          Senior Vice     Since          Not Applicable           Not Applicable
500 East Broward Blvd.          President and   February 2008
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                               36 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN INTERNATIONAL GROWTH FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               Annual Report | 37

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

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

                      This page intentionally left blank.

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INTERNATIONAL GROWTH FUND

INVESTMENT MANAGER

Franklin Templeton Institutional, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

429 A2008 09/08

FRANKLIN GLOBAL REAL ESTATE FUND



                                   (GRAPHIC)

                                 JULY 31, 2008

                        A series of Franklin Global Trust

ANNUAL REPORT AND SHAREHOLDER LETTER

                                 FRANKLIN GLOBAL
                                REAL ESTATE FUND

                                     SECTOR

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Annual Report

Franklin Global Real Estate Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Real Estate Fund seeks high total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including mainly real estate investment trusts (REITs) and REIT-like entities.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 7/31/08

                                  (PIE CHART)

- Real Estate Investment Trusts ...............   95.4%
- Real Estate Management & Development ........    1.2%
- Short-Term Investments & Other Net Assets ...    3.4%

This annual report for Franklin Global Real Estate Fund covers the fiscal year ended July 31, 2008.

PERFORMANCE OVERVIEW

Franklin Global Real Estate Fund - Class A had a -18.77% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Standard & Poor's (S&P)/Citigroup BMI Global REIT Index

(1.) REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. The Fund predominantly invests in "equity" REITs, which also take ownership positions in real estate. Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                               Annual Report | 3

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 7/31/08

                                  (FLOW CHART)

U.S.                                        52.7%
Australia                                   14.8%
U.K.                                         9.1%
Japan                                        6.2%
France                                       5.5%
Netherlands                                  2.0%
Canada                                       1.9%
Singapore                                    1.6%
Hong Kong                                    1.3%
Belgium                                      0.9%
South Africa                                 0.6%
Short-Term Investments & Other Net Assets    3.4%

(hedged into U.S. dollars), which had a -17.07% return for the same period.
(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the period under review, commercial real estate markets continued to suffer from deteriorating credit markets and fundamentals. In local currency terms, as measured by the S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars), the worst performing real estate market was Turkey's, with a -47.31% total return, followed closely by Greece with a -45.28% total return.(2) Australia's REIT market declined 37.43%, and Japan's fell 32.34%.(2) The market sell-off hurt most other REIT markets as well: -27.77% in the U.K., -21.57% in Singapore, -20.38% in France, and -16.65% in New Zealand.(2) Meanwhile, only a few REIT markets remained relatively stable: Hong Kong rose 5.61% and Taiwan's market was up 2.03%.(2) Italy and the U.S., although in negative territory, declined just 1.79% and 4.16%.(2)

INVESTMENT STRATEGY

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a high level of income. We center our active investment strategy on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macro level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We will seek to manage the Fund's exposure to various currencies, and we will generally seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded REITs. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status. Local property returns are from country subindexes of the S&P/Citigroup BMI Global REIT Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                               4 | Annual Report

MANAGER'S DISCUSSION

During the 12 months under review, the Fund's major detractors from performance relative to the S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars) included Valad Properties, Charter Hall and Eurosic (not part of the index; sold by period-end). Valad Properties and Charter Hall are Australian REITs whose fund management model suffered amid the credit crisis and the collapse of the country's Centro Properties Group. Both companies were expanding rapidly during the first half of the period by raising retail and institutional funds to invest in properties. Valad acquired U.K. property company Scarborough in June 2007, just before a downturn in the U.K. commercial real estate market. In December 2007, a competitor with a similar business model, Centro Properties, suspended its dividend as it failed to renew a bridge loan, which negatively affected the overall market. REITs with large fund management platforms, such as Valad and Charter Hall, suffered as retail and institutional investors shied away from investing in new real estate funds, therefore hampering the companies' earnings growth. The Fund's exposure to Eurosic, a French office property company, also hurt performance. The company owns several properties in Paris, as well as business parks in nearby areas. Declining office values in Paris during the period had a negative impact on Eurosic's existing property valuations.

Investors should note that we maintained our currency hedging position of being hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the Fund's fiscal year, the portfolio returns would have been higher had we not hedged the foreign currency exposure.

In contrast, several Fund holdings performed well relative to the index. The Fund benefited from overweighted positions in U.S. health care REITs Nationwide Health Properties and Ventas, as well as U.S. apartment REIT Equity Residential. Nationwide Health Properties owns more than 500 skilled nursing and medical office building facilities. The company benefited from operating leverage and recently acquired a large portfolio of medical office buildings, which generally are not economically sensitive. Ventas also owns more than 500 health care-related properties, mainly assisted- or independent-living facilities. Ventas benefited from its exposure to these properties through its relationship with Kindred Healthcare, as well as its recent purchase of Sunrise Assisted Living REIT. In addition, the company has generated above-average returns on capital. Equity Residential, the largest U.S. apartment REIT owner, operator and developer, rebounded strongly midway through the period. The company benefited from the fact that many prospective home buyers, deterred by sharply falling home prices, remained in the rental market. We sold some shares in Nationwide Health Properties and Equity Residential near their share-price highs during the period.

TOP 10 HOLDINGS

7/31/08

COMPANY                                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
------------------------                      ----------
Westfield Group                                  6.3%
   EQUITY REIT - RETAIL, AUSTRALIA
Simon Property Group Inc.                        5.0%
   EQUITY REIT - RETAIL, U.S.
Unibail-Rodamco                                  4.0%
   EQUITY REIT - RETAIL, FRANCE
Vornado Realty Trust                             3.4%
   EQUITY REIT - DIVERSIFIED PROPERTY, U.S.
ProLogis                                         3.3%
   EQUITY REIT - INDUSTRIAL, U.S.
Equity Residential                               3.2%
   EQUITY REIT - APARTMENTS, U.S.
Land Securities Group PLC                        3.1%
   EQUITY REIT - RETAIL, U.K.
Boston Properties Inc.                           3.1%
   EQUITY REIT - OFFICE, U.S.
Public Storage                                   2.8%
   EQUITY REIT - STORAGE, U.S.
Kimco Realty Corp.                               2.5%
   EQUITY REIT - RETAIL, U.S.


                                Annual Report | 5

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

(PHOTO OF JOHN W. FOSTER)


/s/ John W. Foster
John W. Foster

(PHOTO OF BORIS E. PIALLOUX)


/s/ Boris E. Pialloux)
Boris E. Pialloux, CFA

(PHOTO OF DAVID LEVY)


/s/ David Levy
David Levy

Portfolio Management Team
Franklin Global Real Estate Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

Performance Summary as of 7/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FAGRX)                    CHANGE   7/31/08   7/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$2.35    $8.52    $ 10.87
DISTRIBUTIONS (8/1/07-7/31/08)
Dividend Income                  $0.3433
Short-Term Capital Gain          $0.0003
Long-Term Capital Gain           $0.0008
   TOTAL                         $0.3444

CLASS C (SYMBOL: N/A)                      CHANGE   7/31/08   7/31/07
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$2.34    $8.48    $10.82
DISTRIBUTIONS (8/1/07-7/31/08)
Dividend Income                  $0.2794
Short-Term Capital Gain          $0.0003
Long-Term Capital Gain           $0.0008
   TOTAL                         $0.2805

ADVISOR CLASS (SYMBOL: FVGRX)              CHANGE   7/31/08   7/31/07
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$2.36    $8.53    $10.89
DISTRIBUTIONS (8/1/07-7/31/08)
Dividend Income                  $0.3776
Short-Term Capital Gain          $0.0003
Long-Term Capital Gain           $0.0008
   TOTAL                         $0.3787


                                Annual Report | 7

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

                                                           COMMENCEMENT
                                                          OF OPERATIONS
CLASS A                                          1-YEAR     (6/16/06)
-------                                         -------   -------------
Cumulative Total Return(2)                       -18.77%      -8.70%
Average Annual Total Return(3)                   -23.43%      -6.83%
Value of $10,000 Investment(4)                  $ 7,657      $8,605
Avg. Ann. Total Return (6/30/08)(5)              -29.08%      -7.32%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.85%
      With Waiver                       1.40%

                                                           COMMENCEMENT
                                                          OF OPERATIONS
CLASS C                                         1-YEAR      (6/16/06)
-------                                         -------   -------------
Cumulative Total Return(2)                       -19.31%      -9.95%
Average Annual Total Return(3)                   -20.09%      -4.82%
Value of $10,000 Investment(4)                  $ 7,991      $9,005
Avg. Ann. Total Return (6/30/08)(5)              -25.99%      -5.18%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.50%
      With Waiver                       2.05%

                                                           COMMENCEMENT
                                                          OF OPERATIONS
ADVISOR CLASS                                    1-YEAR      (6/16/06)
-------------                                   -------   -------------
Cumulative Total Return(2)                       -18.55%      -8.09%
Average Annual Total Return(3)                   -18.55%      -3.90%
Value of $10,000 Investment(4)                  $ 8,145      $9,191
Avg. Ann. Total Return (6/30/08)(5)              -24.46%      -4.22%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.50%
      With Waiver                       1.05%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER FOR EACH SHARE CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATED TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/08.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/16/06-7/31/08)

                              (PERFORMANCE GRAPH)

                  FRANKLIN GLOBAL REAL   S&P/CITIGROUP BMI
      DATE       ESTATE FUND - CLASS A   GLOBAL REIT INDEX
--------------   ---------------------   -----------------
 6/16/2006              $ 9,425               $10,000
 6/30/2006              $ 9,566               $10,217
 7/31/2006              $ 9,736               $10,568
 8/31/2006              $ 9,981               $10,950
 9/30/2006              $10,160               $11,253
10/31/2006              $10,631               $11,796
11/30/2006              $10,980               $12,344
12/31/2006              $11,349               $12,514
 1/31/2007              $11,920               $13,403
 2/28/2007              $11,939               $13,298
 3/31/2007              $11,933               $13,187
 4/30/2007              $11,991               $13,162
 5/31/2007              $12,283               $13,303
 6/30/2007              $11,385               $12,198
 7/31/2007              $10,595               $11,338
 8/31/2007              $10,848               $11,907
 9/30/2007              $11,145               $12,196
10/31/2007              $11,135               $12,172
11/30/2007              $10,298               $11,197
12/31/2007              $ 9,975               $10,738
 1/31/2008              $ 9,433               $10,318
 2/29/2008              $ 9,161               $10,043
 3/31/2008              $ 9,402               $10,284
 4/30/2008              $ 9,713               $10,679
 5/31/2008              $ 9,502               $10,461
 6/30/2008              $ 8,564               $ 9,323
 7/31/2008              $ 8,605               $ 9,402
  Total Returns          -13.95%                -5.98%

AVERAGE ANNUAL TOTAL RETURN

CLASS A                      7/31/08
-------                      -------
1-Year                       -23.43%
Commencement Of Operations
(6/16/06)                     -6.83%

CLASS C (6/16/06-7/31/08)

                              (PERFORMANCE GRAPH)

                  FRANKLIN GLOBAL REAL   S&P/CITIGROUP BMI
     DATE        ESTATE FUND - CLASS C   GLOBAL REIT INDEX
---------------  ---------------------   -----------------
 6/16/2006              $10,000              $10,000
 6/30/2006              $10,150              $10,217
 7/31/2006              $10,320              $10,568
 8/31/2006              $10,580              $10,950
 9/30/2006              $10,770              $11,253
10/31/2006              $11,260              $11,796
11/30/2006              $11,620              $12,344
12/31/2006              $12,004              $12,514
 1/31/2007              $12,598              $13,403
 2/28/2007              $12,618              $13,298
 3/31/2007              $12,599              $13,187
 4/30/2007              $12,651              $13,162
 5/31/2007              $12,949              $13,303
 6/30/2007              $12,005              $12,198
 7/31/2007              $11,159              $11,338
 8/31/2007              $11,428              $11,907
 9/30/2007              $11,729              $12,196
10/31/2007              $11,707              $12,172
11/30/2007              $10,833              $11,197
12/31/2007              $10,481              $10,738
 1/31/2008              $ 9,898              $10,318
 2/29/2008              $ 9,612              $10,043
 3/31/2008              $ 9,855              $10,284
 4/30/2008              $10,183              $10,679
 5/31/2008              $ 9,950              $10,461
 6/30/2008              $ 8,971              $ 9,323
 7/31/2008              $ 9,005              $ 9,402
Total Returns             -9.95%               -5.98%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                      7/31/08
-------                      -------
1-Year                       -20.09%
Commencement Of Operations
(6/16/06)                     -4.82%


                               Annual Report | 9

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                7/31/08
-------------                -------
1-Year                       -18.55%
Commencement Of Operations
(6/16/06)                     -3.90%

ADVISOR CLASS (6/16/06-7/31/08)

                               (PERFORMANCE GRAPH)

                 FRANKLIN GLOBAL REAL
                      ESTATE FUND        S&P/CITIGROUP BMI
     DATE          - ADVISOR CLASS       GLOBAL REIT INDEX
--------------   ---------------------   -----------------
 6/16/2006              $10,000              $10,000
 6/30/2006              $10,160              $10,217
 7/31/2006              $10,340              $10,568
 8/31/2006              $10,599              $10,950
 9/30/2006              $10,789              $11,253
10/31/2006              $11,289              $11,796
11/30/2006              $11,669              $12,344
12/31/2006              $12,060              $12,514
 1/31/2007              $12,676              $13,403
 2/28/2007              $12,707              $13,298
 3/31/2007              $12,696              $13,187
 4/30/2007              $12,759              $13,162
 5/31/2007              $13,079              $13,303
 6/30/2007              $12,123              $12,198
 7/31/2007              $11,283              $11,338
 8/31/2007              $11,563              $11,907
 9/30/2007              $11,875              $12,196
10/31/2007              $11,864              $12,172
11/30/2007              $10,985              $11,197
12/31/2007              $10,638              $10,738
 1/31/2008              $10,060              $10,318
 2/29/2008               $9,782              $10,043
 3/31/2008              $10,028              $10,284
 4/30/2008              $10,371              $10,679
 5/31/2008              $10,146              $10,461
 6/30/2008              $ 9,158              $ 9,323
 7/31/2008              $ 9,191              $ 9,402
 Total Returns            -8.09%               -5.98%

ENDNOTES

INVESTING IN A NONDIVERSIFIED GLOBAL FUND CONCENTRATING IN REAL ESTATE SECURITIES INVOLVES SPECIAL RISKS, SUCH AS DECLINES IN THE VALUE OF REAL ESTATE AS WELL AS INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE INDUSTRY. FOREIGN INVESTING, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY, AS WELL AS POLITICAL AND SOCIAL INSTABILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The S&P/Citigroup BMI Global REIT Index
     (hedged into U.S. dollars) is designed to measure performance of the investible universe of publicly traded REITs. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.


                               10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 2/1/08       VALUE 7/31/08   PERIOD* 2/1/08-7/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  912.20             $ 6.47
Hypothetical (5% return before expenses)         $1,000           $1,018.10             $ 6.82
CLASS C
Actual                                           $1,000           $  909.60             $ 9.64
Hypothetical (5% return before expenses)         $1,000           $1,014.77             $10.17
ADVISOR CLASS
Actual                                           $1,000           $  913.50             $ 5.00
Hypothetical (5% return before expenses)         $1,000           $1,019.64             $ 5.27

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.36%; C: 2.03%; and
     Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               12 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL REAL ESTATE FUND

                                                             YEAR ENDED JULY 31,
                                                       -------------------------------
CLASS A                                                  2008        2007      2006(a)
-------                                                -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 10.87     $ 10.33     $10.00
                                                       -------     -------     ------
Income from investment operations(b):
   Net investment income(c) ........................      0.26        0.35       0.03
   Net realized and unrealized gains (losses) ......     (2.27)       0.59       0.30
                                                       -------     -------     ------
Total from investment operations ...................     (2.01)       0.94       0.33
                                                       -------     -------     ------
Less distributions from:
   Net investment income ...........................     (0.34)      (0.37)        --
   Net realized gains ..............................        --(d)    (0.03)        --
                                                       -------     -------     ------
Total distributions ................................     (0.34)      (0.40)        --
                                                       -------     -------     ------
Redemption fees ....................................        --(d)       --(d)      --
                                                       -------     -------     ------
Net asset value, end of year .......................   $  8.52     $ 10.87     $10.33
                                                       =======     =======     ======
Total return(e) ....................................    (18.77)%      8.81%      3.30%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates
   and expense reduction ...........................      1.61%       1.86%      6.25%
Expenses net of waiver and payments by
   affiliates ......................................      1.39%       1.41%      2.09%
Expenses net of waiver and payments by affiliates
   and expense reduction ...........................      1.38%       1.40%      1.40%
Net investment income ..............................      2.69%       2.94%      2.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $29,038     $33,409     $5,488
Portfolio turnover rate ............................     92.64%      81.30%     13.57%

(a)  For the period June 16, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 13

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                             YEAR ENDED JULY 31,
                                                       -------------------------------
CLASS C                                                  2008        2007      2006(a)
-------                                                -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 10.82     $ 10.32     $10.00
                                                       -------     -------     ------
Income from investment operations(b):
   Net investment income(c) ........................      0.20        0.29       0.01
   Net realized and unrealized gains (losses) ......     (2.26)       0.58       0.31
                                                       -------     -------     ------
Total from investment operations ...................     (2.06)       0.87       0.32
                                                       -------     -------     ------
Less distributions from:
   Net investment income ...........................     (0.28)      (0.34)        --
   Net realized gains ..............................        --(d)    (0.03)        --
                                                       -------     -------     ------
Total distributions ................................     (0.28)      (0.37)        --
                                                       -------     -------     ------
Redemption fees ....................................        --(d)       --(d)      --
                                                       -------     -------     ------
Net asset value, end of year .......................   $  8.48     $ 10.82     $10.32
                                                       =======     =======     ======
Total return(e) ....................................    (19.31)%      8.13%      3.20%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates
   and expense reduction ...........................      2.27%       2.51%      6.90%
Expenses net of waiver and payments by
   affiliates ......................................      2.05%       2.06%      2.74%
Expenses net of waiver and payments by affiliates
   and expense reduction ...........................      2.04%       2.05%      2.05%
Net investment income ..............................      2.03%       2.29%      1.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $ 8,008     $ 9,192     $  140
Portfolio turnover rate ............................     92.64%      81.30%     13.57%

(a)  For the period June 16, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                             YEAR ENDED JULY 31,
                                                       -------------------------------
ADVISOR CLASS                                            2008        2007      2006(a)
-------------                                          -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 10.89     $ 10.34     $10.00
                                                       -------     -------     ------
Income from investment operations(b):
   Net investment income(c) ........................      0.29        0.39       0.02
   Net realized and unrealized gains (losses) ......     (2.27)       0.59       0.32
                                                       -------     -------     ------
Total from investment operations ...................     (1.98)       0.98       0.34
                                                       -------     -------     ------
Less distributions from:
   Net investment income ...........................     (0.38)      (0.40)        --
   Net realized gains ..............................        --(d)    (0.03)        --
                                                       -------     -------     ------
Total distributions ................................     (0.38)      (0.43)        --
                                                       -------     -------     ------
Redemption fees ....................................        --(d)       --(d)      --
                                                       -------     -------     ------
Net asset value, end of year .......................   $  8.53     $ 10.89     $10.34
                                                       =======     =======     ======
Total return(e) ....................................    (18.55)%      9.12%      3.40%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates
   and expense reduction ...........................      1.28%       1.51%      5.90%
Expenses net of waiver and payments by
   affiliates ......................................      1.06%       1.06%      1.74%
Expenses net of waiver and payments by affiliates
   and expense reduction ...........................      1.05%       1.05%      1.05%
Net investment income ..............................      3.02%       3.29%      2.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $59,675     $34,631     $1,221
Portfolio turnover rate ............................     92.64%      81.30%     13.57%

(a)  For the period June 16, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

FRANKLIN GLOBAL REAL ESTATE FUND                               COUNTRY        SHARES        VALUE
--------------------------------                           --------------   ----------   -----------
COMMON STOCKS 96.1%
EQUITY REIT - APARTMENTS 8.5%
AvalonBay Communities Inc.                                  United States       16,300   $ 1,625,273
Camden Property Trust ..................................    United States       20,200       993,436
Equity Residential .....................................    United States       70,900     3,060,753
Essex Property Trust Inc. ..............................    United States        7,200       873,720
Nippon Accommodations Fund Inc. ........................        Japan               46       225,086
UDR Inc. ...............................................    United States       58,300     1,488,982
                                                                                         -----------
                                                                                           8,267,250
                                                                                         -----------
EQUITY REIT - DIVERSIFIED PROPERTY 13.9%
British Land Co. PLC ...................................   United Kingdom      159,120     2,217,484
Canadian REIT ..........................................       Canada           14,600       413,557
Charter Hall Group .....................................      Australia        270,968       239,758
Dexus Property Group ...................................      Australia        366,526       483,015
Fonciere des Regions ...................................       France            4,800       604,853
General Property Trust .................................      Australia        620,662       888,028
Japan Prime Realty Investment Co. ......................        Japan              113       274,371
Kenedix Realty Investment Corp. ........................        Japan               61       303,573
Liberty Property Trust .................................    United States       27,300       993,720
Mirvac Group ...........................................      Australia        312,805       750,831
Stockland ..............................................      Australia        321,343     1,400,483
Valad Property Group ...................................      Australia      2,233,431     1,156,281
Vornado Realty Trust ...................................    United States       34,300     3,260,901
Wereldhave NV ..........................................     Netherlands         4,430       477,614
                                                                                         -----------
                                                                                          13,464,469
                                                                                         -----------
EQUITY REIT - HEALTH CARE 4.1%
HCP Inc. ...............................................    United States       47,600     1,716,932
Nationwide Health Properties Inc. ......................    United States       33,000     1,224,630
Ventas Inc. ............................................    United States       22,900     1,027,294
                                                                                         -----------
                                                                                           3,968,856
                                                                                         -----------
EQUITY REIT - HOTELS 3.4%
FelCor Lodging Trust Inc. ..............................    United States       55,800       445,842
Hospitality Properties Trust ...........................    United States        9,400       200,220
Host Hotels & Resorts Inc. .............................    United States      160,900     2,109,399
Sunstone Hotel Investors Inc. ..........................    United States       43,200       559,008
                                                                                         -----------
                                                                                           3,314,469
                                                                                         -----------
EQUITY REIT - INDUSTRIAL 6.6%
AMB Property Corp. .....................................    United States       20,600     1,008,576
Brixton PLC ............................................   United Kingdom       61,600       276,280
Goodman Group ..........................................      Australia        465,775     1,118,007
ProLogis ...............................................    United States       65,300     3,191,864
Segro PLC ..............................................   United Kingdom       97,100       789,193
                                                                                         -----------
                                                                                           6,383,920
                                                                                         -----------


                               16 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND                               COUNTRY        SHARES        VALUE
--------------------------------                           --------------   ----------   -----------
COMMON STOCKS (CONTINUED)
EQUITY REIT - MANUFACTURED HOMES 0.9%
Equity Lifestyle Properties Inc. .......................    United States       12,700   $   609,727
Sun Communities Inc. ...................................    United States       13,500       229,230
                                                                                         -----------
                                                                                             838,957
                                                                                         -----------
EQUITY REIT - OFFICE 17.1%
Befimmo SCA ............................................       Belgium           2,400       258,228
Boston Properties Inc. .................................    United States       31,500     3,029,985
CapitaCommercial Trust .................................      Singapore        235,000       329,873
Champion REIT ..........................................      Hong Kong        402,886       192,110
Cofinimmo ..............................................       Belgium           3,400       643,001
Commonwealth Property Office Fund ......................      Australia        427,709       545,526
Corporate Office Properties Trust ......................    United States       27,400     1,065,312
Cousins Properties Inc. ................................    United States       18,600       408,642
Douglas Emmett Inc. ....................................    United States       76,200     1,792,986
Highwoods Properties Inc. ..............................    United States       23,800       868,700
ING Office Fund ........................................      Australia        234,604       317,999
Japan Real Estate Investment Co. .......................        Japan              106     1,095,315
Kilroy Realty Corp. ....................................    United States       18,200       833,742
Mori Hills REIT Investment Corp. .......................        Japan               52       224,086
Nippon Building Fund Inc. ..............................        Japan              114     1,352,301
Nippon Commercial Investment Corp. .....................        Japan               74       207,108
Nomura Real Estate Office Fund Inc. ....................        Japan               57       427,876
ORIX JREIT Inc. ........................................        Japan               80       446,319
Parkway Properties Inc. ................................    United States        3,000       105,870
Silic ..................................................       France            2,320       308,951
SL Green Realty Corp. ..................................    United States       16,300     1,358,442
Tishman Speyer Office Fund .............................      Australia        563,050       718,149
                                                                                         -----------
                                                                                          16,530,521
                                                                                         -----------
EQUITY REIT - RETAIL 37.6%
CapitaMall Trust .......................................      Singapore        253,589       556,197
CFS Retail Property Trust ..............................      Australia        299,434       574,989
Corio NV ...............................................     Netherlands        14,600     1,128,991
Developers Diversified Realty Corp. ....................    United States       28,700       917,252
Eurocommercial Properties NV ...........................     Netherlands         6,200       292,843
Federal Realty Investment Trust ........................    United States       13,900     1,009,279
Frontier Real Estate Investment Corp. ..................        Japan               30       175,432
Fukuoka REIT Corp. .....................................        Japan               44       223,456
General Growth Properties Inc. .........................    United States       39,000     1,068,990
Hammerson PLC ..........................................   United Kingdom       75,410     1,436,589
Japan Retail Fund Investment Corp. .....................        Japan              207     1,060,850
Kimco Realty Corp. .....................................    United States       64,200     2,265,618
Klepierre ..............................................       France           14,450       589,228
Land Securities Group PLC ..............................   United Kingdom      118,880     3,044,750
Liberty International PLC ..............................   United Kingdom       52,600       978,589
Link REIT ..............................................      Hong Kong        458,500     1,028,495
The Macerich Co. .......................................    United States       11,800       652,894
Regency Centers Corp. ..................................    United States       19,300     1,148,350


                               Annual Report | 17

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND                               COUNTRY        SHARES        VALUE
--------------------------------                           --------------   ----------   -----------
COMMON STOCKS (CONTINUED)
EQUITY REIT - RETAIL (CONTINUED)
RioCan REIT ............................................       Canada           57,600   $ 1,119,594
Simon Property Group Inc. ..............................    United States       52,600     4,872,338
Suntec REIT ............................................      Singapore        479,000       542,806
Tanger Factory Outlet Centers Inc. .....................    United States       11,900       444,346
Taubman Centers Inc. ...................................    United States       26,100     1,252,800
Unibail-Rodamco ........................................       France           17,069     3,839,969
Westfield Group ........................................      Australia        401,289     6,111,725
                                                                                         -----------
                                                                                          36,336,370
                                                                                         -----------
EQUITY REIT - STORAGE 2.8%
Public Storage .........................................    United States       33,100     2,710,559
                                                                                         -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT 1.2%
Ascendas India Trust ...................................      Singapore        234,200       136,123
Capital & Regional PLC .................................   United Kingdom       42,900       106,091
Growthpoint Properties Ltd. ............................    South Africa       328,427       590,994
Homburg Invest Inc. ....................................       Canada           85,100       300,900
                                                                                         -----------
                                                                                           1,134,108
                                                                                         -----------
TOTAL COMMON STOCKS (COST $105,402,460) ................                                  92,949,479
                                                                                         -----------
PREFERRED STOCKS 0.5%
EQUITY REIT - OFFICE 0.3%
Highwoods Properties Inc., 8.00%, pfd., B ..............    United States       14,116       314,646
                                                                                         -----------
EQUITY REIT - RETAIL 0.2%
Kimco Realty Corp., 7.75%, pfd., G .....................    United States        6,000       139,140
                                                                                         -----------
TOTAL PREFERRED STOCKS (COST $502,374) .................                                     453,786
                                                                                         -----------
TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENT
   (COST $105,904,834) .................................                                  93,403,265
                                                                                         -----------

                                                                             PRINCIPAL
                                                                              AMOUNT
                                                                            ----------
SHORT TERM INVESTMENT (COST $475,000) 0.5%
TIME DEPOSIT 0.5%
Dresdner Bank AG, 2.18%, 8/01/08 .......................    United States   $  475,000       475,000
                                                                                         -----------
TOTAL INVESTMENTS (COST $106,379,834) 97.1% ............                                  93,878,265
NET UNREALIZED LOSS ON FORWARD EXCHANGE
   CONTRACTS (0.5)% ....................................                                    (526,947)
OTHER ASSETS, LESS LIABILITIES 3.4% ....................                                   3,369,633
                                                                                         -----------
NET ASSETS 100.0% ......................................                                 $96,720,951
                                                                                         ===========

SELECTED PORTFOLIO ABBREVIATION
REIT - Real Estate Investment Trust

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2008

                                                                                        FRANKLIN
                                                                                         GLOBAL
                                                                                       REAL ESTATE
                                                                                          FUND
                                                                                      ------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .................................................   $106,379,834
                                                                                      ------------
      Value - Unaffiliated issuers ................................................   $ 93,878,265
   Cash ...........................................................................          1,026
   Foreign currency, at value (cost $28,602) ......................................         28,376
   Receivables:
      Investment securities sold ..................................................      3,056,411
      Capital shares sold .........................................................         57,208
      Dividends ...................................................................        421,318
   Unrealized gain on forward exchange contracts (Note 7) .........................        155,198
                                                                                      ------------
         Total assets .............................................................     97,597,802
                                                                                      ------------
Liabilities:
   Payables:
      Capital shares redeemed .....................................................        118,704
      Affiliates ..................................................................         48,415
   Unrealized loss on forward exchange contracts (Note 7) .........................        682,145
   Accrued expenses and other liabilities .........................................         27,587
                                                                                      ------------
         Total liabilities ........................................................        876,851
                                                                                      ------------
            Net assets, at value ..................................................   $ 96,720,951
                                                                                      ============
Net assets consist of:
   Paid-in capital ................................................................   $131,243,477
   Distributions in excess of net investment income ...............................       (674,490)
   Net unrealized appreciation (depreciation) .....................................    (13,033,473)
   Accumulated net realized gain (loss) ...........................................    (20,814,563)
                                                                                      ------------
            Net assets, at value ..................................................   $ 96,720,951
                                                                                      ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Global Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 2008

                                                                                        FRANKLIN
                                                                                         GLOBAL
                                                                                       REAL ESTATE
                                                                                          FUND
                                                                                      ------------
CLASS A:
   Net assets, at value ...........................................................   $ 29,037,797
                                                                                      ------------
   Shares outstanding .............................................................      3,409,640
                                                                                      ------------
   Net asset value per share(a) ...................................................   $       8.52
                                                                                      ------------
   Maximum offering price per share (net asset value per share / 94.25%) ..........   $       9.04
                                                                                      ------------
CLASS C:
   Net assets, at value ...........................................................   $  8,008,475
                                                                                      ------------
   Shares outstanding .............................................................        944,752
                                                                                      ------------
   Net asset value and maximum offering price per share(a) ........................   $       8.48
                                                                                      ------------
ADVISOR CLASS:
   Net assets, at value ...........................................................   $ 59,674,679
                                                                                      ------------
   Shares outstanding .............................................................      6,995,258
                                                                                      ------------
   Net asset value and maximum offering price per share(a) ........................   $       8.53
                                                                                      ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2008

                                                                                        FRANKLIN
                                                                                         GLOBAL
                                                                                       REAL ESTATE
                                                                                          FUND
                                                                                      ------------
Investment income:
   Dividends (net of foreign taxes of $332,781) ...................................   $  3,998,252
   Interest .......................................................................        270,782
                                                                                      ------------
         Total investment income ..................................................      4,269,034
                                                                                      ------------
Expenses:
   Management fees (Note 3a) ......................................................        838,881
   Administrative fees (Note 3b) ..................................................        209,720
   Distribution fees: (Note 3c)
      Class A .....................................................................        101,913
      Class C .....................................................................         83,244
   Transfer agent fees (Note 3e) ..................................................        109,600
   Custodian fees (Note 4) ........................................................         16,925
   Reports to shareholders ........................................................         45,567
   Registration and filing fees ...................................................         81,090
   Professional fees ..............................................................         30,905
   Trustees' fees and expenses ....................................................          8,122
   Other ..........................................................................          5,728
                                                                                      ------------
         Total expenses ...........................................................      1,531,695
         Expense reductions (Note 4) ..............................................         (6,364)
         Expenses waived/paid by affiliates (Note 3f) .............................       (239,145)
                                                                                      ------------
            Net expenses ..........................................................      1,286,186
                                                                                      ------------
               Net investment income ..............................................      2,982,848
                                                                                      ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................................    (15,072,546)
      Foreign currency transactions ...............................................     (4,199,968)
                                                                                      ------------
               Net realized gain (loss) ...........................................    (19,272,514)
                                                                                      ------------
Net change in unrealized appreciation (depreciation) on:
   Investments ....................................................................     (9,245,293)
   Translation of assets and liabilities denominated in foreign currencies ........        222,678
                                                                                      ------------
               Net change in unrealized appreciation (depreciation) ...............     (9,022,615)
                                                                                      ------------
Net realized and unrealized gain (loss) ...........................................    (28,295,129)
                                                                                      ------------
Net increase (decrease) in net assets resulting from operations ...................   $(25,312,281)
                                                                                      ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FRANKLIN GLOBAL
                                                                                    REAL ESTATE FUND
                                                                              ---------------------------
                                                                                  YEAR ENDED JULY 31,
                                                                              ---------------------------
                                                                                  2008           2007
                                                                              ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................   $  2,982,848   $  1,435,885
      Net realized gain (loss) from investments and foreign
         currency transactions ............................................    (19,272,514)    (1,454,797)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies ................................     (9,022,615)    (4,184,228)
                                                                              ------------   ------------
            Net increase (decrease) in net assets resulting from
               operations .................................................    (25,312,281)    (4,203,140)
                                                                              ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................................     (1,061,149)      (552,979)
         Class C ..........................................................       (237,011)      (103,871)
         Advisor Class ....................................................     (2,468,263)      (742,547)
      Net realized gains:
         Class A ..........................................................         (3,379)       (28,561)
         Class C ..........................................................           (924)        (5,471)
         Advisor Class ....................................................         (8,301)       (39,461)
                                                                              ------------   ------------
   Total distributions to shareholders ....................................     (3,779,027)    (1,472,890)
                                                                              ------------   ------------
   Capital share transactions: (Note 2)
         Class A ..........................................................      3,211,419     30,514,540
         Class C ..........................................................        981,285      9,933,533
         Advisor Class ....................................................     44,386,866     35,611,602
                                                                              ------------   ------------
   Total capital share transactions .......................................     48,579,570     76,059,675
                                                                              ------------   ------------
   Redemption fees ........................................................            131             46
                                                                              ------------   ------------
            Net increase (decrease) in net assets .........................     19,488,393     70,383,691
Net assets:
   Beginning of year ......................................................     77,232,558      6,848,867
                                                                              ------------   ------------
   End of year ............................................................   $ 96,720,951   $ 77,232,558
                                                                              ============   ============
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of year ............................................................   $   (674,490)  $  1,080,539
                                                                              ============   ============

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. The Franklin Global Real Estate Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares:
Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 23

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               24 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the two open tax years and as of July 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.


                               Annual Report | 25

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                     YEAR ENDED JULY 31,
                                    ---------------------------------------------------
                                              2008                       2007
                                    -------------------------   -----------------------
                                      SHARES        AMOUNT       SHARES       AMOUNT
                                    ----------   ------------   ---------   -----------
CLASS A SHARES:
   Shares sold ..................    1,690,403   $ 16,736,881   3,078,557   $36,862,501
   Shares issued in reinvestment
      of distributions ..........       84,109        826,755      30,384       358,403
   Shares redeemed ..............   (1,438,423)   (14,352,217)   (566,717)   (6,706,364)
                                    ----------   ------------   ---------   -----------
   Net increase (decrease) ......      336,089   $  3,211,419   2,542,224   $30,514,540
                                    ==========   ============   =========   ===========
CLASS C SHARES:
   Shares sold ..................      491,196   $  4,822,799     951,834   $11,306,579
   Shares issued in reinvestment
      of distributions ..........       21,748        214,097       8,109        94,890
   Shares redeemed ..............     (417,660)    (4,055,611)   (124,044)   (1,467,936)
                                    ----------   ------------   ---------   -----------
   Net increase (decrease) ......       95,284   $    981,285     835,899   $ 9,933,533
                                    ==========   ============   =========   ===========


                               26 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                    YEAR ENDED JULY 31,
                                    ---------------------------------------------------
                                              2008                      2007
                                    -------------------------   -----------------------
                                      SHARES        AMOUNT       SHARES      AMOUNT
                                    ----------   ------------   ---------   -----------
ADVISOR CLASS SHARES:
   Shares sold ..................    5,282,074   $ 58,719,079   3,195,707   $37,169,648
   Shares issued in reinvestment
      of distributions ..........      125,710      1,196,375       6,292        72,808
   Shares redeemed ..............   (1,592,553)   (15,528,588)   (140,040)   (1,630,854)
                                    ----------   ------------   ---------   -----------
   Net increase (decrease) ......    3,815,231   $ 44,386,866   3,061,959   $35,611,602
                                    ==========   ============   =========   ===========

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ------------------------------------------------------
      0.800%          Up to and including $500 million
      0.700%          Over $500 million, up to and including $1 billion
      0.650%          Over $1 billion, up to and including $1.5 billion
      0.600%          Over $1.5 billion, up to and including $6.5 billion
      0.580%          Over $6.5 billion, up to and including $11.5 billion
      0.560%          Over $11.5 billion, up to and including $16.5 billion
      0.540%          Over $16.5 billion, up to and including $19 billion
      0.530%          Over $19 billion, up to and including $21.5 billion
      0.520%          In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.


                               Annual Report | 27

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A.....   0.35%
Class C.....   1.00%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of February 1, 2008 through January 31, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $34,969
Contingent deferred sales charges retained ...................   $ 4,135

E. TRANSFER AGENT FEES

For the year ended July 31, 2008, the Fund paid transfer agent fees of $109,600, of which $72,183 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and FT Institutional have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services and FT Institutional may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.


                               28 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2008, the Fund had tax basis capital losses of $2,794,727 expiring in 2016.

For tax purposes, realized capital losses, realized currency losses, and ordinary income losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Fund deferred realized capital losses, realized currency losses, and ordinary income losses of $10,832,852, $584,666 and $3,862,865, respectively.

The tax character of distributions paid during the years ended July 31, 2008 and 2007, was as follows:

                                                2008         2007
                                             ----------   ----------
Distributions paid from:
   Ordinary income .......................   $3,770,590   $1,472,890
   Long term capital gain ................        8,437           --
                                             ----------   ----------
                                             $3,779,027   $1,472,890
                                             ==========   ==========

At July 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................   $110,965,752
                                                                ============
Unrealized appreciation .....................................   $  1,878,241
Unrealized depreciation .....................................    (18,965,728)
                                                                ------------
Net unrealized appreciation (depreciation) ..................   $(17,087,487)
                                                                ============
Distributable earnings -undistributed ordinary income .......   $    659,474
                                                                ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and partnership distributions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and partnership distributions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2008, aggregated $139,251,228 and $90,626,439, respectively.


                               Annual Report | 29

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

7. FORWARD EXCHANGE CONTRACTS

At July 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                        CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
                                                        AMOUNT(a)      DATE         GAIN          LOSS
                                                       ----------   ----------   ----------    ----------
CONTRACTS TO BUY
  5,091,851   Australian Dollar ....................    4,838,000     9/16/08     $     --      $ (75,785)
    671,762   Australian Dollar ....................      624,000     9/16/08        4,274             --
  1,007,470   British Pound Sterling ...............    1,977,000     9/16/08       12,906             --
    342,550   Euro .................................      529,000     9/16/08        3,781             --
    367,009   Euro .................................      577,000     9/16/08           --         (6,178)
 60,867,450   Japanese Yen .........................      567,000     9/16/08           --         (1,333)

CONTRACTS TO SELL
 17,537,101   Australian Dollar ....................   16,179,460     9/16/08           --       (222,330)
  4,663,178   Australian Dollar ....................    4,456,000     9/16/08      102,506            --
  4,802,597   British Pound Sterling ...............    9,277,552     9/16/08           --       (208,300)
    816,757   British Pound Sterling ...............    1,618,000     9/16/08        4,781            --
  2,020,421   Canadian Dollar ......................    1,973,067     9/16/08          818             --
  5,440,076   Euro .................................    8,347,410     9/16/08           --       (113,738)
    532,769   Euro .................................      843,000     9/16/08       14,365             --
 10,638,528   Hong Kong Dollar .....................    1,363,477     9/16/08           --         (1,329)
741,855,449   Japanese Yen .........................    6,906,144     9/16/08       11,767             --
  2,413,076   Singapore Dollar .....................    1,755,469     9/16/08           --        (13,116)
  2,827,530   South African Rand ...................      340,453     9/17/08           --        (40,036)
                                                                                  --------      ---------
   Unrealized gain (loss) on forward exchange
     contracts .....................................                               155,198       (682,145)
                                                                                  --------      ---------
      Net unrealized gain (loss) on forward exchange
        contracts ..................................                                            $(526,947)
                                                                                                =========

(a)  In U.S. dollars unless otherwise indicated.

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               30 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN GLOBAL REAL ESTATE FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Fund (one of the funds constituting Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2008


                               Annual Report | 31

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN GLOBAL REAL ESTATE FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $874,446 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               32 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------           --------------   ------------------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)       Trustee          Since 2000           143                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)      Trustee          Since 2000           122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971 - January 2008); member and Chairman of the Board, Sutter Community Hospitals; member,
Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)               Trustee          Since 2007           122                       Chevron Corporation (global energy
One Franklin Parkway                                                                          company) and ICO Global
San Mateo, CA 94403-1906                                                                      Communications (Holdings) Limited
                                                                                              (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the
Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific
Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)       Trustee          Since 2000           143                       Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                      Heinz Company (processed foods and
                                                                                              allied products), RTI International
                                                                                              Metals, Inc. (manufacture and
                                                                                              distribution of titanium), Canadian
                                                                                              National Railway (railroad) and
                                                                                              White Mountains Insurance Group,
                                                                                              Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 33

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------           --------------   ------------------   -----------------------   -----------------------------------
FRANK W.T. LAHAYE (1929)      Trustee          Since 2000           122                       Center for Creative Land Recycling
One Franklin Parkway                                                                          (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)         Trustee          Since 2005           143                       Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas) and
San Mateo, CA 94403-1906                                                                      Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)      Trustee          Since 2007           143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)         Lead             Trustee since        122                       None
One Franklin Parkway          Independent      2006 and Lead
San Mateo, CA 94403-1906      Trustee          Independent
                                               Trustee since
                                               January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------           --------------   ------------------   -----------------------   -----------------------------------
**CHARLES B. JOHNSON (1933)   Trustee and      Since 2000           143                       None
One Franklin Parkway          Chairman of
San Mateo, CA 94403-1906      the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.


                               34 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------           --------------   ------------------   -----------------------   -----------------------------------
**GREGORY E. JOHNSON (1961)   Trustee          Since 2007           94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)         Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway          Compliance       Officer since 2004
San Mateo, CA 94403-1906      Officer and      and Vice
                              Vice President   President - AML
                              - AML            Compliance since
                              Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)     Treasurer,       Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway          Chief Financial  2004, Chief
San Mateo, CA 94403-1906      Officer and      Financial Officer
                              Chief            and Chief
                              Accounting       Accounting Officer
                              Officer          since February
                                               2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)       Vice President   Since February       Not Applicable            Not Applicable
500 East Broward Blvd.                         2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 35

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------           --------------   ------------------   -----------------------   -----------------------------------
DAVID P. GOSS (1947)          Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)     Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940) President and    President since      Not Applicable            Not Applicable
One Franklin Parkway          Chief            2000 and Chief
San Mateo, CA 94403-1906      Executive        Executive Officer
                              Officer -        - Investment
                              Investment       Management
                              Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962) Vice President  Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)      Vice President   Since 2006           Not Applicable            Not Applicable
One Franklin Parkway          and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.


                               36 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------           --------------   ------------------   -----------------------   -----------------------------------
CRAIG S. TYLE (1960)          Vice President   Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)        Senior Vice      Since February       Not Applicable            Not Applicable
500 East Broward Blvd.        President and    2008
Suite 2100                    Chief
Fort Lauderdale,              Executive
FL 33394-3091                 Officer -
                              Finance and
                              Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                               Annual Report | 37

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Global Real Estate Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                               38 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2007, and for additional periods ended that date depending on when the Fund commenced operations. Investment performance was shown on a total return basis for the Fund. The following summarizes the performance results for the Fund and the Board's view of such performance.


                               Annual Report | 39

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The performance universe for the Fund consisted of the Fund and all retail and institutional real estate funds as selected by Lipper. The Lipper report showed the Fund's total return during its first full year of operation to be in the second-highest quintile of such universe, and the Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee ratio for the Fund was above the median of its Lipper expense group, but total expenses were below the median of such expense group. The Board found the expenses of the Fund to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may


                               40 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. Franklin Global Real Estate Fund had assets at December 31, 2007, of approximately $114 million. The Fund also received fee waivers or expense reimbursements from management and while intending to monitor future growth, the Board believed it unlikely that economies of scale for the management of the Fund presently exists.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                               Annual Report | 41

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               42 | Annual Report

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

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

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN GLOBAL REAL ESTATE FUND

INVESTMENT MANAGER

Franklin Templeton Institutional, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDERS SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND



JULY 31, 2008

A series of Franklin Global Trust

ANNUAL REPORT

           FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

                      (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

ANNUAL REPORT

Franklin Templeton Emerging Market Debt Opportunities Fund ................    1
Performance Summary .......................................................    7
Your Fund's Expenses ......................................................    9
Financial Highlights and Statement of Investments .........................   11
Financial Statements ......................................................   16
Notes to Financial Statements .............................................   19
Report of Independent Registered Public Accounting Firm ...................   28
Tax Designation ...........................................................   29
Board Members and Officers ................................................   30
Shareholder Information ...................................................   35

Annual Report

Franklin Templeton Emerging Market Debt Opportunities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Emerging Market Debt Opportunities Fund seeks high total return through investing in debt securities of emerging market countries, mainly securities issued by sovereign and sub-sovereign government entities, but also including securities issued by corporate entities.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/08

                                  (PIE CHART)

Foreign Government & Agency Securities..........   40.0%
Corporate Bonds.................................   22.3%
Warrants........................................    4.7%
Short-Term Investments & Other Net Assets.......   33.0%

This annual report for Franklin Templeton Emerging Market Debt Opportunities Fund covers the fiscal year ended July 31, 2008.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                               Annual Report | 1

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Franklin Templeton Emerging Market Debt Opportunities Fund posted a +7.33 cumulative total return for the 12 months ended July 31, 2008. The Fund performed comparably to its benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global Diversified Index, which returned +7.14%.(1) The Fund underperformed its other benchmark, the JPM Global Bond Index (GBI) Emerging Markets (EM) Broad Diversified Index, which returned +14.63% during the same period.(2) You can find more performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

The fiscal year under review encompassed much of the financial turmoil that resulted from the unraveling of the U.S. housing market and related subprime assets. Credit deterioration quickly spread throughout the global banking sector and a massive flight to quality occurred as investors sought the relative safety of U.S. Treasuries and sovereign debt securities. The run-up in U.S. Treasuries, however, was accompanied by a weakening dollar relative to most major currencies as a result of global fears of a U.S. recession. The G7 central banks were concerned about evaporating liquidity in the global interbank markets and slowing global growth rates.(3) This prompted many central banks to dramatically ease their monetary policies to boost liquidity. Thus, the U.S. Federal Reserve Board administered several interest rate cuts during the reporting period, lowering the federal funds target rate 325 basis points (bps) from 5.25% to 2.00% by period-end. At the beginning of the review period, federal funds futures contracts indicated that the federal funds target rate was expected to be 4.75% in July 2008. At period-end, the July 2009 federal funds futures

(1.) Source: J.P. Morgan. The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Both indexes cover the same countries.

(2.) Source: J.P. Morgan. The JPM GBI EM Broad Diversified Index tracks local currency government bonds issued by emerging markets. The index limits the weights of those index countries with larger debt stocks and redistributes those weights to the countries with smaller weights, with a maximum 10% country weight allowed. The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(3.) The G7, or Group of Seven, is an informal but exclusive body that seeks to boost cooperation over trade and finance, strengthen the global economy, promote peace and democracy, and prevent and resolve conflicts. The G7 includes Canada, France, Germany, Italy, Japan, the U.K. and the U.S. It is now known as the G8, or Group of Eight, after the addition of Russia in 1997.


                                2 | Annual Report
contract was at 2.76%, which, despite mounting U.S. inflation concerns, was close to the spot federal funds rate.

In contrast, emerging markets proved extremely resilient during the review period with little change in the spreads of U.S. dollar-denominated sovereign debt over U.S. Treasuries. Spreads widened just 77 bps from 237 bps at the beginning of the fiscal year to 314 bps by period-end.(4) As a result, U.S. dollar-denominated emerging market debt as represented by the JPM EMBI Global Diversified Index, returned +7.14 over the past year, a slight improvement from the previous year.(4) Local currency-denominated emerging market debt as represented by the JPM GBI EM Broad Diversified Index continued to perform significantly better than its U.S. dollar-denominated counterpart, returning +14.63% for the same period.(5) Most of the outperformance was due to the weakening U.S. dollar compared with most emerging market currencies, including those managed within a floating range relative to the U.S. dollar. In particular, euro-linked economies experienced sharp appreciation of their respective currencies versus the U.S. dollar. The Polish zloty gained +34.56%, the Czech koruna +33.41%, the Slovakian koruna +25.18% and the Hungarian forint +23.18%.(6) The Brazilian real was also very strong versus the U.S. dollar, gaining +19.35%, while the Thai baht declined 10.42%.(6)

Emerging markets generally faced rising domestic consumer and producer prices. Price volatility was heightened for those economies that stifled currency appreciation and with negative trade balances. However, many emerging market nations tightened monetary policies and exercised fiscal discipline. Notably, several countries reduced subsidies aimed at supporting domestic energy consumption. Although emerging markets are not immune to the impact of further global capital market deterioration and softening developed economies, exporting economies have expanded trade to new partners within the emerging markets. Also, the global banking sector pass-through effects have been relatively contained, as emerging market corporations and banks tend not to be highly leveraged. Nevertheless, the emerging markets private sector's external vulnerability increased due to cheap U.S. dollar-denominated financing. Thus, to the extent that consumption, credit and securitization have developed rapidly in certain emerging markets, we must carefully monitor and screen emerging market debt for those opportunities we believe could offer the best value for our investors consistent with our investment strategy.

GEOGRAPHIC BREAKDOWN
7/31/08

                                            % OF TOTAL
COUNTRY                                     NET ASSETS
-------                                     ----------
South Africa                                   7.5%
Iraq                                           6.8%
Kazakhstan                                     6.0%
Ghana                                          5.5%
Russia                                         5.1%
Brazil                                         4.0%
Ukraine                                        3.5%
Venezuela                                      3.1%
Ivory Coast                                    3.1%
Czech Republic                                 2.5%
Nigeria                                        2.4%
Republic of Angola                             2.2%
Hungary                                        2.1%
Turkey                                         1.9%
Zambia                                         1.8%
Ecuador                                        1.7%
Mexico                                         1.7%
Argentina                                      1.7%
Jordan                                         1.6%
Trinidad & Tobago                              1.5%
El Salvador                                    1.4%
Serbia                                         1.4%
Georgia                                        1.1%
Indonesia                                      0.9%
Dominican Republic                             0.8%
Vietnam                                        0.7%
Peru                                           0.7%
North Korea                                    0.6%
Grenada                                        0.6%
Fiji                                           0.5%
Moldova                                        0.5%
Short-Term Investments & Other Net Assets     25.1%

(4.) Source: J.P. Morgan. See footnote 1 for a description of the JPM EMBI
     Global Diversified Index.

(5.) Source: J.P. Morgan. See footnote 2 for a description of the JPM GBI EM
     Broad Diversified Index.

(6.) Source: Exshare (via Compustat via Factset).


                                Annual Report | 3

CURRENCY BREAKDOWN*
7/31/08

                                            % OF TOTAL
CURRENCY                                    NET ASSETS
--------                                    ----------
U.S. Dollar                                    77.8%
South African Rand                              5.0%
Brazilian Real                                  4.0%
Zambian Kwacha                                  2.2%
Hungarian Forint                                2.1%
Colombian Peso                                  2.1%
Turkish Lira                                    1.9%
Mexican Peso                                    1.7%
Ghanian Cedi                                    1.6%
Ukrainian Hryvna                                1.5%
Indonesian Rupiah                               0.9%
West African Franc                              0.9%
Vietnamese Dong                                 0.8%

* May differ from the SOI due to the underlying currency exposure on credit-linked notes, pass-through securities and forward currency exchange contracts. Japanese yen = 0.0% and euro = -2.5% due to forward currency exchange contracts.

INVESTMENT STRATEGY

Our portfolio construction process can be summarized in three integral steps -- country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues in any one country. The next decision is whether to take exposure in the form of "hard currency" or local currency instruments. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue's coupon (fixed or floating). We may seek to manage the Fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

MANAGER'S DISCUSSION

At period-end, the Fund held 64 securities representing 31 emerging market countries. Twenty-four of the 31 countries issued securities denominated in G7 currencies. Of these, 30 securities, comprising 31.9% of the Fund's total net assets, had an underlying currency risk in U.S. dollars; nine in euro (12.8%); and two in Japanese yen (6.7%). Twenty-three holdings had an underlying currency risk in the local currencies of Brazil, Colombia, Ghana, Hungary, Indonesia, Ivory Coast, Mexico, South Africa, Turkey, Ukraine, Vietnam and Zambia. The Fund's overall exposure to local currencies was 24.7% of total net assets at period-end.

During the reporting period, the Fund benefited from a locally denominated, inflation-protected Brazilian bond, which was among the most significant contributors to performance. Although Brazil has the slowest growth rate of the four BRIC (Brazil, Russia, India and China) nations, its local bond market performed well as yields were generally above the inflation rate. The central bank successfully controlled inflation while limiting the real's appreciation versus the U.S. dollar.


                                4 | Annual Report

A Polish state-owned utility company's euro-denominated bond was another key contributor to performance. By period-end, however, the Fund no longer held the bond as it was called in December 2007.

The Fund also benefited from its Ivory Coast defaulted Brady bonds and locally denominated domestic debt. The Ivory Coast's West African franc is pegged to the euro, which soared to record highs compared to the U.S. dollar. Ecuadorean Brady bonds denominated in U.S. dollars also contributed to performance due to the rise in oil prices combined with expectations of debt buybacks.

Despite the Fund's positive returns, the Fund had some poor performers this fiscal year. Among these investments were euro-denominated corporate bonds of two South African issuers that suffered from global credit deterioration, regional power shortages and political uncertainty. However, our analysis indicated that both investments remained attractively valued at period-end. The Fund's Vietnam bonds also proved to be disappointing as rampant inflation pushed the government yield curve higher during the review period.

During the reporting period, we added exposure to five countries: Czech Republic, Georgia, Hungary, Angola and Indonesia. Conversely, we eliminated our short-term exposure to the locally-denominated sovereign debt of Egypt, Mauritius and Malawi. We also eliminated our exposure to Poland due to the aforementioned Polish utility bond call.

We initiated new positions in two European-listed companies based in the Czech Republic in the media and mining sectors. Other new holdings included a private savings bank in Kazakhstan; a provincial bank, a quasi-sovereign and a private energy company in the Russian Federation; a privately-owned food producer in South Africa; and a municipal and private bank in Ukraine.

TOP 10 HOLDINGS
7/31/08

ISSUE                                                           % OF TOTAL
SECTOR, COUNTRY                                                 NET ASSETS
---------------                                                 ----------
Government of Iraq                                                 6.8%
   FOREIGN GOVERNMENT & AGENCY SECURITIES, IRAQ
Nota Do Tesouro Nacional, Index Linked                             4.0%
   FOREIGN GOVERNMENT & AGENCY SECURITIES, BRAZIL
Sphynx Ghana Telecom                                               2.5%
   TELECOMMUNICATIONS, GHANA
Central Bank of Nigeria                                            2.4%
   WARRANTS, NIGERIA
Alfa MTN Markets for ABH Financial, 144A                           2.4%
   COMMERCIAL BANKS, RUSSIA
Astana-Finance                                                     2.3%
   THRIFTS & MORTGAGE FINANCE, KAZAKHSTAN
HSBK Europe BV Reg S                                               2.3%
   CONSUMER FINANCE, KAZAKHSTAN
Government of Venezuela, Oil Value Recovery                        2.3%
   WARRANTS, VENEZUELA
Government of Ivory Coast                                          2.2%
   FOREIGN GOVERNMENT & AGENCY SECURITIES, IVORY COAST
Deutsche Bank AG                                                   2.2%
   FOREIGN GOVERNMENT & AGENCY SECURITIES, REPUBLIC OF ANGOLA


                               Annual Report | 5

We thank you for your confidence in Franklin Templeton Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.

(PHOTO OF WILLIAM LEDWARD)


/s/ William Ledward
---------------------------------------------
William Ledward
Portfolio Manager and Research Analyst of
Franklin Templeton Investment Management Ltd.
Fixed Income Group

(PHOTO OF CLAIRE HUSSON)


/s/ Claire Husson
---------------------------------------------
Claire Husson
Portfolio Manager and Research Analyst of
Franklin Templeton Investment Management Ltd.
Fixed Income Group

Portfolio Management Team
Franklin Templeton Emerging Market Debt Opportunities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

Performance Summary as of 7/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FEMDX                              CHANGE   7/31/08   7/31/07
-------------                              ------   -------   -------
Net Asset Value (NAV)                      +$0.07    $11.32    $11.25
DISTRIBUTIONS (8/1/07-7/31/08)
Dividend Income                  $0.6530
Short-Term Capital Gain          $0.0595
   TOTAL                         $0.7125

PERFORMANCE(1)

                                                1-YEAR   INCEPTION (5/24/06)
                                               -------   -------------------
Cumulative Total Return(2)                       +7.33%        +24.41%
Average Annual Total Return(3)                   +7.33%        +10.51%
Value of $50,000 Investment(4)                 $53,666        $62,206
Avg. Ann. Total Return (6/30/08)(5)              +6.48%        +10.53%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.34%
      With Waiver                       1.10%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED 1.10% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/08.


                               Annual Report | 7

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $50,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

                            7/31/08
                            -------
1-Year                       +7.33%
Since Inception (5/24/06)   +10.51%

                                5/24/06-7/31/08

                                  (LINE CHART)

                          USD
                 OPPSUS-FGT FRANKLIN           USD                   USD
                      TEMPLETON            JP MORGAN EMBI      JPMORGAN GBI-EM
                 EMERGING MARKET DEBT   GLOBAL DIVERSIFIED     BROAD DIVERSIFIED
                 OPPORTUNITIES FUND     (USD BASED) INDEX    USD UNHEDGED INDEX
                      24-MAY-06             24-MAY-06             24-MAY-06
INCEPTION DATE           NET                  GROSS                GROSS
CALENDAR MONTH          4493                  BM4292               BM2667
--------------   --------------------   ------------------   -------------------
    May-06            49,900.00              49,791.49            50,114.31
    Jun-06            49,750.01              49,608.95            49,120.64
    Jul-06            50,949.96              51,155.63            50,676.90
    Aug-06            51,800.05              52,470.53            51,248.45
    Sep-06            51,750.14              52,781.30            51,113.83
    Oct-06            53,000.24              53,813.90            53,212.37
    Nov-06            53,350.33              54,452.26            54,682.21
    Dec-06            53,985.86              54,791.85            55,759.54
    Jan-07            54,192.22              54,705.61            55,359.45
    Feb-07            55,172.10              55,612.03            55,918.61
    Mar-07            55,739.31              56,125.92            57,431.14
    Apr-07            57,234.54              56,554.11            59,143.37
    May-07            57,956.45              56,335.73            60,109.14
    Jun-07            57,956.62              55,264.63            59,942.85
    Jul-07            57,956.70              54,678.13            60,698.94
    Aug-07            57,389.58              55,265.05            59,769.32
    Sep-07            58,884.96              56,578.35            62,684.89
    Oct-07            60,070.92              57,967.24            65,022.04
    Nov-07            59,555.31              57,814.09            64,304.85
    Dec-07            60,007.83              58,164.37            64,723.18
    Jan-08            59,513.32              58,621.23            66,013.29
    Feb-08            60,007.78              58,556.38            67,058.95
    Mar-08            60,227.52              58,526.46            66,682.96
    Apr-08            61,436.44              59,079.94            67,501.38
    May-08            62,150.93              59,149.93            67,651.15
    Jun-08            61,711.39              57,990.38            66,435.41
    Jul-08            62,206.03              58,590.52            69,579.60

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY, AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $50,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: J.P. Morgan. The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Both indexes cover the same countries. The JPM GBI EM Broad Diversified Index tracks local currency government bonds issued by emerging markets. The index limits the weights of those index countries with larger debt stocks and redistributes those weights to the countries with smaller weights, with a maximum 10% country weight allowed.


                                8 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/08      VALUE 7/31/08   PERIOD* 2/1/08-7/31/08
                                           -----------------   --------------   ----------------------
Actual                                          $1,000            $1,045.20             $5.59
Hypothetical (5% return before expenses)        $1,000            $1,019.39             $5.52

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               10 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

                                                                                        YEAR ENDED JULY 31,
                                                                                   ----------------------------
                                                                                     2008       2007    2006(a)
                                                                                   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................   $  11.25   $ 10.19    $10.00
                                                                                   --------   -------    ------
Income from investment operations(b):
   Net investment income(c) ....................................................       0.80      0.76      0.08
   Net realized and unrealized gains (losses) ..................................      (0.02)     0.63      0.11
                                                                                   --------   -------    ------
Total from investment operations ...............................................       0.78      1.39      0.19
                                                                                   --------   -------    ------
Less distributions from:
   Net investment income .......................................................      (0.65)    (0.32)       --
   Net realized gains ..........................................................      (0.06)    (0.01)       --
                                                                                   --------   -------    ------
Total distributions ............................................................      (0.71)    (0.33)       --
                                                                                   --------   -------    ------
Net asset value, end of year ...................................................   $  11.32   $ 11.25    $10.19
                                                                                   ========   =======    ======
Total return(d) ................................................................       7.33%    13.75%     1.90%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and expense reduction ........       1.23%     1.35%     4.34%
Expenses net of waiver and payments by affiliates ..............................       1.10%     1.11%     1.10%
Expenses net of waiver and payments by affiliates and expense reduction ........       1.10%     1.10%     1.10%
Net investment income ..........................................................       7.11%     7.03%     4.07%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................   $102,294   $56,822    $9,377
Portfolio turnover rate ........................................................      47.56%    65.54%    38.29%

(a)  For the period May 24, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 11

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                          COUNTRY              WARRANTS           VALUE
----------------------------------------------------------                    -------------------  --------------------  -----------
      WARRANTS 4.7%
(a)   Central Bank of Nigeria, wts., 11/15/20 ..............................        Nigeria               11,250         $ 2,463,750
(a)   Government of Venezuela, Oil Value Recovery wts., 4/15/20 ............       Venezuela              66,400           2,348,900
                                                                                                                         -----------
      TOTAL WARRANTS (COST $4,875,450) .....................................                                               4,812,650
                                                                                                                         -----------
                                                                                                    PRINCIPAL AMOUNT(b)
                                                                                                   --------------------
      CORPORATE BONDS 22.3%
      COMMERCIAL BANKS 4.3%
      AK Bars Bank, senior note, 8.25% 6/28/10 .............................        Russia             1,000,000             996,000
(c)   Alfa MTN Markets for ABH Financial, 144A, 8.20%, 6/25/12 .............        Russia             2,500,000           2,418,750
(c)   Ukrainian MTN Finance, 144A, 9.25%, 8/04/11 ..........................        Ukraine            1,000,000           1,008,250
                                                                                                                         -----------
                                                                                                                           4,423,000
                                                                                                                         -----------
      CONSUMER FINANCE 2.3%
(d)   HSBK Europe BV, Reg S, 9.25%, 10/16/13 ...............................      Kazakhstan           2,400,000           2,349,120
                                                                                                                         -----------
      ELECTRICAL EQUIPMENT 0.8%
(c)   Ege Haina Finance Co., senior note, 144A, 9.50%, 4/26/17 .............  Dominican Republic         900,000             864,000
                                                                                                                         -----------
      FOOD PRODUCTS 1.2%
(d)   Foodcorp Ltd., Reg S, 8.875%, 6/15/12 ................................     South Africa          1,130,000    EUR    1,233,446
                                                                                                                         -----------
      MEDIA 0.7%
(d,e) Central European Media Enterprises Ltd., senior note, Reg S, FRN,
         6.504%, 5/15/14 ...................................................    Czech Republic           500,000    EUR      715,069
                                                                                                                         -----------
      METALS & MINING 1.8%
(d)   New World Resources BV, senior bond, Reg S, 7.375%, 5/15/15 ..........    Czech Republic         1,300,000    EUR    1,814,304
                                                                                                                         -----------
      OIL, GAS & CONSUMABLE FUELS 4.6%
(d)   Gaz Capital SA, senior bond, Reg S, 8.146%, 4/11/18 ..................        Russia             1,000,000           1,016,832
      Intergas Finance BV, 6.375%, 5/14/17 .................................      Kazakhstan           1,700,000           1,460,980
      Petro Co. of Trinidad and Tobago Ltd., senior note,
(c)      144A, 6.00%, 5/08/22 ..............................................  Trinidad and Tobago      1,200,000           1,138,560
(d)      Reg S, 6.00%, 5/08/22 .............................................  Trinidad and Tobago        400,000             381,320
(d)   TNK-BP Finance SA, senior note, Reg S, 7.875%, 3/13/18 ...............        Russia               810,000             754,313
                                                                                                                         -----------
                                                                                                                           4,752,005
                                                                                                                         -----------
      SPECIALTY RETAIL 1.3%
(d,e) Edcon Holdings, senior secured bond, Reg S, FRN, 10.458%, 6/15/15 ....     South Africa          1,600,000    EUR    1,297,379
                                                                                                                         -----------
      TELECOMMUNICATIONS 3.0%
(e,f) Ghana Telecommunications Co. Ltd., FRN, 18.50%, 12/20/10 .............         Ghana               565,000    GHS      464,719
      Sphynx Ghana Telecom, 8.50% 10/29/12 .................................         Ghana             2,500,000           2,550,000
                                                                                                                         -----------
                                                                                                                           3,014,719
                                                                                                                         -----------
      THRIFTS & MORTGAGE FINANCE 2.3%
      Astana-Finance, 7.875%, 6/08/10 ......................................      Kazakhstan           1,600,000    EUR    2,350,502
                                                                                                                         -----------
      TOTAL CORPORATE BONDS (COST $22,940,662) .............................                                              22,813,544
                                                                                                                         -----------


                               12 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                          COUNTRY         PRINCIPAL AMOUNT(b)     VALUE
----------------------------------------------------------                    -------------------  --------------------  -----------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 40.0%
(c,g) Barclays Bank PLC, 144A,
         10.00%, 10/19/11 ..................................................       Indonesia       2,000,000,000    IDR  $   220,323
(e)      cvt., FRN, 10.00%, 10/17/11 .......................................       Indonesia       7,000,000,000    IDR      740,022
(d)   Bolivarian Republic Of Venezuela, Reg S, 9.25%, 5/07/28 ..............       Venezuela           1,000,000             850,000
(c)   City of KYIV, 144A, 8.25%, 11/26/12 ..................................        Ukraine            1,100,000           1,062,380
(e,g) Deutsche Bank AG, senior note, FRN, 10.127%, 6/19/16 .................  Republic of Angola       1,400,000    EUR    2,215,827
      Development & Investment Projects Jordan Armed Forces,
         senior note, 6.14%, 12/16/19 ......................................        Jordan             1,700,000           1,598,000
(h)   Government of Argentina, 11.75%, 5/20/11 .............................       Argentina           3,000,000    DEM      605,736
      Government of Ecuador,
(e)      FRN, 3.875%, 2/27/15 ..............................................        Ecuador              574,413             430,075
(d)      Reg S, 9.375%, 12/15/15 ...........................................        Ecuador            1,300,000           1,286,838
      Government of Georgia, 7.50%, 4/15/13 ................................        Georgia            1,200,000           1,156,100
      Government of Ghana,
         13.67%, 6/15/12 ...................................................         Ghana               850,000    GHS      641,180
(d)      Reg S, 8.50%, 10/04/17 ............................................         Ghana             1,500,000           1,510,980
(d)   Government of Grenada, Reg S, 1.00% to 9/15/08, 2.50% to
         9/15/11, 4.50% to 9/15/13, 6.00% to 9/15/15, 8.00% to
         9/15/17, 8.50% to 9/15/18, 9.00% thereafter, 9/15/25 ..............        Grenada            1,100,000             594,000
(i)   Government of Hungary, 6.75%, 4/12/10 ................................        Hungary          330,000,000    HUF    2,131,819
(e,f) Government of Iraq,
         FRN, 1.563%, 1/01/28 ..............................................         Iraq          1,440,828,677    JPY    4,399,358
         Tranche A3, Sumitomo Corp. Loan, FRN, 1.536%, 1/01/28 .............         Iraq            823,330,672    JPY    2,513,919
(e,h) Government of Ivory Coast, FRN, 2.90%, 3/30/18 .......................      Ivory Coast         25,650,000    FRF    2,286,583
(e)   Government of Moldova, FRN, 7.705%, 10/29/09 .........................        Moldova              548,400             539,064
(d)   Government of Serbia, Reg S, 3.75% to 11/01/09,
         6.75% thereafter, 11/01/24 ........................................        Serbia             1,500,000           1,402,965
      Government of Turkey,
(e)      FRN, 17.82%, 2/26/14 ..............................................        Turkey             1,265,000    TRY    1,095,523
(j)      Index Linked, 10.00%, 2/15/12 .....................................        Turkey             1,049,444    TRY      886,064
(e,g) HSBC Bank PLC, cvt., FRN,
         8.345%, 11/15/11 ..................................................        Vietnam              287,356             208,256
         7.669%, 2/07/12 ...................................................        Vietnam              329,326             228,616
         7.855%, 10/23/12 ..................................................        Vietnam              485,226             326,955
      ING Bank NV, 11.89%, 12/30/09 ........................................        Ukraine            7,000,000    UAH    1,471,912
(h)   NK Debt Corp., zero cpn., 3/12/10 ....................................      North Korea          3,000,000    DEM      597,962
(i,j) Nota Do Tesouro Nacional, Index Linked, 6.00%, 5/15/15 ...............        Brazil                 4,000(k) BRL    4,072,828
      Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1,
(c)      144A, zero cpn., 5/31/18 ..........................................         Peru                797,364             528,254
(d)      Reg S, zero cpn., 5/31/18 .........................................         Peru                246,100             163,041
      Province Del Neuquen, senior secured note,
         8.656%, 10/18/14 ..................................................       Argentina              92,600              91,674
(c)      144A, 8.656%, 10/18/14 ............................................       Argentina             555,600             548,655
(d)      Reg S, 8.656%, 10/18/14 ...........................................       Argentina             463,000             458,370
(d)   Republic of El Salvador, Reg S, 7.65%, 6/15/35 .......................      El Salvador          1,450,000           1,425,350
      Republic of Fiji, 6.875%, 9/13/11 ....................................         Fiji                600,000             565,847


                               Annual Report | 13

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                          COUNTRY         PRINCIPAL AMOUNT(b)     VALUE
----------------------------------------------------------                    -------------------  --------------------  -----------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
      Sphynx Capital Markets,
         10.25%, 1/30/10 ...................................................      Ivory Coast            305,017 EUR     $   438,768
(e)   cvt., FRN, 13.00%, 8/11/10 ...........................................         Ghana               600,000 GHS         501,948
(e,g) Standard Chartered Bank, cvt., FRN, 14.336%, 3/02/12 .................        Zambia             1,000,000           1,066,941
                                                                                                                         -----------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
         (COST $38,671,304) ................................................                                              40,862,133
                                                                                                                         -----------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
         (COST $66,487,416) ................................................                                              68,488,327
                                                                                                                         -----------
SHORT TERM INVESTMENTS 31.8%
FOREIGN GOVERNMENT AND AGENCY SECURITIES 7.9%
(l)   Mexico Treasury Bills, 8/28/08 - 12/18/08 ............................        Mexico             1,750,000(m) MXN    1,712,115
(l)   South Africa Treasury Bill,
         8/27/08 ...........................................................     South Africa         12,000,000    ZAR    1,623,858
         11/19/08 ..........................................................     South Africa          7,000,000    ZAR      922,137
         12/17/08 ..........................................................     South Africa         20,000,000    ZAR    2,606,283
(g)   Standard Bank PLC, zero cpn ., 9/11/08 ...............................      Ivory Coast        200,000,000    XOF      473,513
(l)   Zambia Treasury Bills, 11/10/08 - 2/16/09 ............................        Zambia         3,000,000,000    ZMK      806,909
                                                                                                                         -----------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
         (COST $7,569,004) .................................................                                               8,144,815
                                                                                                                         -----------
      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
         (COST $74,056,420) ................................................                                              76,633,142
                                                                                                                         -----------
      REPURCHASE AGREEMENT (COST $24,413,686) 23.9%
(n)   Joint Repurchase Agreement, 2.090%, 8/01/08
         (Maturity Value $24,415,103) ......................................     United States        24,413,686          24,413,686
         ABN AMRO Bank NV, New York Branch
            (Maturity Value $2,061,123)
         Banc of America Securities LLC (Maturity Value $2,061,123)
         Barclays Capital Inc. (Maturity Value $2,061,123)
         BNP Paribas Securities Corp. (Maturity Value $2,061,123)
         Credit Suisse Securities (USA) LLC (Maturity Value $2,061,123)
         Deutsche Bank Securities Inc. (Maturity Value $2,061,123)
         Dresdner Kleinwort Securities LLC (Maturity Value $2,061,123)
         Goldman, Sachs & Co. (Maturity Value $2,061,123)
         Lehman Brothers Inc. (Maturity Value $1,742,750)
         Merrill Lynch Government Securities Inc.
            (Maturity Value $2,061,123)
         Morgan Stanley & Co. Inc. (Maturity Value $2,061,123)
         UBS Securities LLC (Maturity Value $2,061,123)
            Collateralized by U.S. Government Agency Securities,
               2.375% - 6.25%, 8/04/08 - 5/06/13; (l) U.S. Government Agency
               Discount Notes, 12/08/08 - 5/29/09; (l) U.S. Treasury Bill,
                  12/11/08 and U.S. Treasury Notes, 3.375% - 4.625%,
                  5/15/09 - 6/30/13


                               14 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND              VALUE
----------------------------------------------------------          ------------
      TOTAL INVESTMENTS (COST $98,470,106) 98.8% ...............    $101,046,828
      NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.5% ...         489,067
      OTHER ASSETS, LESS LIABILITIES 0.7% ......................         757,963
                                                                    ------------
      NET ASSETS 100.0% ........................................    $102,293,858
                                                                    ============

CURRENCY ABBREVIATIONS
BRL - Brazilian Real
DEM - Deutsche Mark
EUR - Euro
FRF - French Franc
GHS - New Ghana Cedi
HUF - Hungarian Forint
IDR - Indonesian Rupiah
JPY - Japanese Yen
MXN - Mexican Peso
TRY - Turkish Lira
UAH - Ukraine Hryvna
XOF - West African Franc
ZAR - South African Rand
ZMK - Zambia Kwacha

SELECTED PORTFOLIO ABBREVIATIONS
FRN - Floating Rate Note
MTN - Medium Term Note

(a) Security is held in Alternative Strategies (FT) Ltd., a wholly owned subsidiary of the Fund. See Note 1(g).

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2008, the aggregate value of these securities was $8,529,194, representing 8.34% of net assets.

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2008, the aggregate value of these securities was $17,253,327, representing 16.87% of net assets.

(e)  The coupon rate shown represents the rate at period end.

(f) Security has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2008, the aggregate value of these securities was $7,377,996, representing 7.21% of net assets.

(g)  See Note 1(f) regarding credit linked notes.

(h)  See Note 10 regarding defaulted securities.

(i) A portion or all of the securities purchased on a delayed delivery basis. See Note 1(d).

(j)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(k)  Principal amount is stated in 1,000 Brazilian Real Units.

(l)  The security is traded on a discount basis with no stated coupon rate.

(m)  Principal amount is stated in 10 Mexican Peso Units.

(n)  See Note 1(c) regarding repurchase agreements.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2008

                                                                   FRANKLIN
                                                                   TEMPLETON
                                                                EMERGING MARKET
                                                                     DEBT
                                                                 OPPORTUNITIES
                                                                     FUND
                                                                ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................    $  74,056,420
      Cost - Repurchase agreements ..........................       24,413,686
                                                                 -------------
      Total cost of investments .............................    $  98,470,106
                                                                 =============
      Value - Un affiliated issuers .........................    $  76,633,142
      Value - Repurchase agreements .........................       24,413,686
                                                                 -------------
      Total value of investments ............................      101,046,828
   Cash .....................................................           13,684
   Foreign currency, at value (cost $485,641) ...............          475,099
   Receivables:
      Investment securities sold ............................        1,161,598
      Capital shares sold ...................................        1,724,827
      Interest ..............................................        1,123,205
   Unrealized gain on forward exchange contracts (Note 8) ...          497,851
                                                                 -------------
         Total assets .......................................      106,043,092
                                                                 -------------
Liabilities:
   Payables:
      Investment securities purchased .......................        3,662,756
      Affiliates ............................................           31,099
   Unrealized loss on forward exchange contracts (Note 8) ...            8,784
   Accrued expenses and other liabilities ...................           46,595
                                                                 -------------
      Total liabilities .....................................        3,749,234
                                                                 -------------
          Net assets, at value ..............................    $ 102,293,858
                                                                 =============
Net assets consist of:
   Paid-in capital ..........................................    $  97,681,663
   Undistributed net investment income ......................        2,711,936
   Net unrealized appreciation (depreciation) ...............        3,035,567
   Accumulated net realized gain (loss) .....................       (1,135,308)
                                                                 -------------
          Net assets, at value ..............................    $ 102,293,858
                                                                 =============
   Shares outstanding .......................................        9,034,313
                                                                 =============
   Net asset value and maximum offering price per share(a) ..    $       11.32
                                                                 =============

(a) Redemption price is equal to net asset value less any applicable redemption fee retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2008

                                                                    FRANKLIN
                                                                    TEMPLETON
                                                                 EMERGING MARKET
                                                                      DEBT
                                                                  OPPORTUNITIES
                                                                      FUND
                                                                ----------------
Investment income:
   Dividends:
      Unaffiliated issuers ..................................    $     450,000
      Sweep Money Fund (Note 7) .............................           25,030
   Interest .................................................        5,337,033
                                                                 -------------
         Total investment income ............................        5,812,063
                                                                 -------------
Expenses:
   Management fees (Note 3a) ................................          562,126
   Administrative fees (Note 3b) ............................          141,245
   Transfer agent fees (Note 3c) ............................            1,342
   Custodian fees (Note 4) ..................................           34,472
   Reports to shareholders ..................................           20,637
   Registration and filing fees .............................           29,549
   Professional fees ........................................           71,040
   Trustees' fees and expenses ..............................            5,156
   Other ....................................................            5,002
                                                                 -------------
      Total expenses ........................................          870,569
      Expense reductions (Note 4) ...........................           (1,314)
      Expenses waived/paid by affiliates (Note 3d) ..........          (92,481)
                                                                 -------------
         Net expenses .......................................          776,774
                                                                 -------------
            Net investment income ...........................        5,035,289
                                                                 -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................         (126,601)
      Foreign currency transactions .........................       (1,299,791)
                                                                 -------------
            Net realized gain (loss) ........................       (1,426,392)
                                                                 -------------
Net change in unrealized appreciation (depreciation) on:
   Investments ..............................................          832,260
   Translation of assets and liabilities denominated in
      foreign currencies ....................................          582,869
                                                                 -------------
            Net change in unrealized appreciation
               (depreciation) ...............................        1,415,129
                                                                 -------------
Net realized and unrealized gain (loss) .....................          (11,263)
                                                                 -------------
Net increase (decrease) in net assets resulting from
   operations ...............................................    $   5,024,026
                                                                 =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   FRANKLIN TEMPLETON
                                                                                                     EMERGING MARKET
                                                                                                 DEBT OPPORTUNITIES FUND
                                                                                                    YEAR ENDED JULY 31,
                                                                                             ------------------------------
                                                                                                   2008           2007
                                                                                             --------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............................................................   $   5,035,289    $  2,949,163
      Net realized gain (loss) from investments and foreign currency transactions ........      (1,426,392)        509,398
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies .........       1,415,129       1,554,805
                                                                                             -------------    ------------
         Net increase (decrease) in net assets resulting from operations .................       5,024,026       5,013,366
                                                                                             -------------    ------------
   Distributions to shareholders from:
      Net investment income ..............................................................      (3,950,011)     (1,247,540)
      Net realized gains .................................................................        (359,917)        (26,883)
                                                                                             -------------    ------------
   Total distributions to shareholders ...................................................      (4,309,928)     (1,274,423)
                                                                                             -------------    ------------
   Capital share transactions (Note 2) ...................................................      44,757,841      43,705,881
                                                                                             -------------    ------------
         Net increase (decrease) in net assets ...........................................      45,471,939      47,444,824
Net assets:
   Beginning of year .....................................................................      56,821,919       9,377,095
                                                                                             -------------    ------------
   End of year ...........................................................................   $ 102,293,858    $ 56,821,919
                                                                                             =============    ============
Undistributed net investment income included in net assets:
   End of year ...........................................................................   $   2,711,936    $  1,909,707
                                                                                             =============    ============

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. The Franklin Templeton Emerging Market Debt Opportunities Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the


                               Annual Report | 19

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the


                               20 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT (CONTINUED)

Fund at year end had been entered into on July 31, 2008. The joint repurchase agreement is valued at cost.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

F. CREDIT LINKED NOTES

The Fund may purchase credit linked notes. Credit linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference assets relative to the credit linked note, the potential inability of the Fund to dispose of the credit linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.


                               Annual Report | 21

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the two open tax years and as of July 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

The Fund may invest in certain securities, warrants or commodities through its investment in Alternative Strategies (FT) Ltd., a Cayman Islands exempted limited liability company and a wholly owned subsidiary (Subsidiary) of the Fund. The Subsidiary has the ability to invest in commodities and securities, consistent with the investment objective of the Fund. At July 31, 2008, all Subsidiary investments as well as any payables and receivables are reflected in the Fund's Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the period ended July 31, 2008 have been included in the Fund's Statement of Operations.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                               22 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the year. Effective September 1, 2008, the redemption fee will be eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                   YEAR ENDED JULY 31,
                                    -------------------------------------------------
                                              2008                      2007
                                    -----------------------   -----------------------
                                     SHARES        AMOUNT       SHARES       AMOUNT
                                    ---------   -----------   ---------   -----------
Shares sold .....................   3,672,785   $41,408,376   4,039,595   $42,746,596
Shares issued in reinvestment
   of distributions .............     345,785     3,748,276      91,622       959,285
Shares redeemed .................     (35,824)     (398,811)         --            --
                                    ---------   -----------   ---------   -----------
Net increase (decrease) .........   3,982,746   $44,757,841   4,131,217   $43,705,881
                                    =========   ===========   =========   ===========


                               Annual Report | 23

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                              AFFILIATION
----------                                         ----------------------
Franklin Templeton Investment Management Limited
   (Investment Management)                         Investment manager
Franklin Templeton Services, LLC
   (FT Services)                                   Administrative manager
Franklin Templeton Investor Services, LLC
   (Investor Services)                             Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Investment Management based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   --------------------------------------------------
      0.800%          Upto and including $500 million
      0.700%          Over $500 million, up to and including $1 billion
      0.650%          In excess of $1 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the year ended July 31, 2008, the Fund paid transfer agent fees of $1,342, of which $766 was retained by Investor Services.

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services has agreed in advance to waive all or a portion of its fees through November 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

E. OTHER AFFILIATED TRANSACTIONS

At July 31, 2008, Franklin Advisers, Inc. (Advisers), an affiliate of Investment Management, owned 5.53% of the Fund's outstanding shares.


                               24 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Fund deferred realized currency losses of $403,984.

The tax character of distributions paid during the years ended July 31, 2008 and 2007, was as follows:

                                                 2008         2007
                                              ----------   ----------
Distributions paid from ordinary income ...   $4,309,928   $1,274,423

At July 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .............................................   $98,637,766
                                                                    -----------
Unrealized appreciation .........................................   $ 4,645,966
Unrealized depreciation .........................................    (2,236,904)
                                                                    -----------
Net unrealized appreciation (depreciation) ......................   $ 2,409,062
                                                                    ===========
Undistributed ordinary income ...................................   $ 2,280,333
Undistributed long term capital gains ...........................       363,345
                                                                    -----------
Distributable earnings ..........................................   $ 2,643,678
                                                                    ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, payments-in-kind, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and inflation related adjustments on foreign securities.


                               Annual Report | 25

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2008, aggregated $50,905,008 and $27,473,157, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At July 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                                CONTRACT       SETTLEMENT   UNREALIZED   UNREALIZED
                                                                AMOUNT(a)         DATE         GAIN         LOSS
                                                           -----------------   ----------   ----------   ----------
CONTRACTS TO BUY
  7,000,000   U.S. Dollar ..............................     738,535,000 JPY    10/06/08     $128,189     $    --
 15,900,000   U.S. Dollar ..............................      10,061,444 EUR    10/06/08      268,225          --
CONTRACTS TO SELL
  1,400,000   U.S. Dollar ..............................   2,716,350,000 COP     9/10/08      101,437          --
    600,000   U.S. Dollar ..............................   1,089,000,000 COP    12/10/08           --      (8,784)
                                                                                             --------     -------
Unrealized gain (loss) on forward exchange
   contracts ...........................................                                      497,851      (8,784)
                                                                                             ========     =======
    Net unrealized gain (loss) on forward exchange
       contracts .......................................                                     $489,067
                                                                                             ========

(a)  In U.S. dollars unless otherwise indicated.

CURRENCY ABBREVIATIONS
COP - Colombian Peso
EUR - Euro
JPY - Japanese Yen

9. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At July 31, 2008, there were five unaffiliated shareholders holding 29%, 20%, 10%, 8% and 5% of the Fund's outstanding shares.


                               26 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

10. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 76.57% of its portfolio invested in high yield, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2008, the aggregate value of these securities was $3,490,281, representing 3.41% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

11. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 27

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Emerging Market Debt Opportunities Fund (one of the funds constituting Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2008


                               28 | Annual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $363,345 as a long term capital gain dividend for the fiscal year ended July 31, 2008.

At July 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2008.


                               Annual Report | 29

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
HARRIS J. ASHTON (1932)         Trustee         Since 2000     143                      Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)        Trustee         Since 2000     122                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS)
(1971 - January 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee         Since 2007     122                      Chevron Corporation (global energy
One Franklin Parkway                                                                    company) and ICO Global
San Mateo, CA 94403-1906                                                                Communications (Holdings) Limited
                                                                                        (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC
(wireless company); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee         Since 2000     143                      Hess Corporation (exploration and
One Franklin Parkway                                                                    refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                Company (processed foods and allied
                                                                                        products), RTI International Metals,
                                                                                        Inc. (manufacture and distribution
                                                                                        of titanium), Canadian National
                                                                                        Railway (railroad) and White
                                                                                        Mountains Insurance Group, Ltd.
                                                                                        (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).


                               30 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee         Since 2000     122                      Center for Creative Land Recycling
One Franklin Parkway                                                                    (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee         Since 2005     143                      Hess Corporation (exploration and
One Franklin Parkway                                                                    refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)        Trustee         Since 2007     143                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead            Trustee since  122                      None
One Franklin Parkway            Independent     2006 and Lead
San Mateo, CA 94403-1906        Trustee         Independent
                                                Trustee since
                                                January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief
Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance Strategy,
Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice
President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and     Since 2000     143                      None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 31

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee         Since 2007     94                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief           Chief          Not Applicable           Not Applicable
One Franklin Parkway            Compliance      Compliance
San Mateo, CA 94403-1906        Officer and     Officer since
                                Vice President  2004 and Vice
                                - AML           President -
                                Compliance      AML
                                                Compliance
                                                since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)       Treasurer,      Treasurer      Not Applicable           Not Applicable
One Franklin Parkway            Chief           since 2004,
San Mateo, CA 94403-1906        Financial       Chief
                                Officer and     Financial
                                Chief           Officer and
                                Accounting      Chief
                                Officer         Accounting
                                                Officer since
                                                February 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)         Vice President  Since
500 East Broward Blvd.                          February       Not Applicable           Not Applicable
Suite 2100                                      2008
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.


                               32 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
DAVID P. GOSS (1947)            Vice President  Since 2000     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)       Vice President  Since 2000     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of four of the investment companies in Franklin Templeton
Investments.

RUPERT H. JOHNSON, JR. (1940)   President and   President      Not Applicable           Not Applicable
One Franklin Parkway            Chief           since 2000
San Mateo, CA 94403-1906        Executive       and Chief
                                Officer -       Executive
                                Investment      Officer -
                                Management      Investment
                                                Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

CHRISTOPHER J. MOLUMPHY (1962)  Vice President  Since 2000     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President  Since 2006     Not Applicable           Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of
30 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 33

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------  -------------  -----------------------  ---------------------------------------
CRAIG S. TYLE (1960)            Vice President  Since 2005     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)          Senior Vice     Since          Not Applicable           Not Applicable
500 East Broward Blvd.          President and   February 2008
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                               34 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Templeton Emerging Market Debt Opportunities Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment


                               Annual Report | 35

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2007, and for additional periods ended that date depending on when the Fund commenced operations. Investment performance was shown on a total return basis for the Fund. The following summarizes the performance results for the Fund and the Board's view of such performance.


                               36 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The performance universe for the Fund consisted of the Fund and all retail and institutional emerging markets debt funds as selected by Lipper. The Lipper report showed the Fund's total return during the first full year of operation to be in the highest quintile of such universe, and the Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The contractual management fee rate for the Fund was 20 basis points above the median of its Lipper expense group and its actual total expenses were less than 9 basis points above the median for such expense group. The Board found the expenses of such Fund to be acceptable, noting that they were subsidized through management fee waivers or expense reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and


                               Annual Report | 37

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of the Fund with less than $100 million in net assets at December 31, 2007, and which had a fee waiver or expense reimbursement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               38 | Annual Report

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

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

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)    600 Fifth Avenue
                                              New York, NY 10020

ANNUAL REPORT

FRANKLIN TEMPLETON EMERGING MARKET
DEBT OPPORTUNITIES FUND

INVESTMENT MANAGER

Franklin Templeton Investment Management Limited

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

699 A2008 09/08

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
FIDUCIARY SMALL CAPITALIZATION EQUITY FUND



                                (FGT FUNDS LOGO)

                                 ANNUAL REPORT

                                   ----------

                                 JULY 31, 2008

                                   Fiduciary
                                     Trust
                                 International

Contents

ANNUAL REPORT
President's Message ......................................................    1
Economic and Market Overview .............................................    2
Fiduciary Large Capitalization Growth and Income Fund ....................    4
Fiduciary Small Capitalization Equity Fund ...............................   11
Financial Highlights and Statements of Investments .......................   18
Financial Statements .....................................................   28
Notes to Financial Statements ............................................   31
Report of Independent Registered Public Accounting Firm ..................   38
Tax Designation ..........................................................   39
Board Members and Officers ...............................................   40
Shareholder Information ..................................................   45

Annual Report

President's Message

Dear Shareholder:

I am pleased to present the enclosed Franklin Global Trust Funds' annual report covering the fiscal year ended July 31, 2008. In each Fund report, the Fund's portfolio managers discuss market conditions and Fund performance. A complete list of each Fund's holdings, as well as the financial statements, is included in the annual report.


/s/ Rupert H. Johnson

Rupert H. Johnson, Jr.
President and Chief Executive Officer -
Investment Management
Franklin Global Trust

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                                Annual Report | 1

Economic and Market Overview

For the year ended July 31, 2008, the U.S. economy contended with record-high oil prices, the worst housing market contraction in decades, lingering effects of the ongoing credit crisis and dollar devaluation. Rising joblessness, the waning pace of consumer spending and multi-year lows for consumer and business confidence also weighed on the economy. Economic growth, as measured by gross domestic product (GDP), began the reporting period at a 4.8% annualized rate in the third quarter of 2007. In the fourth quarter, GDP declined sharply to -0.2% annualized before rebounding at annualized rates of 0.9% and an upwardly revised 3.3% in the first and second quarters of 2008. A weaker U.S. dollar compared with most foreign currencies over the past 12 months contributed to increased export demand, which helped the manufacturing sector. Also supporting the economy were a buildup in inventories, expanding government spending and a boost to household finances from a $168 billion government stimulus package. Although tax rebate checks lifted spending temporarily, retail sales remained weak and new vehicle sales hit a 15-year low.

The U.S. labor market contracted, and the unemployment rate rose from 4.7% at the beginning of the period to 5.7% in July 2008, the highest level since 2004.(1) Volatile oil prices soared to an all-time trading high of $146 per barrel in early July 2008 but eased to $124 by period-end. Many other commodity prices -- including coal, natural gas, precious metals, raw materials and agricultural commodities -- also neared or surpassed all-time highs due to increased worldwide demand and institutional investors seeking alternatives to stocks and corporate bonds. For the 12 months ended July 31, 2008, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.5%, which was higher than its 10-year average rate.(1)

Seeking to stimulate the sagging economy without stoking inflation, the Federal Reserve Board (Fed) made seven cuts to its key federal funds target rate during the period, lowering it 325 basis points, from 5.25% to a four-year low of 2.00%. This marked the end, at least temporarily, of an eight-month period during which the Fed made its most aggressive series of rate cuts in two decades. In this uncertain environment, U.S. Treasury prices fluctuated, and the 10-year Treasury note yield fell from 4.78% at the beginning of the period to 3.99% on July 31, 2008.

(1.) Source: Bureau of Labor Statistics.


                                2 | Annual Report

U.S. stock markets endured heightened volatility and lost ground during this challenging period. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -11.71%, the broader Standard & Poor's 500 Index (S&P 500) a -11.09% total return, and the technology-heavy NASDAQ Composite Index a -8.00% return.(2) The energy, consumer staples and materials sectors performed relatively well. Small-capitalization stocks generally performed better than large caps, and growth stocks fared better than their value counterparts.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF JULY 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                               Annual Report | 3

Fiduciary Large Capitalization
Growth and Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Large Capitalization Growth and Income Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in large capitalization companies with market capitalizations of more than $5 billion, or that are within the top 50% of the Russell 1000(R) Index, at the time of purchase.(1) The Fund attempts to keep taxable capital gains distributions relatively low.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

This annual report for Fiduciary Large Capitalization Growth and Income Fund covers the fiscal year ended July 31, 2008.

PERFORMANCE OVERVIEW

Fiduciary Large Capitalization Growth and Income Fund had a -6.66% cumulative total return for the 12 months ended July 31, 2008. The Fund performed better than its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -11.09% return during the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

INVESTMENT STRATEGY

We are research-driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We employ a thematic approach to identify sectors that may benefit from longer dynamic growth. Within these sectors, we consider the

(1.) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

(2.) Source:(C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                               4 | Annual Report
basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate- or long-term outlook.

MANAGER'S DISCUSSION

During the 12 months under review, stock selection in the industrials, financials and energy sectors drove Fund performance relative to the S&P 500.(3) Industrials holdings that had a significant positive effect on Fund returns included aerospace and defense companies Teledyne Technologies(4) and L-3 Communications Holdings,(5) and hand tools manufacturer Danaher. Our underweighted allocation to the poor-performing financials sector helped the Fund's relative performance. In addition, positive returns for our holdings in financial services conglomerates Citigroup(5) and JPMorgan Chase and insurance provider AFLAC boosted our relative results. In the energy sector, major contributors included oil and gas services companies Transocean, National Oilwell Varco and Schlumberger. Our overweighted exposure to this sector aided Fund performance; however, we sold some shares of these companies during the reporting period as oil prices and oil-related stock prices rose. In addition, the Fund's cash position contributed to relative performance.

In contrast, stock selection in the consumer staples and consumer discretionary sectors hurt relative Fund performance.(6) Notable detractors included tobacco company Altria Group(5) in the consumer staples sector, and media conglomerate News Corp.(4,5) and office supplies chain Office Depot(5) in the consumer discretionary sector. Our underweighted allocation to the materials sector and lack of exposure to the utilities sector also weighed on relative Fund performance.(7)

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative

PORTFOLIO BREAKDOWN
Fiduciary Large Capitalization Growth and Income Fund 7/31/08

                                         % OF TOTAL
SECTOR/INDUSTRY                          NET ASSETS
---------------                          ----------
Pharmaceuticals                             11.5%
Communications Equipment                    10.1%
Energy Equipment & Services                  8.7%
Insurance                                    6.1%
Machinery                                    6.1%
Oil, Gas & Consumable Fuels                  5.4%
Aerospace & Defense                          5.3%
Electrical Equipment                         4.4%
Electronic Equipment & Instruments           4.3%
Diversified Telecommunication Services       3.7%
Food Products                                3.5%
Food & Staples Retailing                     2.9%
Beverages                                    2.7%
Diversified Financial Services               2.4%
Wireless Telecommunication Services          2.3%
Other                                       17.0%
Short-Term Investments & Other Net Assets    3.6%

(3.) The industrials sector comprises aerospace and defense, electrical equipment, and machinery in the SOI. The financials sector comprises capital markets, diversified financial services and insurance in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

(4.) This holding is not an index component.

(5.) Sold by period-end.

(6.) The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI. The consumer discretionary sector comprises automobiles, media and multiline retail in the SOI.

(7.) The materials sector comprises paper and forest products in the SOI.


                               Annual Report | 5
effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2008, the U.S. dollar declined in value relative to most currencies. As a result, the Fund's performance was positively affected by the portfolio's significant investments in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Fiduciary Large Capitalization Growth and Income Fund. We look forward to serving your future investment needs.


/s/ S. Mackintosh Pulsifer

S. Mackintosh Pulsifer
Vice President of Franklin Templeton
Institutional, LLC (FT Institutional)


/s/ Kenneth J. Siegel

Kenneth J. Siegel
Vice President of FT Institutional

Portfolio Management Team
Fiduciary Large Capitalization Growth
and Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

Performance Summary as of 7/31/08

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE(1)

                                                   INCEPTION
                                 1-YEAR   5-YEAR   (12/11/98)
                                 ------   ------   ----------
Average Annual Total Return(2)   -6.66%   +7.98%     +2.80%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Large Capitalization Growth and Income Fund from inception on 12/11/98 through 7/31/08, compared with the S&P 500.(3) Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested dividends. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

                                  (LINE CHART)

                           USD
                    FIDUCIARY LARGE
                 CAPITALIZATION GROWTH        USD
                     AND INCOME FUND     S&P 500 INDEX
                        11-DEC-98          11-DEC-98
INCEPTION DATE             NET               GROSS
CALENDAR MONTH            5567               BM0129
--------------   ---------------------   -------------
    Dec-98             10,691.01           10,545.70
    Jan-99             10,751.01           10,989.25
    Feb-99             10,220.96           10,641.80
    Mar-99             10,590.97           11,067.11
    Apr-99             11,041.44           11,498.32
    May-99             10,711.09           11,221.70
    Jun-99             11,400.03           11,844.86
    Jul-99             11,149.58           11,476.11
    Aug-99             11,149.58           11,418.70
    Sep-99             10,848.65           11,104.12
    Oct-99             11,349.97           11,814.41
    Nov-99             11,420.16           12,052.23
    Dec-99             11,591.63           12,763.01
    Jan-00             11,150.70           12,120.36
    Feb-00             10,895.43           11,887.44
    Mar-00             11,770.41           13,050.30
    Apr-00             11,758.80           12,658.78
    May-00             11,747.19           12,393.95
    Jun-00             12,130.15           12,702.73
    Jul-00             11,735.10           12,506.31
    Aug-00             12,664.62           13,278.50
    Sep-00             11,833.74           12,579.29
    Oct-00             11,984.86           12,529.71
    Nov-00             11,194.39           11,537.48
    Dec-00             11,394.42           11,595.28
    Jan-01             11,408.45           12,007.61
    Feb-01             10,454.24           10,909.30
    Mar-01              9,780.76           10,220.76
    Apr-01             10,385.03           11,017.45
    May-01             10,581.77           11,082.46
    Jun-01             10,174.14           10,816.23
    Jul-01             10,117.86           10,710.75
    Aug-01              9,850.49           10,036.55
    Sep-01              9,288.53            9,224.31
    Oct-01              9,598.62            9,403.35
    Nov-01             10,162.41           10,126.12
    Dec-01             10,153.39           10,214.50
    Jan-02              9,915.54           10,067.47
    Feb-02              9,870.94            9,867.57
    Mar-02             10,197.99           10,241.18
    Apr-02              9,528.38            9,624.08
    May-02              9,424.16            9,548.84
    Jun-02              8,500.31            8,864.65
    Jul-02              7,948.53            8,176.17
    Aug-02              8,023.10            8,227.84
    Sep-02              7,321.12            7,338.22
    Oct-02              7,993.47            7,986.72
    Nov-02              8,441.70            8,450.58
    Dec-02              7,988.11            7,952.16
    Jan-03              7,793.28            7,745.31
    Feb-03              7,658.39            7,629.18
    Mar-03              7,673.12            7,705.77
    Apr-03              8,138.61            8,343.40
    May-03              8,589.09            8,781.23
    Jun-03              8,663.72            8,893.31
    Jul-03              8,889.33            9,043.21
    Aug-03              9,099.91            9,216.84
    Sep-03              8,903.98            9,121.51
    Oct-03              9,446.35            9,636.64
    Nov-03              9,627.14            9,716.73
    Dec-03             10,101.67           10,227.73
    Jan-04             10,359.91           10,417.02
    Feb-04             10,527.00           10,568.02
    Mar-04             10,413.28           10,412.11
    Apr-04             10,246.06           10,252.48
    May-04             10,398.08           10,391.44
    Jun-04             10,565.30           10,594.06
    Jul-04             10,291.67           10,235.78
    Aug-04             10,094.05           10,274.14
    Sep-04             10,299.24           10,386.40
    Oct-04             10,482.07           10,546.55
    Nov-04             10,969.60           10,968.17
    Dec-04             11,242.99           11,344.09
    Jan-05             10,921.30           11,071.74
    Feb-05             11,114.32           11,294.87
    Mar-05             11,011.91           11,102.86
    Apr-05             10,673.83           10,896.15
    May-05             10,947.51           11,239.42
    Jun-05             11,048.62           11,255.29
    Jul-05             11,566.27           11,676.22
    Aug-05             11,469.21           11,563.58
    Sep-05             11,590.67           11,660.79
    Oct-05             11,169.19           11,471.42
    Nov-05             11,671.72           11,892.13
    Dec-05             11,741.08           11,897.59
    Jan-06             12,168.03           12,219.91
    Feb-06             12,150.24           12,241.37
    Mar-06             12,312.69           12,407.20
    Apr-06             12,561.79           12,576.01
    May-06             12,134.76           12,207.31
    Jun-06             11,930.25           12,225.74
    Jul-06             11,823.25           12,306.20
    Aug-06             12,037.25           12,588.94
    Sep-06             12,196.56           12,916.49
    Oct-06             12,410.85           13,346.38
    Nov-06             12,821.57           13,585.72
    Dec-06             13,070.12           13,777.09
    Jan-07             13,165.80           13,989.72
    Feb-07             12,974.44           13,701.52
    Mar-07             13,184.45           13,874.10
    Apr-07             13,855.17           14,496.25
    May-07             14,410.91           14,991.81
    Jun-07             14,232.63           14,739.88
    Jul-07             13,982.94           14,288.86
    Aug-07             14,155.80           14,496.34
    Sep-07             14,867.59           15,038.20
    Oct-07             15,059.92           15,285.27
    Nov-07             14,598.32           14,634.33
    Dec-07             14,581.52           14,532.72
    Jan-08             13,617.79           13,666.53
    Feb-08             13,617.81           13,212.79
    Mar-08             13,344.61           13,155.90
    Apr-08             14,120.95           13,805.56
    May-08             14,519.60           13,975.77
    Jun-08             13,367.55           12,796.24
    Jul-08             13,051.77           12,694.36


                                Annual Report | 7

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Performance prior to the 7/24/03 reorganization reflects historical performance of FTI Large Capitalization Growth and Income Fund. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Average annual total returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

(3.) Source: (C) 2008 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                8 | Annual Report

Your Fund's Expenses

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                Annual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/08      VALUE 7/31/08   PERIOD* 2/1/08-7/31/08
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $  958.40             $5.16
Hypothetical (5% return before expenses)         $1,000           $1,019.59             $5.32

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               10 | Annual Report

Fiduciary Small Capitalization Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Small Capitalization Equity Fund seeks growth of principal through investing at least 80% of its net assets in marketable equity and equity-related securities of small capitalization companies with market capitalizations not exceeding $2 billion or the highest market capitalization in the Russell 2000(R) Index, whichever is greater, at the time of purchase.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

This annual report for Fiduciary Small Capitalization Equity Fund covers the fiscal year ended July 31, 2008.

PERFORMANCE OVERVIEW

Fiduciary Small Capitalization Equity Fund had a -15.12% cumulative total return for the 12 months ended July 31, 2008. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which had a -3.76% total return during the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 14.

INVESTMENT STRATEGY

Our U.S. small cap growth equity process is based on the application of a disciplined bottom-up methodology. We believe that a diversified small cap equity portfolio focused on companies we regard as having significant earnings growth potential, managed within a disciplined framework of active sector selection and valuation analysis, can provide long-term capital appreciation. We seek companies that possess a relatively high rate of return on invested capital and may offer the potential for accelerating earnings growth as they can offer an opportunity to participate in new products, services and technologies.

(1.) The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                               Annual Report | 11

MANAGER'S DISCUSSION

During the year under review, growth stocks performed significantly better than value stocks within the U.S. small capitalization universe, as shown by the Russell 2000 Growth Index's -3.76% total return versus a -9.95% return for the Russell 2000 Value Index.(3) With respect to asset class, small cap growth stocks fared slightly better than their large cap growth counterparts as the Russell 1000(R) Growth Index returned -6.29% for the 12 months ended July 31, 2008.(4)

The Fund had several disappointments during this reporting period. Stock selection in the information technology, health care and financials sectors had a considerably negative impact on the Fund's results relative to the benchmark Russell 2000 Growth Index.(5) Within information technology, the semiconductors and semiconductor equipment industry was the largest drag on our results. In particular, shares of Advanced Analogic Technologies, a supplier of power management semiconductors, fell after the company reduced its revenue and earnings guidance due to the challenging macroeconomic environment and slow roll-out of high-end cell phones from its two largest customers, Samsung and LG. Nonetheless, we like Advanced Analogic's long-term outlook and continued to hold the stock at period-end. Additionally, shares of Tessera Technologies, a provider of packaging miniaturization technologies for the semiconductor industry, sold off largely because of an unfavorable court ruling regarding patent infringement on the company's chip packaging technology. Concerned this issue would not be resolved for at least another six to 12 months, we sold the Fund's position during the period. Within health care, our position in biotechnology company Indevus Pharmaceuticals hurt performance when the stock declined on news that the Food and Drug Administration would require an additional study for the company's testosterone drug, named Nebido, pushing out the drug's approval for at least a few years. By period-end, we had begun selling all of the Fund's Indevus holdings. In the financials sector, our position in National Financial Partners, an independent distributor of financial services products to high net worth individuals, fell in value after the company

(3.) Source: (C) 2008 Morningstar. See footnote 2 for a description of the
     Russell 2000 Growth Index. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(4.) Source: (C) 2008 Morningstar. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

(5.) The information technology sector comprises communications equipment, electronic equipment and instruments, internet software and services, IT services, semiconductors and semiconductor equipment and software in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and health care technology in the SOI. The financials sector comprises capital markets, commercial banks and insurance in the SOI.


                               12 | Annual Report
reported lower-than-expected revenues and earnings in first quarter 2008 and reduced full-year guidance. We believed management had not executed well on its previously stated growth strategy and we therefore planned to sell the Fund's position.

On the other hand, Fund performance relative to the benchmark index benefited from stock selection in the industrials and materials sectors.(6) Within the industrials sector, two of the largest contributors to the Fund's relative results were Clean Harbors, an environmental services and waste treatment facilities provider, and Teledyne Technologies, a provider of electronics and communications equipment to the wireless, satellite and communications industries. Both companies benefited from strong quarterly revenue and earnings growth, and raised guidance throughout the Fund's fiscal year. Our investments in the materials sector also fared well, led by Fund holding Metal Management, a full service metals recycler that was acquired by one of its larger competitors, Sims Group, in March 2008. Certain investments in the energy sector also contributed to performance, notably oil and gas exploration and production companies Petrohawk Energy and EXCO Resources.(7) Both companies benefited from sharply rising energy prices and several positive drilling announcements in the Haynesville Shale, a rock formation containing oil and gas lying approximately 10,500 to 13,000 feet beneath northwest Louisiana and eastern Texas, where both companies have significant acreage.

Thank you for your continued participation in Fiduciary Small Capitalization Equity Fund. We look forward to serving your future investment needs.


/s/ Alison J. Schatz

Alison J. Schatz, CFA
Portfolio Manager of Franklin
Templeton Institutional, LLC
Fiduciary Small Capitalization
Equity Fund

PORTFOLIO BREAKDOWN
Fiduciary Small Capitalization Equity Fund 7/31/08

                                                                     % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
---------------                                                      ----------
Semiconductors & Semiconductor Equipment                                11.6%
Internet Software & Services                                             8.2%
Communications Equipment                                                 7.4%
Software                                                                 6.7%
Aerospace & Defense                                                      5.8%
Commercial Services & Supplies                                           5.1%
Oil, Gas & Consumable Fuels                                              3.8%
Health Care Technology                                                   3.5%
Biotechnology                                                            3.4%
Electronic Equipment & Instruments                                       3.3%
Capital Markets                                                          3.2%
Machinery                                                                2.9%
Energy Equipment & Services                                              2.7%
Hotels, Restaurants & Leisure                                            2.5%
Textiles, Apparel & Luxury Goods                                         2.4%
Insurance                                                                2.4%
Health Care Providers & Services                                         2.2%
Specialty Retail                                                         2.1%
Media                                                                    2.1%
Other                                                                   14.8%
Short-Term Investments & Other Net Assets                                3.9%

(6.) The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies and machinery in the SOI. The materials sector comprises metals and mining in the SOI.

(7.) The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 13

Performance Summary as of 7/31/08

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE(1)

                                 1- YEAR   5-YEAR   10-YEAR
                                 -------   ------   -------
Average Annual Total Return(2)   -15.12%   +5.54%   +4.75%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Small Capitalization Equity Fund from 8/1/98 through 7/31/08, compared with the Russell 2000 Growth Index.(3) Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested dividends. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

                                  (LINE CHART)

                                     USD                                 USD
                 FIDUCIARY SMALL CAPITALIZATION EQUITY FUND   RUSSELL 2000 GROWTH INDEX
                                  21-DEC-95                           21-DEC-95
INCEPTION DATE                       NET                                GROSS
CALENDAR MONTH                      5566                                BM0619
--------------   ------------------------------------------   -------------------------
    Jul-98                        10,000.00                           10,000.00
    Aug-98                         7,673.76                            7,691.57
    Sep-98                         8,347.52                            8,471.42
    Oct-98                         8,702.13                            8,913.26
    Nov-98                         9,404.25                            9,604.70
    Dec-98                        10,354.61                           10,473.87
    Jan-99                        11,248.23                           10,944.99
    Feb-99                        10,134.76                            9,943.78
    Mar-99                        10,609.93                           10,297.94
    Apr-99                        11,000.00                           11,207.36
    May-99                        10,666.67                           11,225.12
    Jun-99                        11,744.68                           11,816.41
    Jul-99                        11,801.42                           11,451.02
    Aug-99                        12,120.56                           11,022.76
    Sep-99                        12,439.71                           11,235.38
    Oct-99                        13,276.59                           11,523.16
    Nov-99                        14,758.86                           12,741.57
    Dec-99                        17,530.39                           14,987.30
    Jan-00                        17,491.66                           14,847.82
    Feb-00                        21,256.47                           18,302.39
    Mar-00                        20,079.00                           16,378.51
    Apr-00                        17,615.61                           14,724.85
    May-00                        16,988.14                           13,435.47
    Jun-00                        19,033.22                           15,171.08
    Jul-00                        18,320.54                           13,870.91
    Aug-00                        20,009.28                           15,329.95
    Sep-00                        19,885.33                           14,568.37
    Oct-00                        18,924.76                           13,385.79
    Nov-00                        16,267.70                           10,955.38
    Dec-00                        18,064.90                           11,625.75
    Jan-01                        17,375.46                           12,566.75
    Feb-01                        16,136.01                           10,844.14
    Mar-01                        14,571.21                            9,858.22
    Apr-01                        15,802.90                           11,065.12
    May-01                        15,864.88                           11,321.42
    Jun-01                        16,329.67                           11,630.16
    Jul-01                        15,415.58                           10,637.99
    Aug-01                        14,400.78                            9,973.63
    Sep-01                        12,526.13                            8,364.34
    Oct-01                        13,525.43                            9,169.02
    Nov-01                        14,493.75                            9,934.40
    Dec-01                        15,250.92                           10,552.90
    Jan-02                        14,679.76                           10,177.47
    Feb-02                        13,776.13                            9,518.75
    Mar-02                        14,594.51                           10,346.11
    Apr-02                        13,938.10                           10,122.26
    May-02                        12,855.45                            9,530.42
    Jun-02                        11,900.67                            8,722.25
    Jul-02                        10,442.92                            7,381.71
    Aug-02                        10,528.17                            7,378.28
    Sep-02                         9,718.31                            6,845.33
    Oct-02                        10,178.65                            7,191.57
    Nov-02                        10,630.47                            7,904.52
    Dec-02                         9,846.18                            7,359.39
    Jan-03                         9,377.32                            7,159.47
    Feb-03                         9,130.10                            6,968.55
    Mar-03                         9,275.02                            7,074.04
    Apr-03                        10,059.30                            7,743.52
    May-03                        11,355.08                            8,616.15
    Jun-03                        11,482.95                            8,782.20
    Jul-03                        12,147.89                            9,446.10
    Aug-03                        13,094.15                            9,953.47
    Sep-03                        12,574.13                            9,701.51
    Oct-03                        13,656.79                           10,539.62
    Nov-03                        14,134.18                           10,883.24
    Dec-03                        14,262.05                           10,931.90
    Jan-04                        14,816.17                           11,506.19
    Feb-04                        14,909.94                           11,488.38
    Mar-04                        14,671.24                           11,542.08
    Apr-04                        13,793.18                           10,962.70
    May-04                        13,997.78                           11,180.76
    Jun-04                        14,415.49                           11,552.80
    Jul-04                        12,667.90                           10,515.81
    Aug-04                        12,267.23                           10,289.42
    Sep-04                        12,906.59                           10,858.37
    Oct-04                        13,307.27                           11,122.21
    Nov-04                        14,372.87                           12,062.33
    Dec-04                        14,773.53                           12,495.86
    Jan-05                        13,938.10                           11,932.93
    Feb-05                        14,244.99                           12,096.70
    Mar-05                        13,716.46                           11,642.96
    Apr-05                        13,273.16                           10,901.97
    May-05                        14,014.82                           11,670.63
    Jun-05                        14,483.69                           12,047.97
    Jul-05                        15,481.09                           12,890.11
    Aug-05                        15,259.45                           12,708.47
    Sep-05                        15,276.50                           12,809.18
    Oct-05                        14,389.91                           12,335.81
    Nov-05                        15,165.68                           13,034.20
    Dec-05                        15,387.32                           13,014.79
    Jan-06                        17,015.57                           14,270.20
    Feb-06                        17,203.12                           14,194.15
    Mar-06                        18,106.75                           14,884.02
    Apr-06                        17,987.40                           14,841.05
    May-06                        16,529.65                           13,796.61
    Jun-06                        16,026.68                           13,804.94
    Jul-06                        14,901.41                           13,087.81
    Aug-06                        15,378.80                           13,471.16
    Sep-06                        15,728.32                           13,562.33
    Oct-06                        16,776.87                           14,441.13
    Nov-06                        17,458.86                           14,786.88
    Dec-06                        17,296.25                           14,751.68
    Jan-07                        17,742.43                           15,026.14
    Feb-07                        17,742.43                           14,978.61
    Mar-07                        17,961.14                           15,116.95
    Apr-07                        18,311.10                           15,513.28
    May-07                        19,238.46                           16,221.34
    Jun-07                        19,229.72                           16,127.92
    Jul-07                        18,739.79                           15,290.55
    Aug-07                        19,360.95                           15,675.12
    Sep-07                        19,929.62                           16,130.50
    Oct-07                        20,655.77                           16,856.71
    Nov-07                        19,046.00                           15,692.57
    Dec-07                        19,368.52                           15,791.13
    Jan-08                        17,091.71                           14,342.50
    Feb-08                        15,795.06                           13,846.11
    Mar-08                        15,672.61                           13,765.50
    Apr-08                        16,673.24                           14,472.80
    May-08                        17,581.91                           15,292.65
    Jun-08                        16,275.02                           14,380.98
    Jul-08                        15,907.52                           14,715.38


                               14 | Annual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. SMALLER COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH ALSO INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Performance prior to the 7/24/03 reorganization reflects historical performance of FTI Small Capitalization Equity Fund. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Average annual total returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

(3.) Source: (C) 2008 Morningstar. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                               Annual Report | 15

Your Fund's Expenses

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/08      VALUE 7/31/08   PERIOD* 2/1/08-7/31/08
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $  930.70              $7.15
Hypothetical (5% return before expenses)         $1,000           $1,017.45              $7.47

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               Annual Report | 17

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND


                                                                           YEAR ENDED JULY 31,
                                                       -------------------------------------------------------
                                                         2008        2007        2006        2005        2004
                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  7.28     $  6.63     $  7.15     $  6.77     $  5.91
                                                       -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ........................      0.05        0.04        0.04        0.08        0.03
   Net realized and unrealized gains (losses) ......     (0.48)       1.14        0.13        0.74        0.90
                                                       -------     -------     -------     -------     -------
Total from investment operations ...................     (0.43)       1.18        0.17        0.82        0.93
                                                       -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ...........................     (0.06)      (0.04)      (0.04)      (0.08)      (0.03)
   Net realized gains ..............................     (0.59)      (0.49)      (0.65)      (0.36)      (0.04)
                                                       -------     -------     -------     -------     -------
Total distributions ................................     (0.65)      (0.53)      (0.69)      (0.44)      (0.07)
                                                       -------     -------     -------     -------     -------
Redemption fees ....................................        --          --(c)       --          --          --
                                                       -------     -------     -------     -------     -------
Net asset value, end of year .......................   $  6.20     $  7.28     $  6.63     $  7.15     $  6.77
                                                       =======     =======     =======     =======     =======
Total return .......................................     (6.66)%     18.27%       2.22%      12.38%      15.78%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ..      1.03%       1.03%       1.02%       1.01%       1.02%
Expenses net of waiver and payments by affiliates ..      1.03%(d)    1.03%(d)    1.02%(d)    1.01%(d)    0.98%
Net investment income ..............................      0.67%       0.63%       0.57%       1.13%       0.43%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $75,891     $89,971     $91,915     $94,536     $82,921
Portfolio turnover rate ............................     51.54%      41.86%      54.63%      47.08%      48.04%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.
                               18 | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

    FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND      COUNTRY        SHARES       VALUE
    -----------------------------------------------------   -------------   ---------   -----------
    COMMON STOCKS 96.4%
    AEROSPACE & DEFENSE 5.3%
(a) Teledyne Technologies Inc. ..........................   United States      37,000   $ 2,327,300
    United Technologies Corp. ...........................   United States      26,000     1,663,480
                                                                                        -----------
                                                                                          3,990,780
                                                                                        -----------
    AUTOMOBILES 2.1%
    Honda Motor Co. Ltd. ................................       Japan          50,000     1,617,163
                                                                                        -----------
    BEVERAGES 2.7%
    InBev NV ............................................      Belgium        30,000      2,023,257
                                                                                        -----------
    BIOTECHNOLOGY 1.8%
(a) Celgene Corp. .......................................   United States      18,000     1,358,820
                                                                                        -----------
    CAPITAL MARKETS 2.0%
    Invesco Ltd. ........................................      Bermuda         65,000     1,513,850
                                                                                        -----------
    COMMUNICATIONS EQUIPMENT 10.1%
(a) Cisco Systems Inc. ..................................   United States      70,000     1,539,300
    Corning Inc. ........................................   United States      69,000     1,380,690
    Harris Corp. ........................................   United States      40,000     1,926,000
    QUALCOMM Inc. .......................................   United States      51,000     2,822,340
                                                                                        -----------
                                                                                          7,668,330
                                                                                        -----------
    COMPUTERS & PERIPHERALS 2.0%
(a) EMC Corp. ...........................................   United States     101,000     1,516,010
                                                                                        -----------
    DIVERSIFIED FINANCIAL SERVICES 2.4%
    JPMorgan Chase & Co. ................................   United States      44,000     1,787,720
                                                                                        -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES 3.7%
    Singapore Telecommunications Ltd. ...................     Singapore       590,000     1,544,232
    Telenor ASA .........................................      Norway          85,000     1,293,280
                                                                                        -----------
                                                                                          2,837,512
                                                                                        -----------
    ELECTRICAL EQUIPMENT 4.4%
    ABB Ltd. ............................................    Switzerland       66,000     1,753,952
(a) Vestas Wind Systems AS ..............................      Denmark         12,000     1,585,201
                                                                                        -----------
                                                                                          3,339,153
                                                                                        -----------
    ELECTRONIC EQUIPMENT & INSTRUMENTS 4.3%
(a) Agilent Technologies Inc. ...........................   United States      48,000     1,730,880
(a) Trimble Navigation Ltd. .............................   United States      46,000     1,527,200
                                                                                        -----------
                                                                                          3,258,080
                                                                                        -----------
    ENERGY EQUIPMENT & SERVICES 8.7%
(a) National Oilwell Varco Inc. .........................   United States      28,000     2,201,640
    Schlumberger Ltd. ...................................   United States      23,000     2,336,800
(a) Transocean Inc. .....................................   United States      15,000     2,040,450
                                                                                        -----------
                                                                                          6,578,890
                                                                                        -----------
    FOOD & STAPLES RETAILING 2.9%
    CVS Caremark Corp. ..................................   United States      60,000     2,190,000
                                                                                        -----------


                               Annual Report | 19

Franklin Global Trust

    FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND      COUNTRY        SHARES      VALUE
    -----------------------------------------------------   -------------   ---------   ----------
    COMMON STOCKS (CONTINUED)
    FOOD PRODUCTS 3.5%
    Nestle SA ...........................................    Switzerland       60,000   $ 2,639,175
                                                                                        -----------
    INSURANCE 6.1%
    AFLAC Inc. ..........................................   United States      32,000     1,779,520
    American International Group Inc. ...................   United States      55,000     1,432,750
    Hartford Financial Services Group Inc. .............    United States      23,000     1,457,970
                                                                                        -----------
                                                                                          4,670,240
                                                                                        -----------
    MACHINERY 6.1%
    Danaher Corp. .......................................   United States      15,000     1,194,750
    Komatsu Ltd. ........................................       Japan          80,000     2,001,761
(a) Terex Corp. .........................................   United States      30,300     1,434,099
                                                                                        -----------
                                                                                          4,630,610
                                                                                        -----------
    MEDIA 1.8%
    Time Warner Inc. ....................................   United States      95,000     1,360,400
                                                                                        -----------
    MULTILINE RETAIL 1.8%
    Nordstrom Inc. ......................................   United States      48,000     1,379,520
                                                                                        -----------
    OIL, GAS & CONSUMABLE FUELS 5.4%
    ConocoPhillips ......................................   United States      28,000     2,285,360
    Exxon Mobil Corp. ...................................   United States      23,000     1,849,890
                                                                                        -----------
                                                                                          4,135,250
                                                                                        -----------
    PAPER & FOREST PRODUCTS 1.2%
    International Paper Co. .............................   United States      34,000       942,480
                                                                                        -----------
    PHARMACEUTICALS 11.5%
    Johnson & Johnson ...................................   United States      34,000     2,327,980
    Roche Holding AG ....................................    Switzerland       11,000     2,040,187
    Schering-Plough Corp. ...............................   United States      60,400     1,273,232
    Teva Pharmaceutical Industries Ltd., ADR ............      Israel          38,000     1,703,920
    Wyeth ...............................................   United States      33,600     1,361,472
                                                                                        -----------
                                                                                          8,706,791
                                                                                        -----------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.2%
    Intel Corp. .........................................   United States      76,000     1,686,440
                                                                                        -----------
    SOFTWARE 2.1%
    Nintendo Co. Ltd. ...................................       Japan           3,200     1,559,891
                                                                                        -----------
    WIRELESS TELECOMMUNICATION SERVICES 2.3%
(a) American Tower Corp., A .............................   United States      42,000     1,759,800
                                                                                        -----------
    TOTAL COMMON STOCKS (COST $58,612,147) ..............                                73,150,162
                                                                                        -----------


                               20 | Annual Report

Franklin Global Trust

    FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND      COUNTRY       SHARES        VALUE
    -----------------------------------------------------   -------------   ---------   -----------
    SHORT TERM INVESTMENT (COST $1,548,306) 2.0%
    MONEY MARKET FUND 2.0%
(b) Franklin Institutional Fiduciary Trust Money
       Market Portfolio, 2.20% ..........................   United States   1,548,306   $ 1,548,306
                                                                                        -----------
    TOTAL INVESTMENTS (COST $60,160,453) 98.4% ..........                                74,698,468
    OTHER ASSETS, LESS LIABILITIES 1.6% .................                                 1,192,296
                                                                                        -----------
    NET ASSETS 100.0% ...................................                               $75,890,764
                                                                                        ===========

See Selected Portfolio Abbreviation on page 27.

(a)  Non-income producing for the twelve months ended July 31, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

                                                                             YEAR ENDED JULY 31,
                                                        ---------------------------------------------------------
                                                           2008         2007         2006        2005      2004
                                                        ----------   ----------   ----------   --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $ 21.41      $ 17.48      $ 18.16      $ 14.86    $ 14.25
                                                        -------      -------      -------      -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..................     (0.21)       (0.22)       (0.20)       (0.10)     (0.16)
   Net realized and unrealized gains (losses) .......     (2.62)        4.67        (0.48)        3.40       0.77
                                                        -------      -------      -------      -------    -------
Total from investment operations ....................     (2.83)        4.45        (0.68)        3.30       0.61
                                                        -------      -------      -------      -------    -------
Less distributions from net realized gains ..........     (3.01)       (0.52)          --           --         --
                                                        -------      -------      -------      -------    -------
Net asset value, end of year ........................   $ 15.57      $ 21.41      $ 17.48      $ 18.16    $ 14.86
                                                        =======      =======      =======      =======    =======
Total return ........................................    (15.12)%      25.76%       (3.74)%      22.21%      4.28%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ...      1.43%        1.38%        1.35%        1.30%      1.27%
Expenses net of waiver and payments by affiliates ...      1.43%(c)     1.38%(c)     1.35%(c)     1.30%      1.26%
Net investment income (loss) ........................     (1.16)%      (1.12)%      (1.07)%      (0.66)%    (1.01)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $23,526      $28,347      $37,233      $44,821    $62,786
Portfolio turnover rate .............................     40.83%       39.30%       97.79%      111.92%    130.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                      SHARES      VALUE
    ------------------------------------------                                     -------   -----------
    COMMON STOCKS 96.1%
    AEROSPACE & DEFENSE 5.8%
(a) BE Aerospace Inc. ..........................................................     7,500   $   192,600
(a) Orbital Sciences Corp. .....................................................    19,500       487,695
(a) Teledyne Technologies Inc. .................................................    11,000       691,900
                                                                                             -----------
                                                                                               1,372,195
                                                                                             -----------
    AIR FREIGHT & LOGISTICS 1.7%
(a) Hub Group Inc., A ..........................................................    10,400       404,144
                                                                                             -----------
    AIRLINES 0.8%
(a) Allegiant Travel Co. .......................................................     7,600       187,568
                                                                                             -----------
    BIOTECHNOLOGY 3.4%
(a) Alexion Pharmaceuticals Inc. ...............................................     3,700       346,875
(a) BioMarin Pharmaceutical Inc. ...............................................     5,800       188,790
(a) Indevus Pharmaceuticals Inc. ...............................................    23,700        43,371
(a) Orexigen Therapeutics Inc. .................................................    24,800       217,000
                                                                                             -----------
                                                                                                 796,036
                                                                                             -----------
    CAPITAL MARKETS 3.2%
(a) Investment Technology Group Inc. ...........................................    12,100       359,854
   optionsXpress Holdings Inc. .................................................    15,900       394,479
                                                                                             -----------
                                                                                                 754,333
                                                                                             -----------
    COMMERCIAL BANKS 1.5%
(a) Signature Bank .............................................................    12,200       359,046
                                                                                             -----------
    COMMERCIAL SERVICES & SUPPLIES 5.1%
(a) Clean Harbors Inc. .........................................................     6,900       538,476
(a) Fuel Tech Inc. .............................................................    14,700       272,391
(a) Huron Consulting Group Inc. ................................................     7,500       391,200
                                                                                             -----------
                                                                                               1,202,067
                                                                                             -----------
    COMMUNICATIONS EQUIPMENT 7.4%
(a) ADC Telecommunications Inc. ................................................    19,740       186,740
(a) Arris Group Inc. ...........................................................    35,000       334,950
(a) Emulex Corp. ...............................................................    16,600       187,082
(a) Ixia .......................................................................    48,700       426,612
(a) Sonus Networks Inc. ........................................................    56,100       203,643
(a) ViaSat Inc. ................................................................    17,200       396,116
                                                                                             -----------
                                                                                               1,735,143
                                                                                             -----------
    DIVERSIFIED CONSUMER SERVICES 1.2%
(a) Capella Education Co. ......................................................     2,900       151,380
(a) thinkorswim Group Inc. .....................................................    15,600       125,268
                                                                                             -----------
                                                                                                 276,648
                                                                                             -----------
    ELECTRONIC EQUIPMENT & INSTRUMENTS 3.3%
(a) Digital Theater Systems Inc. ...............................................     9,600       274,464
(a) Itron Inc. .................................................................     5,400       498,582
                                                                                             -----------
                                                                                                 773,046
                                                                                             -----------


                               Annual Report | 23

Franklin Global Trust

    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                      SHARES      VALUE
    ------------------------------------------                                     -------   -----------
    COMMON STOCKS (CONTINUED)
    ENERGY EQUIPMENT & SERVICES 2.7%
(a) Hercules Offshore Inc. .....................................................    10,800   $   269,676
(a) Hornbeck Offshore Services Inc. ............................................     8,300       370,014
                                                                                             -----------
                                                                                                 639,690
                                                                                             -----------
    FOOD & STAPLES RETAILING 1.1%
(a) United Natural Foods Inc. ..................................................    13,000       249,860
                                                                                             -----------
    FOOD PRODUCTS 1.9%
(a) Hain Celestial Group Inc. ..................................................    17,000       444,380
                                                                                             -----------
    HEALTH CARE EQUIPMENT & SUPPLIES 2.0%
(a) American Medical Systems Holdings Inc. .....................................    28,000       461,160
                                                                                             -----------
    HEALTH CARE PROVIDERS & SERVICES 2.2%
(a) Healthways Inc. ............................................................     4,900       124,509
(a) Psychiatric Solutions Inc. .................................................    11,000       385,220
                                                                                             -----------
                                                                                                 509,729
                                                                                             -----------
    HEALTH CARE TECHNOLOGY 3.5%
(a) Omnicell Inc. ..............................................................    19,100       310,375
(a) Phase Forward Inc. .........................................................    27,500       506,000
                                                                                             -----------
                                                                                                 816,375
                                                                                             -----------
    HOTELS, RESTAURANTS & LEISURE 2.5%
(a) Chipotle Mexican Grill Inc., A .............................................     1,900       130,150
(a) Life Time Fitness Inc. .....................................................     8,600       256,194
(a) Vail Resorts Inc. ..........................................................     5,200       209,976
                                                                                             -----------
                                                                                                 596,320
                                                                                             -----------
    INSURANCE 2.4%
    Max Capital Group Ltd. .....................................................    14,000       328,580
    National Financial Partners Corp. ..........................................    11,300       235,605
                                                                                             -----------
                                                                                                 564,185
                                                                                             -----------
    INTERNET & CATALOG RETAIL 1.6%
(a) Gaiam Inc., A ..............................................................    25,000       366,500
                                                                                             -----------
    INTERNET SOFTWARE & SERVICES 8.2%
(a) Art Technology Group Inc. ..................................................   142,900       524,443
(a) Divx Inc. ..................................................................    32,000       263,040
(a) Equinix Inc. ...............................................................     5,400       439,344
(a) The Knot Inc. ..............................................................    27,000       236,520
(a) Omniture Inc. ..............................................................    12,600       218,610
(a) Tumbleweed Communications Corp. ............................................    98,622       248,528
                                                                                             -----------
                                                                                               1,930,485
                                                                                             -----------
    IT SERVICES 0.9%
(a) TeleTech Holdings Inc. .....................................................    16,100       218,960
                                                                                             -----------


                               24 | Annual Report

Franklin Global Trust

    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                      SHARES      VALUE
    ------------------------------------------                                     -------   -----------
    COMMON STOCKS (CONTINUED)
    LIFE SCIENCES TOOLS & SERVICES 0.3%
(a) AMAG Pharmaceuticals Inc. ..................................................     1,700   $    69,700
                                                                                             -----------
    MACHINERY 2.9%
    Kaydon Corp. ...............................................................     8,300       393,586
(a) Titan Machinery, Inc. ......................................................    10,300       282,426
                                                                                             -----------
                                                                                                 676,012
                                                                                             -----------
    MEDIA 2.1%
(a) Lions Gate Entertainment Corp. .............................................    50,000       492,500
                                                                                             -----------
    METALS & MINING 1.6%
    Sims Group Ltd., ADR (Australia) ...........................................    12,300       382,407
                                                                                             -----------
    OIL, GAS & CONSUMABLE FUELS 3.8%
(a) Bill Barrett Corp. .........................................................     7,800       320,892
(a) EXCO Resources Inc. ........................................................    11,700       304,785
(a) Petrohawk Energy Corp. .....................................................     8,055       268,393
                                                                                             -----------
                                                                                                 894,070
                                                                                             -----------
    PERSONAL PRODUCTS 0.2%
(a) Bare Escentuals Inc. .......................................................     4,500        51,930
                                                                                             -----------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 11.6%
(a) Advanced Analogic Technologies Inc. ........................................    53,800       222,194
(a) ANADIGICS Inc. .............................................................    38,400       229,248
(a) Atheros Communications .....................................................    11,500       356,500
(a) Diodes Inc. ................................................................     8,300       215,551
(a) Microsemi Corp. ............................................................    21,000       545,160
(a) Microtune Inc. .............................................................    81,600       265,200
(a) Netlogic Microsystems Inc. .................................................    10,600       339,306
(a) Power Integrations Inc. ....................................................    10,469       286,013
(a) Rubicon Technology Inc. ....................................................     7,300        94,900
(a) Silicon Laboratories Inc. ..................................................     5,700       186,447
                                                                                             -----------
                                                                                               2,740,519
                                                                                             -----------
    SOFTWARE 6.7%
(a) Ansoft Corp. ...............................................................    15,600       557,076
(a) Bottomline Technologies Inc. ...............................................    28,400       339,948
(a) Concur Technologies Inc. ...................................................     1,900        78,318
(a) Monotype Imaging Holdings Inc. .............................................    17,000       220,320
(a) Nuance Communications Inc. .................................................    24,000       372,480
                                                                                             -----------
                                                                                               1,568,142
                                                                                             -----------
    SPECIALTY RETAIL 2.1%
(a) Tractor Supply Co. .........................................................     7,400       281,274
(a) Zumiez Inc. ................................................................    14,600       215,496
                                                                                             -----------
                                                                                                 496,770
                                                                                             -----------


                               Annual Report | 25

Franklin Global Trust

    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                      SHARES      VALUE
    ------------------------------------------                                     -------   -----------
    COMMON STOCKS (CONTINUED)
    TEXTILES, APPAREL & LUXURY GOODS 2.4%
(a) Volcom Inc. ................................................................    10,400   $   186,576
(a) The Warnaco Group Inc. .....................................................     9,300       390,135
                                                                                             -----------
                                                                                                 576,711
                                                                                             -----------
    TOTAL COMMON STOCKS (COST $21,818,020) .....................................              22,606,631
                                                                                             -----------
    SHORT TERM INVESTMENT (COST $665,739) 2.8%
    MONEY MARKET FUND 2.8%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.20% .......   665,739       665,739
                                                                                             -----------
    TOTAL INVESTMENTS (COST $22,483,759) 98.9% .................................              23,272,370
    OTHER ASSETS, LESS LIABILITIES 1.1% ........................................                 253,326
                                                                                             -----------
    NET ASSETS 100.0% ..........................................................             $23,525,696
                                                                                             ===========

See Selected Portfolio Abbreviation on page 27.

(a)  Non-income producing for the twelve months ended July 31, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

SELECTED PORTFOLIO ABBREVIATION

ADR - American Depository Receipt

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2008

                                                                          FIDUCIARY
                                                                            LARGE          FIDUCIARY
                                                                       CAPITALIZATION        SMALL
                                                                         GROWTH AND     CAPITALIZATION
                                                                         INCOME FUND      EQUITY FUND
                                                                       --------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..................................     $58,612,147     $21,818,020
      Cost - Sweep Money Fund (Note 7) .............................       1,548,306         665,739
                                                                         -----------     -----------
      Total cost of investments ....................................     $60,160,453     $22,483,759
                                                                         ===========     ===========
      Value - Unaffiliated issuers .................................     $73,150,162     $22,606,631
      Value - Sweep Money Fund (Note 7) ............................       1,548,306         665,739
                                                                         -----------     -----------
      Total value of investments ...................................      74,698,468      23,272,370
   Foreign currency, at value (cost $30,626) .......................          30,240              --
   Receivables:
      Investment securities sold ...................................       1,129,338         480,331
      Capital shares sold ..........................................              --             250
      Dividends ....................................................         105,735              --
                                                                         -----------     -----------
         Total assets ..............................................      75,963,781      23,752,951
                                                                         -----------     -----------
Liabilities:
   Payables:
      Investment securities purchased ..............................              --         196,574
      Affiliates ...................................................          60,367          23,730
      Reports to shareholders ......................................           5,952           3,060
   Accrued expenses and other liabilities ..........................           6,698           3,891
                                                                         -----------     -----------
         Total liabilities .........................................          73,017         227,255
                                                                         -----------     -----------
            Net assets, at value ...................................     $75,890,764     $23,525,696
                                                                         ===========     ===========
Net assets consist of:
   Paid-in capital .................................................     $59,675,982     $22,801,133
   Net unrealized appreciation (depreciation) ......................      14,540,964         788,611
   Accumulated net realized gain (loss) ............................       1,673,818         (64,048)
                                                                         -----------     -----------
            Net assets, at value ...................................     $75,890,764     $23,525,696
                                                                         ===========     ===========
   Shares outstanding ..............................................      12,247,003       1,510,896
                                                                         ===========     ===========
   Net asset value and maximum offering price per share(a) .........     $      6.20     $     15.57
                                                                         ===========     ===========

(a) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the year ended July 31, 2008

                                                                          FIDUCIARY
                                                                            LARGE          FIDUCIARY
                                                                       CAPITALIZATION        SMALL
                                                                         GROWTH AND     CAPITALIZATION
                                                                         INCOME FUND      EQUITY FUND
                                                                       --------------   --------------
Investment income:
   Dividends:
      Unaffiliated issuers .........................................    $ 1,195,923      $    42,201
      Sweep Money Fund (Note 7) ....................................        271,323           30,413
                                                                        -----------      -----------
         Total investment income ...................................      1,467,246           72,614
                                                                        -----------      -----------
Expenses:
   Management fees (Note 3a) .......................................        622,686          265,222
   Administrative fees (Note 3b) ...................................        172,738           53,633
   Transfer agent fees (Note 3d) ...................................            808            1,840
   Custodian fees (Note 4) .........................................          8,405              493
   Reports to shareholders .........................................         14,077            7,486
   Registration and filing fees ....................................         30,867           21,665
   Professional fees ...............................................         25,362           24,337
   Trustees' fees and expenses .....................................          7,473            2,308
   Other ...........................................................          9,129            6,471
                                                                        -----------      -----------
         Total expenses ............................................        891,545          383,455
         Expense reductions (Note 4) ...............................         (1,655)             (71)
            Net expenses ...........................................        889,890          383,384
                                                                        -----------      -----------
               Net investment income (loss) ........................        577,356         (310,770)
                                                                        -----------      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..................................................      2,255,517          945,957
      Realized gain distributions from REITs .......................         40,929               --
      Foreign currency transactions ................................        (32,454)              55
                                                                        -----------      -----------
               Net realized gain (loss) ............................      2,263,992          946,012
                                                                        -----------      -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..................................................     (8,295,881)      (5,106,801)
      Translation of assets and liabilities denominated in
         foreign currencies ........................................          2,749               --
                                                                        -----------      -----------
               Net change in unrealized appreciation
                  (depreciation) ...................................     (8,293,132)      (5,106,801)
                                                                        -----------      -----------
Net realized and unrealized gain (loss) ............................     (6,029,140)      (4,160,789)
                                                                        -----------      -----------
Net increase (decrease) in net assets resulting from operations ....    $(5,451,784)     $(4,471,559)
                                                                        ===========      ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FIDUCIARY                  FIDUCIARY
                                                                   LARGE CAPITALIZATION        SMALL CAPITALIZATION
                                                                  GROWTH AND INCOME FUND            EQUITY FUND
                                                               ---------------------------   --------------------------
                                                                    YEAR ENDED JULY 31,          YEAR ENDED JULY 31,
                                                               ---------------------------   --------------------------
                                                                   2008            2007          2008          2007
                                                               ------------   ------------   -----------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .........................   $    577,356   $    590,930   $  (310,770)  $   (357,949)
      Net realized gain (loss) from investments,
         realized gain distributions from REITs, and foreign
         currency transactions .............................      2,263,992      7,904,263       946,012      3,392,364
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies .....     (8,293,132)     7,271,182    (5,106,801)     5,166,733
                                                               ------------   ------------   -----------   ------------
         Net increase (decrease) in net assets resulting
            from operations ................................     (5,451,784)    15,766,375    (4,471,559)     8,201,148
                                                               ------------   ------------   -----------   ------------
   Distributions to shareholders from:
      Net investment income ................................       (709,461)      (494,689)           --             --
      Net realized gains ...................................     (7,176,573)    (6,451,080)   (3,859,059)      (762,125)
                                                               ------------   ------------   -----------   ------------
   Total distributions to shareholders .....................     (7,886,034)    (6,945,769)   (3,859,059)      (762,125)
                                                               ------------   ------------   -----------   ------------
   Capital share transactions (Note 2) .....................       (742,870)   (10,763,776)    3,509,441    (16,324,813)
                                                               ------------   ------------   -----------   ------------
   Redemption fees .........................................             --              4            --             --
                                                               ------------   ------------   -----------   ------------
         Net increase (decrease) in net assets .............    (14,080,688)    (1,943,166)   (4,821,177)    (8,885,790)
Net assets:
   Beginning of year .......................................     89,971,452     91,914,618    28,346,873     37,232,663
                                                               ------------   ------------   -----------   ------------
   End of year .............................................   $ 75,890,764   $ 89,971,452   $23,525,696   $ 28,346,873
                                                               ============   ============   ===========   ============
Undistributed net investment income included in net assets:
   End of year .............................................   $         --   $     52,212   $        --   $         --
                                                               ============   ============   ===========   ============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 31

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of July 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.


                               32 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2 % of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 33

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                              FIDUCIARY                    FIDUCIARY
                                         LARGE CAPITALIZATION         SMALL CAPITALIZATION
                                        GROWTH AND INCOME FUND            EQUITY FUND
                                      -------------------------   ---------------------------
                                        SHARES        AMOUNT         SHARES         AMOUNT
                                      ----------   ------------   ------------   ------------
Year ended July 31, 2008
   Shares sold ....................      347,053   $  2,339,800        113,701   $  2,204,377
   Shares issued in reinvestment
      of distributions ............    1,031,069      6,994,922        211,560      3,816,901
   Shares redeemed ................   (1,483,340)   (10,077,592)      (138,069)    (2,511,837)
                                      ----------   ------------   ------------   ------------
   Net increase (decrease) ........     (105,218)  $   (742,870)       187,192   $  3,509,441
                                      ==========   ============   ============   ============
Year ended July 31, 2007
   Shares sold ....................      232,000   $  1,611,176         27,666   $    570,692
   Shares issued in reinvestment
      of distributions ............      926,118      6,334,752         38,157        761,994
   Shares redeemed ................   (2,668,541)   (18,709,704)      (872,468)   (17,657,499)
                                      ----------   ------------   ------------   ------------
   Net increase (decrease) ........   (1,510,423)  $(10,763,776)      (806,645)  $(16,324,813)
                                      ==========   ============   ============   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Fiduciary International, Inc. (Fiduciary)                       Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary based on the average daily net assets of each of the Funds as follows:

                                                        ANNUALIZED FEE RATE
                                                        -------------------
Fiduciary Large Capitalization Growth and Income Fund          0.75%
Fiduciary Small Capitalization Equity Fund                     1.00%

Under a subadvisory agreement, FT Institutional, an affiliate of Fiduciary, provides subadvisory services to the Fiduciary Small Capitalization Equity Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.


                               34 | Annual Report

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Funds pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Funds have not activated the plan.

D. TRANSFER AGENT FEES

For the year ended July 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                            FIDUCIARY LARGE      FIDUCIARY SMALL
                         CAPITALIZATION GROWTH    CAPITALIZATION
                            AND INCOME FUND        EQUITY FUND
                         ---------------------   ---------------
Transfer agent fees ..            $319                 $704

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Fiduciary Large Capitalization Growth and Income Fund deferred realized currency losses of $32,520. The Fiduciary Small Capitalization Equity Fund deferred realized capital losses of $1,577.

The tax character of distributions paid during the years ended July 31, 2008 and 2007 was as follows:

                                      FIDUCIARY                FIDUCIARY
                                 LARGE CAPITALIZATION     SMALL CAPITALIZATION
                                GROWTH AND INCOME FUND        EQUITY FUND
                               -----------------------   ---------------------
                                  2008         2007         2008        2007
                               ----------   ----------   ----------   --------
Distributions paid from:
   Ordinary income .........   $  739,530   $  908,627   $       --   $     --
   Long term capital gain ..    7,146,504    6,037,142    3,859,059    762,125
                               ----------   ----------   ----------   --------
                               $7,886,034   $6,945,769   $3,859,059   $762,125
                               ==========   ==========   ==========   ========


                               Annual Report | 35

Franklin Global Trust

5. INCOME TAXES (CONTINUED)

At July 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

                                                                       FIDUCIARY        FIDUCIARY
                                                                         LARGE            SMALL
                                                                    CAPITALIZATION   CAPITALIZATION
                                                                      GROWTH AND         EQUITY
                                                                      INCOME FUND         FUND
                                                                    --------------   --------------
Cost of investments .............................................    $60,160,453      $22,546,230
                                                                     ===========      ===========
Unrealized appreciation .........................................    $16,783,800      $ 4,066,539
Unrealized depreciation .........................................     (2,245,785)      (3,340,399)
                                                                     -----------      -----------
Net unrealized appreciation (depreciation) ......................    $14,538,015      $   726,140
                                                                     ===========      ===========
Distributable earnings - undistributed long term capital gains ..    $ 1,706,336      $        --
                                                                     ===========      ===========

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended July 31, 2008, were as follows:

               FIDUCIARY LARGE   FIDUCIARY SMALL
                CAPITALIZATION    CAPITALIZATION
                  GROWTH AND          EQUITY
                 INCOME FUND           FUND
               ---------------   ---------------
Purchases ..     $41,315,153       $10,712,190
Sales ......     $51,527,891       $11,984,386

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               36 | Annual Report

Franklin Global Trust

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 37

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Large Capitalization Growth and Income Fund and Fiduciary Small Capitalization Equity Fund (separate portfolios of Franklin Global Trust, hereafter referred to as the "Funds") at July 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2008


                               38 | Annual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended July 31, 2008:

   FIDUCIARY LARGE      FIDUCIARY SMALL
CAPITALIZATION GROWTH    CAPITALIZATION
   AND INCOME FUND        EQUITY FUND
---------------------   ---------------
      $2,295,959            $719,928

Under Section 854(b)(2) of the Code, the Fiduciary Large Capitalization Growth and Income Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2008.

Under Section 854(b)(2) of the Code, the Fiduciary Large Capitalization Growth and Income Fund designates the maximum amount allowable but no less than $1,156,904 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               Annual Report | 39

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                   POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------   -----------   -------------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)       Trustee       Since 2000      143                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)      Trustee       Since 2000      122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS)
(1971 - January 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.

SAM GINN (1937)               Trustee       Since 2007      122                       Chevron Corporation (global
One Franklin Parkway                                                                  energy company) and ICO Global
San Mateo, CA 94403-1906                                                              Communications (Holdings) Limited
                                                                                      (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC
(wireless company); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)       Trustee       Since 2000      143                       Hess Corporation (exploration and
One Franklin Parkway                                                                  refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                              Heinz Company (processed foods and
                                                                                      allied products), RTI International
                                                                                      Metals, Inc. (manufacture and
                                                                                      distribution of titanium),
                                                                                      Canadian National Railway
                                                                                      (railroad) and White Mountains
                                                                                      Insurance Group, Ltd. (holding
                                                                                      company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).


                               40 | Annual Report

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                   POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------   -----------   -------------   -----------------------   -----------------------------------
FRANK W.T. LAHAYE (1929)      Trustee       Since 2000      122                       Center for Creative Land Recycling
One Franklin Parkway                                                                  (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)         Trustee       Since 2005      143                       Hess Corporation (exploration and
One Franklin Parkway                                                                  refining of oil and gas) and
San Mateo, CA 94403-1906                                                              Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)      Trustee       Since 2007      143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)         Lead          Trustee since   122                       None
One Franklin Parkway          Independent   2006 and Lead
San Mateo, CA 94403-1906      Trustee       Independent
                                            Trustee since
                                            January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief
Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance Strategy,
Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice
President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                   POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------   -----------   -------------   -----------------------   -----------------------------------
**CHARLES B. JOHNSON (1933)   Trustee and   Since 2000      143                       None
One Franklin Parkway          Chairman of
San Mateo, CA 94403-1906      the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 41

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Treasurer,        Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial   2004, Chief
San Mateo, CA 94403-1906         Officer and       Financial Officer
                                 Chief             and Chief
                                 Accounting        Accounting Officer
                                 Officer           since February
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice President    Since February       Not Applicable            Not Applicable
500 East Broward Blvd.                             2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.


                               42 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)        Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of four of the investment companies in Franklin Templeton
Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since      Not Applicable            Not Applicable
One Franklin Parkway             Chief             2000 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

CHRISTOPHER J. MOLUMPHY (1962)   Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of
30 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 43

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)           Senior Vice       Since February       Not Applicable            Not Applicable
500 East Broward Blvd.           President and     2008
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                               44 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Funds). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                               Annual Report | 45

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2007, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis for each Fund. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. The Lipper report showed the Fund's total return for the one-year period to be in the highest quintile of such performance universe, and on an annualized basis to be in the second-highest quintile of such universe for each of the previous three- and five-year periods. The Board was satisfied with such performance.


                               46 | Annual Report

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap growth funds as selected by Lipper. The Lipper report showed this Fund's total return for the one-year period to be in the second-highest quintile of such performance universe, and on an annualized basis to be in the second-highest quintile for the previous three-year period, and the second-lowest quintile for the previous five- and 10-year periods of such performance universe. The Board noted changes in the structure of the Fund's portfolio team made in recent years and other actions taken to improve such performance, which it found to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee ratios for each of Fiduciary Large Capitalization Growth and Income Fund and Fiduciary Small Capitalization Equity Fund were above the medians of their Lipper expense groups, but their total expenses were in each case below the medians of such respective expense groups. The Board found the expenses of these Funds to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure


                               Annual Report | 47

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided each Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of these Funds, which had less than $100 million in net assets at December 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                               48 | Annual Report

Franklin Global Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               Annual Report | 49

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

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

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

                                (FGT FUNDS LOGO)

                                   FGT FUNDS

                                   ----------

              Fiduciary Large Capitalization Growth and Income Fund
                                 Cusip 353533870

                   Fiduciary Small Capitalization Equity Fund
                                 Cusip 353533862

Authorized for distribution only when accompanied or preceded by a current FGT Funds prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read the prospectus before you invest or send money.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed.These calls can be identified by the presence of a regular beeping tone.

INVESTMENT MANAGER
Fiduciary International, Inc.
600 5th Avenue
New York, NY 10020-2302

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

INVESTOR/SHAREHOLDER SERVICES
1-800/845-4514

FGT1 A2008 09/08

FRANKLIN TEMPLETON CORE FIXED INCOME FUND
FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND




JULY 31, 2008

Franklin Templeton
Core Fixed Income Fund

Franklin Templeton
Core Plus Fixed Income Fund

                                                                   ANNUAL REPORT

                             FRANKLIN GLOBAL TRUST

                   (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

ANNUAL REPORT

Economic and Market Overview ..............................................    1
Franklin Templeton Core Fixed Income Fund .................................    3
Franklin Templeton Core Plus Fixed Income Fund ............................   10
Financial Highlights and Statements of Investments ........................   17
Financial Statements ......................................................   29
Notes to Financial Statements .............................................   32
Report of Independent Registered Public Accounting Firm ...................   43
Tax Designation ...........................................................   44
Board Members and Officers ................................................   45
Shareholder Information ...................................................   50

Annual Report

Economic and Market Overview

During the 12 months ended July 31, 2008, the U.S. economy continued to expand, albeit at a sluggish pace. Gross domestic product growth decelerated sharply and registered a -0.2% annualized growth rate in the fourth quarter of 2007 from a fairly robust growth rate of 4.8% in the preceding quarter. Ongoing weakness in the financial, labor and housing markets and waning investor and consumer confidence led to a pullback in consumer spending. These factors as well as upward inflationary pressures from a weakening U.S. dollar and increasing food, energy and commodity prices weighed on the overall economy. The retrenchment continued in the first quarter of 2008 as the economy grew at a 0.9% annualized rate. Economic growth, however, improved in the second quarter and expanded at an upwardly revised 3.3% annualized rate, reflecting strong exports, some improvements in the housing market and a slight uptick in consumer spending.

Volatile oil prices reached a historical high in July, topping $146 per barrel, before retreating to $124 by period-end. July's overall inflation rate was an annual 5.6%, largely due to higher food and energy costs. Core inflation, which excludes such costs, rose at a more moderate 2.5% annual rate; however, this level was above the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(1) The core personal consumption expenditures price index reported a 12-month increase of 2.4%.(2)

The Fed acted aggressively to restore liquidity and confidence to unsettled financial markets and cut interest rates seven times over the 12-month period,

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Bureau of Economic Analysis.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                               Annual Report | 1
bringing the federal funds target rate to 2.00%. The Fed also implemented a series of unconventional measures aimed at easing strained credit conditions. However, since April 30, the Fed has held rates steady and indicated growing concerns about inflation as it must balance the risks of a slowing economy and mounting inflationary pressures.

Despite the Fed's actions, U.S. Treasuries rallied and financial stocks continued to sell off for most of the reporting period. Fixed income spreads generally widened relative to Treasury yields over the period due to heightened market turbulence. Investors continued to seek the relative safety of short- and intermediate-term U.S. Treasury securities as Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 2.52% at the end of July, down from 4.56% a year earlier. Over the same period, the 10-year U.S. Treasury note yield declined from 4.78% to 3.99%.


                                2 | Annual Report

Franklin Templeton Core Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Core Fixed Income Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund invests mainly in investment-grade U.S. dollar-denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage- and asset-backed securities, and corporate debt securities.

This annual report for Franklin Templeton Core Fixed Income Fund covers the fiscal year ended July 31, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

Franklin Templeton Core Fixed Income Fund had a -0.54% cumulative total return for the 12-month period ended July 31, 2008. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +6.15% during the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 6.

INVESTMENT STRATEGY

We allocate our investments among the various types of debt securities available in the Fund's core investments, based on our assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. We use a top-down/bottom-up selection process and rely on both internal and external research to identify individual securities. Our credit research process focuses on bottom-up credit selection that relies on our independent investment analysis to evaluate the issuer's creditworthiness. We consider a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                               Annual Report | 3

PORTFOLIO BREAKDOWN

Franklin Templeton Core Fixed Income Fund Based on Total Investments as of
7/31/08

Mortgage-Backed Securities               35.7%
Thrifts & Mortgage Finance               11.9%
U.S. Government & Agency Securities       6.9%
Diversified Telecommunication Services    3.9%
Oil, Gas & Consumable Fuels               3.4%
Consumer Finance                          3.3%
Insurance                                 2.6%
Diversified Financial Services            2.5%
Capital Markets                           2.3%
Commercial Banks                          1.6%
Other                                     4.7%
Short-Term Investments                   21.2%

MANAGER'S DISCUSSION

The 12-month period under review was an extremely difficult time for global financial markets and, in particular, the U.S. debt market. The credit crunch that arose from the meltdown in the U.S. subprime mortgage sector led to illiquidity and significant volatility across the fixed income markets.

The Fund's mortgage-related holdings, including an overweighting of high-grade commercial mortgage-backed securities and other mortgage-backed debt, hindered performance relative to the LB U.S. Aggregate Index. The Fund's preferred stock holdings, which included those of mortgage-backed securities issuers Fannie Mae and Freddie Mac, were additional detractors. The Fund's investment-grade issue selection also weighed on performance, particularly among financial and auto-related holdings. In response to turbulent market conditions, risk-averse investors sought the safety of U.S. Treasury securities, thus the Fund's underweighting in U.S. Treasuries hurt relative performance.

Relative to the LB U.S. Aggregate Index, our underweighting in U.S. agency debt helped results. Other factors that contributed to the Fund's relative performance included the Fund's slightly long duration along the yield curve.


                                4 | Annual Report

We thank you for your continued participation and look forward to serving your investment needs.

(PHOTO OF MICHAEL MATERASSO)


/s/ Michael Materasso
Michael Materasso
Executive Vice President of Franklin
Templeton Institutional, LLC
(FT Institutional)

(PHOTO OF WARREN KEYSER)


/s/ Warren Keyser
Warren Keyser
Portfolio Manager of FT Institutional

(PHOTO OF ROBERT WALDNER)


/s/ Robert Waldner
Robert Waldner, CFA
Portfolio Manager of FT Institutional

Portfolio Management Team
Franklin Templeton Core Fixed Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Templeton Core Fixed Income Fund 7/31/08

                                         % OF TOTAL
ISSUE/ISSUER SECTOR                      INVESTMENTS
-------------------                      -----------
FHLMC                                       22.7%
   MORTGAGE-BACKED SECURITIES
FNMA                                        13.0%
   MORTGAGE-BACKED SECURITIES
Citigroup/Deutsche Bank Commercial
Mortgage Trust                               3.9%
   THRIFTS & MORTGAGE FINANCE
Household Credit Card Master Note
Trust I                                      3.1%
   CONSUMER FINANCE
U.S. Treasury Bond                           3.0%
   U.S. GOVERNMENT & AGENCY SECURITIES
U.S. Treasury Note                           3.0%
   U.S. GOVERNMENT & AGENCY SECURITIES
LB-UBS Commercial Mortgage Trust             2.6%
   THRIFTS & MORTGAGE FINANCE
GE Capital Commercial Mortgage Corp.         2.6%
   THRIFTS & MORTGAGE FINANCE
Permanent Financing PLC                      1.4%
   THRIFTS & MORTGAGE FINANCE
Petroleum Export Cayman                      1.3%
   OIL, GAS & CONSUMABLE FUELS


                                Annual Report | 5

Performance Summary as of 7/31/08

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FCFIX                                      CHANGE   7/31/08   7/31/07
-------------                                      ------   -------   -------
Net Asset Value (NAV)                              -$0.47    $9.10     $9.57
DISTRIBUTIONS (8/1/07-7/31/08)
Dividend Income                          $0.4287

PERFORMANCE(1)

                                                 1-YEAR    3-YEAR   INCEPTION (8/29/03)
                                                 ------   -------   -------------------
Cumulative Total Return(2)                        -0.54%    +5.06%         +14.82%
Average Annual Total Return(3)                    -0.54%    +1.66%          +2.85%
Value of $10,000 Investment(4)                   $9,946   $10,506         $11,482
Avg. Ann. Total Return (6/30/08)(5)               +1.40%    +2.11%          +3.30%
   Total Annual Operating Expenses(6)
      Without Waiver                     0.79%
      With Waiver                        0.45%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED 0.45% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/08.


                                6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

                              (PERFORMANCE GRAPH)

                              USD                         USD
                 FRANKLIN TEMPLETON CORE FIXED   LEHMAN BROTHERS U.S.
                          INCOME FUND               AGGREGATE INDEX
INCEPTION DATE             29-AUG-03                   29-AUG-03
   CALENDAR                   NET                        GROSS
     MONTH                   4471                       BM0838
--------------   -----------------------------   --------------------
    Aug-03                 10,000.00                   10,004.23
    Sep-03                 10,260.00                   10,269.34
    Oct-03                 10,200.00                   10,173.84
    Nov-03                 10,250.00                   10,198.17
    Dec-03                 10,345.19                   10,302.19
    Jan-04                 10,426.17                   10,384.61
    Feb-04                 10,517.28                   10,496.76
    Mar-04                 10,608.38                   10,575.49
    Apr-04                 10,304.59                   10,300.52
    May-04                 10,252.97                   10,259.32
    Jun-04                 10,314.92                   10,317.80
    Jul-04                 10,396.17                   10,419.94
    Aug-04                 10,563.01                   10,618.97
    Sep-04                 10,604.72                   10,647.64
    Oct-04                 10,678.02                   10,737.08
    Nov-04                 10,625.37                   10,651.18
    Dec-04                 10,722.87                   10,749.17
    Jan-05                 10,787.27                   10,816.62
    Feb-05                 10,744.34                   10,752.80
    Mar-05                 10,690.67                   10,697.96
    Apr-05                 10,840.94                   10,841.88
    May-05                 10,938.51                   10,958.97
    Jun-05                 10,992.71                   11,019.24
    Jul-05                 10,929.23                   10,919.02
    Aug-05                 11,060.38                   11,058.77
    Sep-05                 10,951.09                   10,944.77
    Oct-05                 10,870.17                   10,858.19
    Nov-05                 10,914.41                   10,906.23
    Dec-05                 11,028.51                   11,009.86
    Jan-06                 11,039.70                   11,010.54
    Feb-06                 11,084.44                   11,047.04
    Mar-06                 10,961.40                   10,938.66
    Apr-06                 10,915.64                   10,918.86
    May-06                 10,892.95                   10,907.16
    Jun-06                 10,915.64                   10,930.31
    Jul-06                 11,053.84                   11,078.08
    Aug-06                 11,226.19                   11,247.66
    Sep-06                 11,329.61                   11,346.46
    Oct-06                 11,402.18                   11,421.54
    Nov-06                 11,530.16                   11,554.05
    Dec-06                 11,454.47                   11,486.97
    Jan-07                 11,454.47                   11,482.23
    Feb-07                 11,607.51                   11,659.30
    Mar-07                 11,607.51                   11,659.67
    Apr-07                 11,684.91                   11,722.55
    May-07                 11,601.62                   11,633.66
    Jun-07                 11,542.12                   11,599.27
    Jul-07                 11,544.74                   11,696.04
    Aug-07                 11,617.12                   11,839.40
    Sep-07                 11,737.74                   11,929.20
    Oct-07                 11,773.86                   12,036.36
    Nov-07                 11,883.68                   12,252.80
    Dec-07                 11,911.67                   12,287.22
    Jan-08                 11,961.01                   12,493.67
    Feb-08                 11,837.71                   12,510.96
    Mar-08                 11,776.05                   12,553.63
    Apr-08                 11,879.02                   12,527.42
    May-08                 11,803.82                   12,435.54
    Jun-08                 11,703.55                   12,425.57
    Jul-08                 11,481.90                   12,415.42

AVERAGE ANNUAL TOTAL RETURN

                            7/31/08
                            -------
1-Year                       -0.54%
3-Year                       +1.66%
Since Inception (8/29/03)    +2.85%

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENT RATES MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


                               Annual Report | 7

Your Fund's Expenses

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 2/1/08       VALUE 7/31/08   PERIOD* 2/1/08-7/31/08
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $  959.90              $2.19
Hypothetical (5% return before expenses)         $1,000           $1,022.63              $2.26

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.45%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               Annual Report | 9

Franklin Templeton Core Plus Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Core Plus Fixed Income Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund will normally invest about 70% of its net assets in core sectors of investment-grade U.S. dollar-denominated debt securities, with a focus on U.S. government securities, mortgage- and asset-backed securities, and corporate debt securities.

This annual report for Franklin Templeton Core Plus Fixed Income Fund covers the fiscal year ended July 31, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

Franklin Templeton Core Plus Fixed Income Fund posted a +1.67% cumulative total return for the 12-month period ended July 31, 2008. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +6.15% during the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 13.

INVESTMENT STRATEGY

We allocate our investments among the various types of debt securities available in the Fund's core investments, based on our assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. We use a top-down/bottom-up selection process and rely on both internal and external research to identify individual securities. Our credit

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                               10 | Annual Report
research process focuses on bottom-up credit selection that relies on our independent investment analysis to evaluate the issuer's creditworthiness. We consider a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

MANAGER'S DISCUSSION

The 12-month review period was an extremely difficult time for global financial markets and, in particular, the U.S. debt market. The credit crunch that arose from the meltdown in the U.S. subprime mortgage sector led to illiquidity and significant volatility across the fixed income markets.

Detractors from Fund performance relative to the LB U.S. Aggregate Index included an overweighting in high-grade commercial mortgage-backed securities and other mortgage-backed debt. The Fund's weighting to high yield and select investment-grade issues hindered performance. In response to turbulent market conditions, risk-averse investors sought the safety of U.S. Treasuries, thus the Fund's relative underweighting to the sector negatively impacted performance. Due to the Treasury rally, we did not extend the Fund's duration until the middle to end of the review period.

During this period of U.S. debt market volatility, the Fund's non-U.S. dollar positioning contributed to the Fund's performance relative to the index. The Fund's underweighting of U.S. agency debt also helped performance. Lastly, the Fund benefited from its underweighting in investment-grade corporate securities, as this sector was negatively impacted by the credit crunch.

PORTFOLIO BREAKDOWN
Franklin Templeton
Core Plus Fixed Income Fund
Based on Total Investments as of 7/31/08

Mortgage-Backed Securities                 38.8%
Thrifts & Mortgage Finance                 12.3%
Foreign Government and Agency Securities    6.6%
U.S. Government & Agency Securities         5.9%
Diversified Telecommunication Services      3.9%
Media                                       3.5%
Capital Markets                             3.1%
Consumer Finance                            2.4%
Commercial Banks                            2.0%
Diversified Financial Services              1.8%
Oil, Gas & Consumable Fuels                 1.8%
Municipal Bonds                             1.4%
Insurance                                   1.2%
Other                                       3.7%
Short-Term Investments                     11.6%


                               Annual Report | 11

TOP 10 HOLDINGS

Franklin Templeton
Core Plus Fixed Income Fund
7/31/08

                                            % OF TOTAL
ISSUE/ISSUER SECTOR                         INVESTMENTS
-------------------                         -----------
FHLMC                                          24.9%
   MORTGAGE-BACKED SECURITIES
FNMA                                           13.9%
   MORTGAGE-BACKED SECURITIES
U.S. Treasury Note                              4.6%
   U.S. GOVERNMENT & AGENCY SECURITIES
GE Capital Commercial Mortgage Corp.            4.4%
   THRIFTS & MORTGAGE FINANCE
U.S. Treasury Bond                              2.2%
   U.S. GOVERNMENT & AGENCY SECURITIES
Government of Norway                            1.9%
   FOREIGN GOVERNMENT & AGENCY SECURITIES
Household Credit Card Master Note
Trust I                                         1.9%
   CONSUMER FINANCE
Government of Sweden                            1.7%
   FOREIGN GOVERNMENT & AGENCY SECURITIES
LB-UBS Commercial Mortgage Trust                1.6%
   THRIFTS & MORTGAGE FINANCE
Citigroup/Deutsche Bank Commercial
Mortgage Trust                                  1.6%
   THRIFTS & MORTGAGE FINANCE

We thank you for your continued participation and look forward to serving your investment needs.

(PHOTO MICHAEL MATERASSO)


/s/ Michael Materasso
Michael Materasso
Executive Vice President of Franklin Templeton
Institutional, LLC (FT Institutional)

(PHOTO OF WARREN KEYSER)


/s/ Warren Keyser
Warren Keyser
Portfolio Manager of FT Institutional

(PHOTO OF ROBERT WALDNER)


/s/ Robert Waldner, CFA
Robert Waldner, CFA
Portfolio Manager of FT Institutional

Portfolio Management Team
Franklin Templeton Core Plus Fixed Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               12 | Annual Report

Performance Summary as of 7/31/08

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FCPFX                                     CHANGE   7/31/08   7/31/07
-------------                                     ------   -------   -------
Net Asset Value (NAV)                             -$0.27    $9.85     $10.12
DISTRIBUTIONS (8/1/07-7/31/08)
Dividend Income                         $0.4463

PERFORMANCE(1)

                                                   1-YEAR    3-YEAR   INCEPTION (8/4/03)
                                                  -------   -------   ------------------
Cumulative Total Return(2)                          +1.67%    +9.02%        +23.38%
Average Annual Total Return(3)                      +1.67%    +2.92%         +4.30%
Value of $10,000 Investment(4)                    $10,167   $10,902        $12,338
Avg. Ann. Total Return (6/30/08)(5)                 +2.88%    +3.20%         +4.61%
   Total Annual Operating Expenses(6)
      Without Waiver                       0.61%
      With Waiver                          0.43%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED 0.43% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/08.


                               Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

                           7/31/08
                           -------
1-Year                      +1.67%
3-Year                      +2.92%
Since Inception (8/4/03)    +4.30%

8/4/03-7/31/08

                                 USD                          USD
                 FRANKLIN TEMPLETON CORE PLUS FIXED   LEHMAN BROTHERS U.S.
                             INCOME FUND                AGGREGATE INDEX
INCEPTION DATE                4-AUG-03                     4-AUG-03
   CALENDAR                      NET                         GROSS
    MONTH                        4470                        BM0838
--------------   ----------------------------------   --------------------
    Aug-03                    10,040.00                    10,057.44
    Sep-03                    10,360.00                    10,323.96
    Oct-03                    10,300.00                    10,227.94
    Nov-03                    10,320.01                    10,252.40
    Dec-03                    10,532.34                    10,356.98
    Jan-04                    10,614.46                    10,439.83
    Feb-04                    10,696.58                    10,552.58
    Mar-04                    10,778.70                    10,631.73
    Apr-04                    10,602.28                    10,355.30
    May-04                    10,561.10                    10,313.88
    Jun-04                    10,591.98                    10,372.67
    Jul-04                    10,696.71                    10,475.36
    Aug-04                    10,862.55                    10,675.44
    Sep-04                    10,914.37                    10,704.26
    Oct-04                    10,993.66                    10,794.18
    Nov-04                    10,951.78                    10,707.83
    Dec-04                    11,071.76                    10,806.34
    Jan-05                    11,135.27                    10,874.14
    Feb-05                    11,103.51                    10,809.98
    Mar-05                    11,018.84                    10,754.85
    Apr-05                    11,159.92                    10,899.54
    May-05                    11,256.31                    11,017.25
    Jun-05                    11,352.70                    11,077.85
    Jul-05                    11,317.14                    10,977.09
    Aug-05                    11,436.16                    11,117.58
    Sep-05                    11,382.06                    11,002.97
    Oct-05                    11,308.88                    10,915.93
    Nov-05                    11,363.73                    10,964.23
    Dec-05                    11,476.15                    11,068.41
    Jan-06                    11,509.45                    11,069.09
    Feb-06                    11,553.85                    11,105.79
    Mar-06                    11,431.76                    10,996.83
    Apr-06                    11,417.83                    10,976.92
    May-06                    11,384.15                    10,965.16
    Jun-06                    11,384.15                    10,988.43
    Jul-06                    11,554.79                    11,136.99
    Aug-06                    11,736.76                    11,307.48
    Sep-06                    11,816.37                    11,406.81
    Oct-06                    11,923.91                    11,482.28
    Nov-06                    12,097.40                    11,615.50
    Dec-06                    12,034.04                    11,548.06
    Jan-07                    12,022.31                    11,543.30
    Feb-07                    12,174.78                    11,721.30
    Mar-07                    12,198.24                    11,721.68
    Apr-07                    12,293.89                    11,784.89
    May-07                    12,222.76                    11,695.53
    Jun-07                    12,127.92                    11,660.96
    Jul-07                    12,134.77                    11,758.24
    Aug-07                    12,230.71                    11,902.36
    Sep-07                    12,422.54                    11,992.64
    Oct-07                    12,496.75                    12,100.37
    Nov-07                    12,617.84                    12,317.96
    Dec-07                    12,672.04                    12,352.57
    Jan-08                    12,745.51                    12,560.11
    Feb-08                    12,623.07                    12,577.50
    Mar-08                    12,561.86                    12,620.39
    Apr-08                    12,676.33                    12,594.04
    May-08                    12,589.25                    12,501.67
    Jun-08                    12,477.28                    12,491.65
    Jul-08                    12,337.86                    12,481.44

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


                               14 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 2/1/08      VALUE 7/31/08    PERIOD* 2/1/08-7/31/08
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $  968.00              $2.10
Hypothetical (5% return before expenses)         $1,000           $1,022.73              $2.16

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.43%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               16 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

                                                                               YEAR ENDED JULY 31,
                                                                ------------------------------------------------
                                                                  2008       2007      2006      2005    2004(a)
                                                                -------    -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $  9.57    $  9.62   $ 10.00   $  9.97   $ 10.00
                                                                -------    -------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c) .................................      0.45       0.47      0.43      0.32      0.26
   Net realized and unrealized gains (losses) ...............     (0.49)     (0.05)    (0.32)     0.19      0.13
                                                                -------    -------   -------   -------   -------
Total from investment operations ............................     (0.04)      0.42      0.11      0.51      0.39
                                                                -------    -------   -------   -------   -------
Less distributions from:
   Net investment income ....................................     (0.43)     (0.47)    (0.49)    (0.45)    (0.39)
   Net realized gains .......................................        --         --        --     (0.03)    (0.03)
                                                                -------    -------   -------   -------   -------
Total distributions .........................................     (0.43)     (0.47)    (0.49)    (0.48)    (0.42)
                                                                -------    -------   -------   -------   -------
Net asset value, end of year ................................   $  9.10    $  9.57   $  9.62   $ 10.00   $  9.97
                                                                =======    =======   =======   ========  =======
Total return(d) .............................................     (0.54)%     4.44%     1.14%     5.13%     3.96%

RATIOS TO AVERAGE NET ASSET(e)
Expenses before waiver and payments by affiliates ...........      0.71%      0.67%     0.70%     0.72%     0.99%
Expenses net of waiver and payments by affiliates(f) ........      0.45%      0.45%     0.45%     0.45%     0.45%
Net investment income .......................................      4.69%      4.81%     4.32%     3.19%     2.76%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $16,813    $29,671   $20,316   $26,720   $17,543
Portfolio turnover rate .....................................    414.54%    512.24%   534.14%   473.05%   459.82%
Portfolio turnover rate excluding mortgage dollar rolls(g) ..     82.09%    132.05%   213.90%   254.13%   259.85%

(a)  For the period August 29, 2003 (commencement of operations) to July 31,
     2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(g) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

                                                                                                      PRINCIPAL
       FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                        COUNTRY       AMOUNT(a)      VALUE
       -----------------------------------------                                    --------------   ----------   -----------
       CORPORATE BONDS 23.6%
       CAPITAL MARKETS 2.9%
       The Goldman Sachs Group Inc., junior sub. note, 6.345%, 2/15/34 ..........    United States   $   95,000   $    78,524
       Lehman Brothers Holdings Inc., senior note, 6.875%, 5/02/18 ..............    United States       85,000        80,155
       Merrill Lynch & Co. Inc.,
          6.875%, 4/25/18 .......................................................    United States      105,000        98,732
          sub. bond, 7.75%, 5/14/38 .............................................    United States       70,000        63,958
       Morgan Stanley, sub. note, 4.75%, 4/01/14 ................................    United States      185,000       165,613
                                                                                                                  -----------
                                                                                                                      486,982
                                                                                                                  -----------
       COMMERCIAL BANKS 2.0%
(b, c) HSBC Capital Funding LP, Reg S, 4.61%, Perpetual .........................   United Kingdom      190,000       163,262
   (c) Wachovia Capital Trust III, 5.80%, Perpetual .............................    United States      300,000       169,588
                                                                                                                  -----------
                                                                                                                      332,850
                                                                                                                  -----------
       DIVERSIFIED FINANCIAL SERVICES 3.1%
       Capmark Financial Group Inc., senior note, 6.30%, 5/10/17 ................    United States      295,000       173,877
       Citigroup Inc., senior note, 5.50%, 4/11/13 ..............................    United States      170,000       166,430
       Rio Tinto Finance USA Ltd., 5.875%, 7/15/13 ..............................      Australia        175,000       177,469
                                                                                                                  -----------
                                                                                                                      517,776
                                                                                                                  -----------
       DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
       Ameritech Capital Funding Corp., 6.25%, 5/18/09 ..........................    United States      250,000       253,200
       Embarq Corp., senior note, 7.995%, 6/01/36 ...............................    United States       70,000        63,506
       Telecom Italia Capital, senior note, 4.95%, 9/30/14 ......................        Italy           95,000        87,333
       Verizon Communications Inc., 5.50%, 2/15/18 ..............................    United States      175,000       168,140
                                                                                                                  -----------
                                                                                                                      572,179
                                                                                                                  -----------
       HEALTH CARE PROVIDERS & SERVICES 1.0%
       Quest Diagnostics Inc., 6.40%, 7/01/17 ...................................    United States      170,000       168,568
                                                                                                                  -----------
       INSURANCE 3.3%
       Chubb Corp., senior note, 6.00%, 5/11/37 .................................    United States      185,000       165,434
   (d) Genworth Financial Inc., junior sub. note, FRN, 6.15%, 11/15/66 ..........    United States      145,000       109,481
   (d) Lincoln National Corp., FRN, 7.00%, 5/17/66  .............................    United States      185,000       163,000
   (d) MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66 .....................    United States      135,000       115,562
                                                                                                                  -----------
                                                                                                                      553,477
                                                                                                                  -----------
       MEDIA 1.9%
       News America Inc., 6.40%, 12/15/35 .......................................    United States      170,000       158,774
       TCI Communications Inc., senior note, 8.75%, 8/01/15 .....................    United States      145,000       159,631
                                                                                                                  -----------
                                                                                                                      318,405
                                                                                                                  -----------
       OIL, GAS & CONSUMABLE FUELS 4.3%
   (e) Gaz Capital SA, 144A, 6.212%, 11/22/16 ...................................     Luxembourg        145,000       134,082
   (e) LUKOIL International Finance BV, 144A, 6.656%, 6/07/22 ...................       Russia          185,000       159,562
   (e) Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ..............        Egypt          281,708       274,406
       Valero Energy Corp., 6.625%, 6/15/37 .....................................    United States      175,000       156,718
                                                                                                                  -----------
                                                                                                                      724,768
                                                                                                                  -----------
       ROAD & RAIL 0.7%
       Kazakhstan Temir Zholy, 6.50%, 5/11/11 ...................................     Kazakhstan        130,000       126,607
                                                                                                                  -----------


                               18 | Annual Report

Franklin Global Trust

                                                                                                      PRINCIPAL
       FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                        COUNTRY       AMOUNT(a)      VALUE
       -----------------------------------------                                    --------------   ----------   -----------
       CORPORATE BONDS (CONTINUED)
       SOFTWARE 1.0%
       Oracle Corp., 5.75%, 4/15/18 .............................................    United States   $  170,000   $   170,420
                                                                                                                  -----------
       TOTAL CORPORATE BONDS (COST $4,474,228) ..................................                                   3,972,032
                                                                                                                  -----------
       MORTGAGE-BACKED SECURITIES 44.8%
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 28.5%
       FHLMC PC 15 Year, 4.50%, 10/01/22 ........................................    United States      380,422       364,574
       FHLMC PC 15 Year, 4.50%, 4/01/23 - 5/01/23 ...............................    United States      150,703       144,410
       FHLMC PC 30 Year, 5.50%, 5/01/37 .........................................    United States      880,960       862,231
       FHLMC PC 30 Year, 5.50%, 1/01/38 .........................................    United States      237,970       232,911
       FHLMC PC 30 Year, 5.50%, 4/01/38 .........................................    United States      265,164       259,527
   (f) FHLMC PC 30 Year, 6.50%, 3/01/15 .........................................    United States    2,167,000     2,225,576
       FHLMC PC 30 Year, 6.50%, 10/01/36 ........................................    United States      682,353       701,935
                                                                                                                  -----------
                                                                                                                    4,791,164
                                                                                                                  -----------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 16.3%
   (f) FNMA 30 Year, 5.00%, 8/01/33 .............................................    United States    2,242,000     2,128,848
       FNMA 30 Year, 5.00%, 3/01/38 .............................................    United States      649,194       617,046
                                                                                                                  -----------
                                                                                                                    2,745,894
                                                                                                                  -----------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $7,603,121) .......................                                   7,537,058
                                                                                                                  -----------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 18.6%
       CONSUMER FINANCE 4.2%
   (d) Household Credit Card Master Note Trust I, 2007-1, A, FRN, 2.508%,
          4/15/13 ...............................................................    United States      676,000       661,270
   (d) SLM Student Loan Trust, 2005-4, A1, FRN, 2.81%, 10/26/15 .................    United States       44,172        44,089
                                                                                                                  -----------
                                                                                                                      705,359
                                                                                                                  -----------
       THRIFTS & MORTGAGE FINANCE 14.4%
   (d) Bear Stearns Commercial Mortgage Securities Inc., 2005-PW10, A4, FRN,
          5.405%, 12/11/40 ......................................................    United States       45,000        43,044
       Citigroup/Deutsche Bank Commercial Mortgage Trust,
          2006-CD3, A4, 5.658%, 10/15/48 ........................................    United States      188,000       179,559
          2007-CD4, C, 5.476%, 12/11/49 .........................................    United States      120,000        82,996
          sub. bond, 2006-CD3, C, 5.748%, 10/15/48 ..............................    United States      745,000       563,632
(d, e) Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN, 2.911%,
          9/25/34 ...............................................................    United States       25,061        21,374
       CS First Boston Mortgage Securities Corp., 2004-1, 5A1, 5.50%, 2/25/19        United States       14,341        13,361
       GE Capital Commercial Mortgage Corp., 2001-3, A2, 6.07%, 6/10/38 .........    United States      538,000       545,184
       LB-UBS Commercial Mortgage Trust,
          2004-C7, A1A, 4.475%, 10/15/29 ........................................    United States      487,402       468,823
          2006-C1, A4, 5.156%, 2/15/31 ..........................................    United States       95,000        87,967
   (e) Morgan Stanley Capital I, 2007-IQ13, B, 144A, 5.517%, 3/15/44 ............    United States      120,000        82,815
   (d) Permanent Financing PLC, 4, 3A, FRN, 2.836%, 3/10/24 .....................   United Kingdom      300,000       297,862
   (d) Washington Mutual Inc., 2004-AR2, A, FRN, 4.691%, 4/25/44 ................    United States       42,854        34,925
                                                                                                                  -----------
                                                                                                                    2,421,542
                                                                                                                  -----------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES (COST $3,372,850) ..........................................                                   3,126,901
                                                                                                                  -----------


                               Annual Report | 19

Franklin Global Trust

                                                                                                      PRINCIPAL
       FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                        COUNTRY       AMOUNT(a)      VALUE
       -----------------------------------------                                    --------------   ----------   -----------
       U.S. GOVERNMENT AND AGENCY SECURITIES 8.7%
       FNMA, 5.00%, 2/13/17 .....................................................    United States   $  200,000   $   206,406
       U.S. Treasury Bond,
          7.25%, 8/15/22 ........................................................    United States       23,000        29,620
          5.375%, 2/15/31 .......................................................    United States      184,000       203,148
          5.00%, 5/15/37 ........................................................    United States      376,000       401,615
       U.S. Treasury Note,
          4.75%, 5/15/14 ........................................................    United States      215,000       231,545
          3.875%, 5/15/18 .......................................................    United States      398,000       395,948
                                                                                                                  -----------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $1,439,674) ............                                   1,468,282
                                                                                                                  -----------
       MUNICIPAL BOND (COST $227,196) 1.3%
       Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
          Senior Current Interest Turbo Term Bond, Series A-2, 5.125%, 6/01/24...    United States      235,000       209,293
                                                                                                                  -----------

                                                                                                       SHARES
                                                                                                     ----------
       PREFERRED STOCKS 2.1%
       DIVERSIFIED TELECOMMUNICATION SERVICES 1.5%
   (e) Centaur Funding Corp., 9.08%, pfd., B, 144A ..............................    United States          248       247,225
                                                                                                                  -----------
       THRIFTS & MORTGAGE FINANCE 0.6%
       Fannie Mae, 8.25%, pfd. ..................................................    United States        3,600        60,444
       Freddie Mac, 8.375%, pfd. ................................................    United States        2,425        41,104
                                                                                                                  -----------
                                                                                                                      101,548
                                                                                                                  -----------
       TOTAL PREFERRED STOCKS (COST $456,297) ...................................                                     348,773
                                                                                                                  -----------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $17,573,366) .......                                  16,662,339
                                                                                                                  -----------
       SHORT TERM INVESTMENTS 26.6%
       MONEY MARKET FUND (COST $4,197,179) 25.0%
   (g) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.20% .....    United States    4,197,179     4,197,179
                                                                                                                  -----------


                               20 | Annual Report

Franklin Global Trust

                                                                                                      PRINCIPAL
       FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                        COUNTRY       AMOUNT(a)      VALUE
       -----------------------------------------                                    --------------   ----------   -----------
       SHORT TERM INVESTMENTS (CONTINUED)
       REPURCHASE AGREEMENT (COST $272,085) 1.6%
   (h) Joint Repurchase Agreement, 2.09%, 8/01/08 (Maturity Value $272,101) .....    United States   $  272,085   $   272,085
          ABN AMRO Bank NV, New York Branch (Maturity Value $22,971)
          Banc of America Securities LLC (Maturity Value $22,971)
          Barclays Capital Inc. (Maturity Value $22,971)
          BNP Paribas Securities Corp. (Maturity Value $22,971)
          Credit Suisse Securities (USA) LLC (Maturity Value $22,971)
          Deutsche Bank Securities Inc. (Maturity Value $22,971)
          Dresdner Kleinwort Securities LLC (Maturity Value $22,971)
          Goldman, Sachs & Co. (Maturity Value $22,971)
          Lehman Brothers Inc. (Maturity Value $19,420)
          Merrill Lynch Government Securities Inc. (Maturity Value $22,971)
          Morgan Stanley & Co. Inc. (Maturity Value $22,971)
          UBS Securities LLC (Maturity Value $22,971)
             Collateralized by U.S. Government Agency Securities,
                2.375% - 6.25%, 8/04/08 - 5/06/13; (i)U.S. Government Agency
                Discount Notes,
                   12/08/08 - 5/29/09; (i)U.S. Treasury Bill, 12/11/08; and U.S.
                      Treasury Notes,
                   3.375% - 4.625%, 5/15/09 - 6/30/13
                                                                                                                  -----------
          TOTAL INVESTMENTS (COST $22,042,630) 125.7% ...........................                                  21,131,603
          OTHER ASSETS, LESS LIABILITIES (25.7)% ................................                                  (4,318,849)
                                                                                                                  -----------
          NET ASSETS 100.0% .....................................................                                 $16,812,754
                                                                                                                  ===========

See Selected Portfolio Abbreviations on page 28.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2008, the value of this security was $163,262, representing 0.97% of net assets.

(c)  Perpetual bond with no stated maturity date.

(d)  The coupon rate shown represents the rate at period end.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2008, the aggregate value of these securities was $919,464, representing 5.47% of net assets.

(f)  A portion or all of the security purchased on a to-be-announced basis. See
     Note 1(d).

(g) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(h)  See Note 1(c) regarding joint repurchase agreement.

(i)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

                                                                                 YEAR ENDED JULY 31,
                                                                 ---------------------------------------------------
                                                                   2008       2007       2006        2005    2004(a)
                                                                 --------   --------   -------     -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $  10.12   $  10.16   $ 10.46     $ 10.32   $ 10.00
                                                                 --------   --------   -------     -------   -------
Income from investment operations(b):
   Net investment income(c) ..................................       0.49       0.50      0.46        0.36      0.28
   Net realized and unrealized gains (losses) ................      (0.31)      0.01     (0.25)       0.23      0.41
                                                                 --------   --------   -------     -------   -------
Total from investment operations .............................       0.18       0.51      0.21        0.59      0.69
                                                                 --------   --------   -------     -------   -------
Less distributions from:
   Net investment income .....................................      (0.45)     (0.55)    (0.51)      (0.45)    (0.30)
   Net realized gains ........................................         --         --        --(d)       --     (0.07)
                                                                 --------   --------   -------     -------   -------
Total distributions ..........................................      (0.45)     (0.55)    (0.51)      (0.45)    (0.37)
                                                                 --------   --------   -------     -------   -------
Net asset value, end of year .................................   $   9.85   $  10.12   $ 10.16     $ 10.46   $ 10.32
                                                                 ========   ========   =======     =======   =======
Total return(e) ..............................................       1.67%      5.02%     2.10%       5.80%     6.97%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ............       0.61%      0.57%     0.56%       0.58%     0.84%
Expenses net of waiver and payments by affiliates(g) .........       0.43%      0.43%     0.43%       0.43%     0.43%
Net investment income ........................................       4.79%      4.87%     4.47%       3.44%     2.76%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $102,096   $101,992   $97,272     $96,823   $54,132
Portfolio turnover rate ......................................     394.13%    479.36%   516.39%     465.89%   426.29%
Portfolio turnover rate excluding mortgage dollar rolls(h) ...      82.71%    143.61%   213.60%     244.29%   222.53%

(a)  For the period August 4, 2003 (commencement of operations) to July 31,
     2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(g) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

                                                                                                PRINCIPAL
       FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                            COUNTRY        AMOUNT(a)             VALUE
       ----------------------------------------------                        --------------   -------------       ------------
       CORPORATE BONDS 23.5%
       AUTOMOBILES 0.4%
       Ford Motor Credit Co. LLC, 8.625%, 11/01/10 .......................    United States         500,000       $    418,251
                                                                                                                  ------------
       CAPITAL MARKETS 3.6%
       The Goldman Sachs Group Inc., junior sub. note, 6.345%, 2/15/34 ...    United States       1,250,000          1,033,208
       Lehman Brothers Holdings Inc., senior note, 6.875%, 5/02/18 .......    United States         625,000            589,379
       Merrill Lynch & Co. Inc.,
          6.875%, 4/25/18 ................................................    United States         640,000            601,794
          sub. bond, 7.75%, 5/14/38 ......................................    United States         430,000            392,884
       Morgan Stanley, sub. note, 4.75%, 4/01/14 .........................    United States       1,220,000          1,092,149
                                                                                                                  ------------
                                                                                                                     3,709,414
                                                                                                                  ------------
       CHEMICALS 0.2%
       Nalco Co., senior sub. note, 8.875%, 11/15/13 .....................    United States         230,000            238,625
                                                                                                                  ------------
       COMMERCIAL BANKS 2.4%
   (b) Alfa MTN Markets for ABH Financial, 144A, 8.20%, 6/25/12 ..........       Russia             545,000            527,287
(c, d) HSBC Capital Funding LP, Reg S, 4.61%, Perpetual ..................   United Kingdom       1,085,000            932,308
   (d) RBS Capital Trust III, 5.512%, Perpetual ..........................   United States        1,220,000          1,021,388
                                                                                                                  ------------
                                                                                                                     2,480,983
                                                                                                                  ------------
       COMMERCIAL SERVICES & SUPPLIES 0.3%
       ARAMARK Corp., senior note, 8.50%, 2/01/15 ........................    United States         258,000            258,323
                                                                                                                  ------------
       CONSUMER FINANCE 0.4%
       GMAC LLC, 6.75%, 12/01/14 .........................................    United States         605,000            347,701
                                                                                                                  ------------
       DIVERSIFIED FINANCIAL SERVICES 2.1%
       Citigroup Inc., senior note, 5.50%, 4/11/13 .......................    United States       1,100,000          1,076,901
       Rio Tinto Finance USA Ltd., 5.875%, 7/15/13 .......................      Australia         1,050,000          1,064,810
                                                                                                                  ------------
                                                                                                                     2,141,711
                                                                                                                  ------------
       DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
       AT&T Inc., 6.40%, 5/15/38 .........................................    United States         765,000            733,656
       Embarq Corp., senior note, 7.995%, 6/01/36 ........................    United States         475,000            430,933
       Sprint Capital Corp., 6.90%, 5/01/19 ..............................    United States         245,000            209,237
       Telecom Italia Capital, senior note, 4.95%, 9/30/14 ...............        Italy           1,220,000          1,121,546
       Verizon Communications Inc., 6.10%, 4/15/18 .......................    United States         590,000            591,347
                                                                                                                  ------------
                                                                                                                     3,086,719
                                                                                                                  ------------
       ELECTRIC UTILITIES 1.1%
   (b) E.ON International Finance BV, 144A, 5.80%, 4/30/18 ...............      Germany           1,075,000          1,060,993
                                                                                                                  ------------
       HEALTH CARE PROVIDERS & SERVICES 0.6%
       Coventry Health Care Inc., senior note, 6.30%, 8/15/14 ............    United States         470,000            441,706
       HCA Inc., senior secured note, 9.125%, 11/15/14 ...................    United States         155,000            160,037
                                                                                                                  ------------
                                                                                                                       601,743
                                                                                                                  ------------
       HOTELS, RESTAURANTS & LEISURE 0.3%
       Host Hotels & Resorts LP, senior note, K, 7.125%, 11/01/13 ........    United States         195,000            180,375
       Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ...........    United States         305,000            140,300
                                                                                                                  ------------
                                                                                                                       320,675
                                                                                                                  ------------


                               Annual Report | 23

Franklin Global Trust

                                                                                                PRINCIPAL
       FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                            COUNTRY        AMOUNT(a)             VALUE
       ----------------------------------------------                        --------------   -------------       ------------
       CORPORATE BONDS (CONTINUED)
       HOUSEHOLD DURABLES 0.3%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ....................    United States         320,000       $    280,000
                                                                                                                  ------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
       NRG Energy Inc., senior note, 7.375%, 2/01/16 .....................    United States         240,000            233,400
                                                                                                                  ------------
       INSURANCE 1.5%
   (e) Genworth Financial Inc., junior sub. note, FRN, 6.15%, 11/15/66 ...    United States         825,000            622,909
   (e) Lincoln National Corp., FRN, 7.00%, 5/17/66 .......................    United States       1,000,000            881,083
                                                                                                                  ------------
                                                                                                                     1,503,992
                                                                                                                  ------------
       MEDIA 4.2%
   (e) The Interpublic Group of Cos. Inc., senior note, FRN, 4.676%,
          11/15/10 .......................................................    United States       1,000,000            962,500
       Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...............    United States         200,000            192,000
       News America Inc., 6.40%, 12/15/35 ................................    United States       1,170,000          1,092,741
       R.H. Donnelley Corp., senior note, A-3, 8.875%, 1/15/16 ...........    United States         340,000            165,750
       TCI Communications Inc., senior note, 8.75%, 8/01/15 ..............    United States         740,000            814,667
       Viacom Inc., senior note, 6.875%, 4/30/36 .........................    United States       1,140,000          1,032,816
                                                                                                                  ------------
                                                                                                                     4,260,474
                                                                                                                  ------------
       MULTI-UTILITIES 0.3%
   (e) Dominion Resources Inc., junior sub. note, 06-B, FRN, 6.30%,
          9/30/66 ........................................................    United States         375,000            339,278
                                                                                                                  ------------
       OIL, GAS & CONSUMABLE FUELS 2.1%
   (b) Gaz Capital SA, 144A, 6.212%, 11/22/16 ............................     Luxembourg           575,000            531,702
   (b) Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 .......        Egypt             652,739            635,818
       Valero Energy Corp., 6.625%, 6/15/37 ..............................    United States       1,110,000            994,043
                                                                                                                  ------------
                                                                                                                     2,161,563
                                                                                                                  ------------
       ROAD & RAIL 0.3%
       Kazakhstan Temir Zholy, 7.00%, 5/11/16 ............................     Kazakhstan           365,000            331,895
                                                                                                                  ------------
       TOBACCO 0.2%
       Reynolds American Inc., senior secured note, 7.625%, 6/01/16 ......    United States         185,000            191,927
                                                                                                                  ------------
       TOTAL CORPORATE BONDS (COST $26,328,655) ..........................                                          23,967,667
                                                                                                                  ------------
       MORTGAGE-BACKED SECURITIES 46.0%
   (e) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.7%
       FHLMC, 4.719%, 9/01/24 ............................................    United States         743,225            747,185
                                                                                                                  ------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 28.8%
       FHLMC PC 15 Year 4.50%, 10/01/22 ..................................    United States       2,609,385          2,500,684
       FHLMC PC 15 Year 4.50%, 4/01/23-05/01/23 ..........................    United States         656,309            628,903
       FHLMC PC 30 Year 5.50%, 5/01/37 ...................................    United States       5,965,332          5,838,506
       FHLMC PC 30 Year 5.50%, 1/01/38 ...................................    United States       1,174,561          1,149,589
       FHLMC PC 30 Year 5.50%, 4/01/38 ...................................    United States       1,356,152          1,327,320
   (f) FHLMC PC 30 Year 6.50%, 3/01/15 ...................................    United States      13,459,000         13,822,810
       FHLMC PC 30 Year 6.50%, 10/01/36 ..................................    United States       4,024,657          4,140,157
                                                                                                                  ------------
                                                                                                                    29,407,969
                                                                                                                  ------------


                               24 | Annual Report

Franklin Global Trust

                                                                                                PRINCIPAL
       FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                            COUNTRY        AMOUNT(a)             VALUE
       ----------------------------------------------                        --------------   -------------       ------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 16.5%
   (f) FNMA 30 Year, 5.00%, 08/01/33 .....................................    United States       6,001,000       $  5,698,135
       FNMA 30 Year, 5.00%, 03/01/38 .....................................    United States      11,703,850         11,124,266
                                                                                                                  ------------
                                                                                                                    16,822,401
                                                                                                                  ------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $47,378,953) ...............                                          46,977,555
                                                                                                                  ------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
       SECURITIES 16.5%
       CONSUMER FINANCE 2.5%
   (e) Household Credit Card Master Note Trust I, 2007-1, A, FRN, 2.508%,
          4/15/13 ........................................................    United States       2,292,000          2,242,055
   (e) SLM Student Loan Trust, 2005-4, A1, FRN, 2.81%, 10/26/15 ..........    United States         339,828            339,188
                                                                                                                  ------------
                                                                                                                     2,581,243
                                                                                                                  ------------
       THRIFTS & MORTGAGE FINANCE 14.0%
   (e) Citibank Credit Card Issuance Trust, 2003-A9, A9, FRN, 2.775%,
          11/22/10 .......................................................    United States       1,700,000          1,698,523
       Citigroup/Deutsche Bank Commercial Mortgage Trust,
          2007-CD4, C, 5.476%, 12/11/49 ..................................    United States         455,000            314,692
          sub. bond, 2006-CD3, C, 5.748%, 10/15/48 .......................    United States       2,080,000          1,573,632
(b, e) Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN,
          2.911%, 9/25/34 ................................................    United States          25,061             21,374
       GE Capital Commercial Mortgage Corp., 2001-3, A2, 6.07%, 6/10/38 ..    United States       5,303,000          5,373,810
       Greenwich Capital Commercial Funding Corp., 2005-GG5, A5, 5.224%,
          4/10/37 ........................................................    United States       1,117,000          1,058,158
   (e) GS Mortgage Securities Corp. II, 2006-GG6, A4, FRN, 5.553%,
          4/10/38 ........................................................    United States         951,000            901,567
       LB-UBS Commercial Mortgage Trust, 2006-C1, A4, 5.156%, 2/15/31 ....    United States       2,117,000          1,960,276
   (b) Morgan Stanley Capital I, 2007-IQ13, B, 144A, 5.517%, 3/15/44 .....    United States         450,000            310,557
   (e) Permanent Financing PLC, 4, 3A, FRN, 2.836%, 3/10/24 ..............   United Kingdom         610,000            605,654
   (e) Washington Mutual Inc., 2004-AR2, A, FRN, 4.691%, 4/25/44 .........    United States         483,797            394,284
                                                                                                                  ------------
                                                                                                                    14,212,527
                                                                                                                  ------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (COST $17,644,365) ..................                                          16,793,770
                                                                                                                  ------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 7.9%
       Government of Malaysia, 3.756%, 4/28/11 ...........................      Malaysia          5,300,000 MYR      1,620,040
       Government of Norway, 5.50%, 5/15/09 ..............................       Norway          11,653,000 NOK      2,265,512
       Government of Sweden, 5.50%, 10/08/12 .............................       Sweden          11,985,000 SEK      2,061,310
   (c) Government of Venezuela, Reg S, 6.00%, 12/09/20 ...................      Venezuela           565,000            387,025
       Korea Treasury Note, 0525-1209, 5.25%, 9/10/12 ....................     South Korea    1,100,000,000 KRW      1,064,197
       Nota Do Tesouro Nacional, 9.762%, 1/01/17 .........................       Brazil               1,210(g)BRL      636,669
                                                                                                                  ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $7,423,574) ..............................................                                           8,034,753
                                                                                                                  ------------


                               Annual Report | 25

Franklin Global Trust

                                                                                                PRINCIPAL
       FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                            COUNTRY        AMOUNT(a)             VALUE
       ----------------------------------------------                        --------------   -------------       ------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 7.0%
       U.S. Treasury Bond,
          5.375%, 2/15/31 ................................................    United States         738,000       $    814,799
          4.50%, 2/15/36 .................................................    United States       1,029,000          1,014,530
          5.00%, 5/15/37 .................................................    United States         739,000            789,345
       U.S. Treasury Note,
          4.625%, 7/31/12 ................................................    United States       1,764,000          1,869,152
          3.625%, 12/31/12 ...............................................    United States       1,535,000          1,567,620
          4.25%, 11/15/17 ................................................    United States         645,000            661,780
          3.875%, 5/15/18 ................................................    United States         460,000            457,628
                                                                                                                  ------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $7,008,977) ..............................................                                           7,174,854
                                                                                                                  ------------
       MUNICIPAL BOND (COST $1,816,601) 1.6%
       Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
          Senior Current Interest Turbo Term Bond, Series A-2, 5.125%,
          6/01/24 ........................................................    United States       1,875,000          1,669,894
                                                                                                                  ------------

                                                                                                  SHARES
                                                                                              -------------
       PREFERRED STOCKS 2.3%
       DIVERSIFIED TELECOMMUNICATION SERVICES 1.6%
   (b) Centaur Funding Corp., 9.08%, pfd., B, 144A .......................    United States           1,683          1,677,741
                                                                                                                  ------------
       THRIFTS & MORTGAGE FINANCE 0.7%
       Fannie Mae, 8.25%, pfd. ...........................................    United States          24,000            402,960
       Freddie Mac, 8.375%, pfd. .........................................    United States          16,075            272,471
                                                                                                                  ------------
                                                                                                                       675,431
                                                                                                                  ------------
       TOTAL PREFERRED STOCKS (COST $3,177,568) ..........................                                           2,353,172
                                                                                                                  ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $110,778,693) ............................................                                         106,971,665
                                                                                                                  ------------

                                                                                                PRINCIPAL
                                                                                                AMOUNT(a)
                                                                                              -------------
       SHORT TERM INVESTMENTS 13.8%
       U.S. GOVERNMENT AND AGENCY SECURITY (COST $1,002,744) 1.0%
   (h) U.S. Treasury Note, 4.875%, 8/31/08 ...............................    United States       1,000,000          1,002,657
                                                                                                                  ------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
          (COST $111,781,437) ............................................                                         107,974,322
                                                                                                                  ------------

                                                                                                  SHARES
                                                                                              -------------
       MONEY MARKET FUND (COST $13,073,148) 12.8%
   (i) Franklin Institutional Fiduciary Trust Money Market
          Portfolio, 2.20% ...............................................    United States      13,073,148         13,073,148
                                                                                                                  ------------
       TOTAL INVESTMENTS (COST $124,854,585) 118.6% ......................                                         121,047,470
       NET UNREALIZED GAIN ON FOREIGN EXCHANGE CONTRACTS 0.0%(j) .........                                              57,122
       OTHER ASSETS, LESS LIABILITIES (18.6)% ............................                                         (19,008,458)
                                                                                                                  ------------
       NET ASSETS 100.0% .................................................                                        $102,096,134
                                                                                                                  ============


                               26 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

See Currency and Selected Portfolio Abbreviations on page 28.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2008, the aggregate value of these securities was $4,765,472, representing 4.67% of net assets.

(c) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2008, the aggregate value of these securities was $1,319,333, representing 1.29% of net assets.

(d)  Perpetual bond with no stated maturity date.

(e)  The coupon rate shown represents the rate at period end.

(f)  A portion or all of the security purchased on a to-be-announced basis. See
     Note 1(d).

(g)  Principal amount is stated in 1,000 Brazilian Real Units.

(h) Security or a portion of the security has been segregated as collateral for open swap contracts. At July 31, 2008, the value of the security and/or cash pledged amounted to $419,012.

(i) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(j)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2008

CURRENCY ABBREVIATIONS

BRL   - Brazilian Real
KRW   - South Korean Won
MYR   - Malaysian Ringgit
NOK   - Norwegian Krone
SEK   - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
MTN   - Medium Term Note
PC    - Participation Certificate

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2008

                                                                               FRANKLIN         FRANKLIN
                                                                               TEMPLETON       TEMPLETON
                                                                               CORE FIXED   CORE PLUS FIXED
                                                                              INCOME FUND     INCOME FUND
                                                                              -----------   ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................................   $17,573,366     $111,781,437
      Cost - Sweep Money Fund (Note 7) ....................................     4,197,179       13,073,148
      Cost - Repurchase agreements ........................................       272,085               --
                                                                              -----------     ------------
      Total cost of investments ...........................................   $22,042,630     $124,854,585
                                                                              ===========     ============
      Value - Unaffiliated issuers ........................................   $16,662,339     $107,974,322
      Value - Sweep Money Fund (Note 7) ...................................     4,197,179       13,073,148
      Value - Repurchase agreements .......................................       272,085               --
                                                                              -----------     ------------
      Total value of investments ..........................................    21,131,603      121,047,470
   Foreign currency, at value (cost $ - and $27,537) ......................            --           26,726
   Receivables:
      Interest ............................................................       116,765          954,295
      Affiliates ..........................................................        17,567               --
   Swap premiums paid .....................................................         1,152            9,803
   Unrealized gain on forward exchange contracts (Note 9) .................            --          102,994
   Unrealized appreciation on swap contracts (Note 8) .....................         6,666           70,954
                                                                              -----------     ------------
         Total assets .....................................................    21,273,753      122,212,242
                                                                              -----------     ------------
Liabilities:
   Payables:
      Investment securities purchased .....................................     4,381,980       19,607,747
      Capital shares redeemed .............................................         7,200               --
      Affiliates ..........................................................            --            1,661
      Accrued swap premium ................................................         1,032            5,769
   Swap premiums received .................................................        18,005          160,844
   Unrealized loss on forward exchange contracts (Note 9) .................            --           45,872
   Unrealized depreciation on swap contracts (Note 8) .....................        46,124          276,403
   Accrued expenses and other liabilities .................................         6,658           17,812
                                                                              -----------     ------------
         Total liabilities ................................................     4,460,999       20,116,108
                                                                              -----------     ------------
            Net assets, at value ..........................................   $16,812,754     $102,096,134
                                                                              ===========     ============
Net assets consist of:
   Paid-in capital ........................................................   $19,132,946     $107,469,839
   Undistributed net investment income ....................................       204,636        1,282,429
   Net unrealized appreciation (depreciation) .............................      (950,485)      (3,954,484)
   Accumulated net realized gain (loss) ...................................    (1,574,343)      (2,701,650)
                                                                              -----------     ------------
            Net assets, at value ..........................................   $16,812,754     $102,096,134
                                                                              ===========     ============
   Shares outstanding .....................................................     1,846,789       10,364,535
                                                                              -----------     ------------
   Net asset value and maximum offering price per share(a) ................   $      9.10     $       9.85
                                                                              ===========     ============

(a) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the year ended July 31, 2008

                                                                                FRANKLIN        FRANKLIN
                                                                               TEMPLETON       TEMPLETON
                                                                               CORE FIXED   CORE PLUS FIXED
                                                                              INCOME FUND     INCOME FUND
                                                                              -----------   ---------------
Investment income:
   Dividends:
      Unaffiliated issuers ................................................   $    50,300     $   199,571
      Sweep Money Fund (Note 7) ...........................................       132,982         249,340
   Interest ...............................................................     1,259,148       5,327,876
                                                                              -----------     -----------
         Total investment income ..........................................     1,442,430       5,776,787
                                                                              -----------     -----------
Expenses:
   Management fees (Note 3a) ..............................................        73,991         313,449
   Administrative fees (Note 3b) ..........................................        56,148         221,298
   Transfer agent fees ....................................................           284             926
   Custodian fees (Note 4) ................................................           848          12,351
   Reports to shareholders ................................................         7,442          22,441
   Registration and filing fees ...........................................        17,090          54,013
   Professional fees ......................................................        30,859          31,240
   Trustees' fees and expenses ............................................         2,507           9,228
   Other ..................................................................        10,691          12,500
                                                                              -----------     -----------
         Total expenses ...................................................       199,860         677,446
         Expense reductions (Note 4) ......................................          (295)           (915)
         Expenses waived/paid by affiliates (Note 3d) .....................       (73,253)       (200,860)
                                                                              -----------     -----------
            Net expenses ..................................................       126,312         475,671
                                                                              -----------     -----------
               Net investment income ......................................     1,316,118       5,301,116
                                                                              -----------     -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................      (401,768)        756,090
      Foreign currency transactions .......................................            --         152,708
      Swap contracts ......................................................      (182,270)       (838,814)
                                                                              -----------     -----------
               Net realized gain (loss) ...................................      (584,038)         69,984
                                                                              -----------     -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................      (667,371)     (3,362,215)
      Translation of other assets and liabilities denominated in
         foreign currencies ...............................................            --         160,000
                                                                              -----------     -----------
               Net change in unrealized appreciation (depreciation) .......      (667,371)     (3,202,215)
                                                                              -----------     -----------
Net realized and unrealized gain (loss) ...................................    (1,251,409)     (3,132,231)
                                                                              -----------     -----------
Net increase (decrease) in net assets resulting from operations ...........   $    64,709     $ 2,168,885
                                                                              ===========     ===========

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FRANKLIN TEMPLETON            FRANKLIN TEMPLETON
                                                                      CORE FIXED INCOME FUND     CORE PLUS FIXED INCOME FUND
                                                                    --------------------------   ---------------------------
                                                                        YEAR ENDED JULY 31,          YEAR ENDED JULY 31,
                                                                    --------------------------   ---------------------------
                                                                        2008           2007          2008           2007
                                                                    ------------   -----------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................   $  1,316,118   $ 1,286,820   $  5,301,116   $  4,853,665
      Net realized gain (loss) from investments, foreign currency
         transactions, and swap contracts .......................       (584,038)     (127,419)        69,984         74,313
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies ..........       (667,371)     (186,283)    (3,202,215)      (259,220)
                                                                    ------------   -----------   ------------   ------------
            Net increase (decrease) in net assets resulting from
               operations .......................................         64,709       973,118      2,168,885      4,668,758
                                                                    ------------   -----------   ------------   ------------
   Distributions to shareholders from net investment
      income ....................................................     (1,234,277)   (1,294,491)    (4,846,835)    (5,160,935)
   Capital share transactions (Note 2) ..........................    (11,688,315)    9,676,194      2,781,819      5,212,746
                                                                    ------------   -----------   ------------   ------------
      Net increase (decrease) in net assets .....................    (12,857,883)    9,354,821        103,869      4,720,569
Net assets:
   Beginning of year ............................................     29,670,637    20,315,816    101,992,265     97,271,696
                                                                    ------------   -----------   ------------   ------------
   End of year ..................................................   $ 16,812,754   $29,670,637   $102,096,134   $101,992,265
                                                                    ============   ===========   ============   ============
Undistributed net investment income included in net assets:
   End of year ..................................................   $    204,636   $    88,663   $  1,282,429   $    751,850
                                                                    ============   ===========   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. The Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund (Funds) are diversified and non-diversified, respectively. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the


                               32 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Franklin Templeton Core Fixed Income Fund at year end had been entered into on July 31, 2008. The joint repurchase agreement is valued at cost.


                               Annual Report | 33

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A TBA BASIS

The Funds may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Franklin Templeton Core Plus Fixed Income Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

F. CREDIT DEFAULT SWAPS

The Funds may purchase or sell credit default swap contracts to manage or gain exposure to credit risk. Credit default swaps are agreements between two parties whereby the buyer receives credit protection and the seller guarantees the credit worthiness of a referenced debt obligation. The buyer pays the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss upon receipt or payment there of in the Statement of Operations. In return, the buyer would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.


                               34 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. CREDIT DEFAULT SWAPS (CONTINUED)

Credit default swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a liability or asset in the Statement of Assets and Liabilities and amortized over the life of the contract as a realized gain or loss. When the swap contract is terminated early, the Funds record a realized gain or loss for any payments received or paid.

The risks of credit default swaps include unfavorable changes in interest rates, an illiquid secondary market and the possible inability of the counterparty to fulfill its obligations under the agreement, which may be in excess of the amount reflected in the Statement of Assets and Liabilities. Cash and/or securities are segregated in accounts maintained by the Funds' custodian.

G. MORTGAGE DOLLAR ROLLS

The Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Funds and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Funds upon entering into the mortgage dollar roll. In addition, the Funds may earn interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Funds are not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of July 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions


                               Annual Report | 35

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. There were no redemption fees for the year. Effective September 1, 2008, the redemption fee will be eliminated.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               36 | Annual Report

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                    FRANKLIN TEMPLETON CORE     FRANKLIN TEMPLETON CORE
                                       FIXED INCOME FUND         PLUS FIXED INCOME FUND
                                   -------------------------   -------------------------
                                     SHARES        AMOUNT        SHARES        AMOUNT
                                   ----------   ------------   ----------   ------------
Year ended July 31, 2008
   Shares sold .................      677,453   $  6,522,725    1,795,131   $ 18,345,220
   Shares issued in reinvestment
      of distributions .........       15,014        142,451      139,925      1,423,756
   Shares redeemed .............   (1,945,535)   (18,353,491)  (1,649,773)   (16,987,157)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....   (1,253,068)  $(11,688,315)     285,283   $  2,781,819
                                   ==========   ============   ==========   ============
Year ended July 31, 2007
   Shares sold .................    2,303,611   $ 22,473,947    1,991,039   $ 20,551,715
   Shares issued in reinvestment
      of distributions .........       23,247        225,620      140,433      1,436,888
   Shares redeemed .............   (1,338,466)   (13,023,373)  (1,627,600)   (16,775,857)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....      988,392   $  9,676,194      503,872   $  5,212,746
                                   ==========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Fiduciary International, Inc. (Fiduciary)                       Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of each of the Funds.

Under a subadvisory agreement, FT Institutional, an affiliate of Fiduciary, provides subadvisory services to the Funds and receives from Fiduciary fees based on the average daily net assets of each of the Funds.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.


                               Annual Report | 37

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. TRANSFER AGENT FEES

For the year ended July 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                            FRANKLIN        FRANKLIN
                                           TEMPLETON       TEMPLETON
                                           CORE FIXED   CORE PLUS FIXED
                                          INCOME FUND     INCOME FUND
                                          -----------   ---------------
Transfer agent fees ...................       $41             $215

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Fiduciary have agreed in advance to waive all or a portion of their respective fees through November 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end. After November 30, 2008, FT Services and Fiduciary may discontinue this waiver at any time upon notice to the Funds' Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2008, the capital loss carryforwards were as follows:

                                               FRANKLIN        FRANKLIN
                                              TEMPLETON       TEMPLETON
                                              CORE FIXED   CORE PLUS FIXED
                                             INCOME FUND     INCOME FUND
                                             -----------   ---------------
Capital loss carryforwards expiring in:
   2014 ..................................     $156,633      $   83,543
   2015 ..................................      432,363       1,359,496
   2016 ..................................       59,992              --
                                               --------      ----------
                                               $648,988      $1,443,039
                                               ========      ==========

During the year ended July 31, 2008, the Franklin Templeton Core Plus Fixed Income Fund utilized $114,827 of capital loss carryforwards.


                               38 | Annual Report

Franklin Global Trust

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Franklin Templeton Core Fixed Income Fund and the Franklin Templeton Core Plus Fixed Income Fund deferred realized capital losses of $910,932 and $1,216,620, respectively.

The tax character of distributions paid during the years ended July 31, 2008 and 2007, was as follows:

                                                      FRANKLIN TEMPLETON       FRANKLIN TEMPLETON
                                                           CORE FIXED            CORE PLUS FIXED
                                                          INCOME FUND              INCOME FUND
                                                   -----------------------   -----------------------
                                                       2008        2007         2008         2007
                                                   ----------   ----------   ----------   ----------
Distributions paid from
    ordinary income ............................   $1,234,277   $1,294,491   $4,846,835   $5,160,935
                                                   ==========   ==========   ==========   ==========

At July 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                    FRANKLIN        FRANKLIN
                                                   TEMPLETON       TEMPLETON
                                                   CORE FIXED   CORE PLUS FIXED
                                                  INCOME FUND     INCOME FUND
                                                  -----------   ---------------
Cost of investments ...........................   $22,091,244    $125,072,735
Unrealized appreciation .......................   $     8,132    $    940,323
Unrealized depreciation .......................      (967,773)     (4,965,588)
                                                  -----------    ------------
Net unrealized appreciation (depreciation) ....   $  (959,641)   $ (4,025,265)
                                                  ===========    ============
Distributable earnings -
   undistributed ordinary income ..............   $   199,729    $  1,326,133
                                                  ===========    ============

Net investment income differs for financial statements and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar roll, paydown losses, credit default swaps, and bond discounts.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll, credit default swap, paydown losses, bond discounts and premiums.


                               Annual Report | 39

Franklin Global Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2008, were as follows:

                  FRANKLIN         FRANKLIN
                  TEMPLETON       TEMPLETON
                 CORE FIXED    CORE PLUS FIXED
                 INCOME FUND     INCOME FUND
                ------------   ---------------
Purchases ...   $132,556,587     $524,196,612
Sales .......   $147,249,184     $540,713,735

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT DEFAULT SWAPS

At July 31, 2008, the Funds had the following credit default swap contracts outstanding:

                                                              PERIODIC
                                                  NOTIONAL     PAYMENT   EXPIRATION    UNREALIZED     UNREALIZED
                                                   AMOUNT       RATE        DATE      APPRECIATION   DEPRECIATION
                                                 ----------   --------   ----------   ------------   ------------
FRANKLIN TEMPLETON CORE FIXED INCOME FUND
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Aetna Inc. (Merrill Lynch) ...................     $150,000     0.62%      3/20/13       $   --        $   (624)
Centurytel Inc.
   (Credit Suisse International) .............      150,000     0.38%      9/20/12        6,666              --
Cigna Corp. (Merrill Lynch) ..................      150,000     0.70%      3/20/13           --            (810)
CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
CMBX.NA.BBB.2 (JP Morgan) ....................      105,000     0.60%      3/15/49           --         (39,667)
UnitedHealth Group Inc. (Merrill Lynch) ......      300,000     0.88%      3/20/13           --          (5,023)
                                                                                         ------        --------
   Unrealized appreciation (depreciation)
      on credit default swaps ................                                           $6,666         (46,124)
                                                                                         ------        --------
      Net unrealized appreciation
         (depreciation) on credit default
         swaps ...............................                                                         $(39,458)
                                                                                                       ========


                               40 | Annual Report

Franklin Global Trust

8. CREDIT DEFAULT SWAPS (CONTINUED)

                                                              PERIODIC
                                                  NOTIONAL     PAYMENT   EXPIRATION    UNREALIZED     UNREALIZED
                                                   AMOUNT       RATE        DATE      APPRECIATION   DEPRECIATION
                                                 ----------   --------   ----------   ------------   ------------
FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Aetna Inc. (Merrill Lynch) ...................   $1,100,000     0.62%      3/20/13      $    --       $  (4,573)
Centurytel Inc.
   (Credit Suisse International) .............    1,200,000     0.38%      9/20/12       53,328              --
Cigna Corp. (Merrill Lynch) ..................    1,100,000     0.70%      3/20/13           --          (5,938)
The Interpublic Group of Companies Inc.
   (Merrill Lynch) ...........................    1,000,000     2.74%     12/20/10        6,026              --
CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
CMBX.NA.BBB.2 (JP Morgan) ....................      605,000     0.60%      3/15/49           --        (229,059)
LCDX.NA.10 (JP Morgan) .......................    2,000,000     3.25%      6/20/13       11,600              --
UnitedHealth Group Inc. (Merrill Lynch) ......    2,200,000     0.88%      3/20/13           --         (36,833)
                                                                                        -------       ---------
   Unrealized appreciation (depreciation)
      on credit default swaps ................                                          $70,954        (276,403)
                                                                                        -------       ---------
      Net unrealized appreciation
         (depreciation) on credit default
         swaps ...............................                                                        $(205,449)
                                                                                                      =========

9. FORWARD EXCHANGE CONTRACTS

At July 31, 2008, the Franklin Templeton Core Plus Fixed Income Fund had the following forward exchange contracts outstanding:

                                                  CONTRACT   SETTLEMENT   UNREALIZED   UNREALIZED
                                                 AMOUNT(a)      DATE         GAIN         LOSS
                                                 ---------   ----------   ----------   ----------
FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND
CONTRACTS TO BUY
       76,000 Euro............................     118,636     9/10/08     $     --     $   (390)
    5,291,000 Malaysian Ringgit...............   1,628,000     9/10/08           --       (3,299)
  366,584,287 Japanese Yen....................   3,426,021     9/29/08           --      (16,443)
CONTRACTS TO SELL
    2,978,000 Euro............................   4,648,658     9/10/08       15,294           --
    3,416,000 Malaysian Ringgit...............   1,051,077     9/10/08        2,130           --
  254,540,000 Japanese Yen....................   2,378,879     9/29/08       11,417           --
      620,000 Euro............................     972,780     9/30/08        9,229           --
1,100,000,000 South Korean Won................   1,125,435     4/07/10       53,883           --
   Unrealized gain (loss) on offsetting
      forward exchange contracts .............                               11,041      (25,740)
                                                                           --------     --------
      Unrealized gain (loss) on forward
         exchange contracts ..................                             $102,994      (45,872)
                                                                           --------     --------
         Net unrealized gain (loss) on
            forward exchange contracts .......                             $ 57,122
                                                                           ========

(a)  In U.S. dollars unless otherwise indicated.


                               Annual Report | 41

Franklin Global Trust

10. SHAREHOLDER CONCENTRATIONS

The Franklin Templeton Core Fixed Income Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At July 31, 2008, there were two unaffiliated shareholders, one holding 47% and the other holding 23% of the Fund's outstanding shares.

11. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               42 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund (separate portfolios of Franklin Global Trust, hereafter referred to as the "Funds") at July 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2008


                               Annual Report | 43

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2008.

  FRANKLIN        FRANKLIN
 TEMPLETON       TEMPLETON
 CORE FIXED   CORE PLUS FIXED
INCOME FUND     INCOME FUND
-----------   ---------------
   $9,622         $46,758

Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               44 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 2000           143                       Bar-S Foods (meat packing
One Franklin Parkway                                                                              company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2000           122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971 - January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007           122                       Chevron Corporation (global
One Franklin Parkway                                                                              energy company) and ICO Global
San Mateo, CA 94403-1906                                                                          Communications (Holdings) Limited
                                                                                                  (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 2000           143                       Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                          Heinz Company (processed foods
                                                                                                  and allied products), RTI
                                                                                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 45

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
FRANK W. T. LAHAYE (1929)        Trustee           Since 2000           122                       Center for Creative Land
One Franklin Parkway                                                                              Recycling (brownfield
San Mateo, CA 94403-1906                                                                          redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2005           143                       Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas) and
San Mateo, CA 94403-1906                                                                          Sentient Jet (private jet
                                                                                                  service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007           143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since        122                       None
One Franklin Parkway             Independent       2006 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Since 2000           143                       None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               46 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Treasurer,        Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial   2004, Chief
San Mateo, CA 94403-1906         Officer and       Financial Officer
                                 Chief             and Chief
                                 Accounting        Accounting Officer
                                 Officer           since February
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice President    Since February       Not Applicable            Not Applicable
500 East Broward Blvd.                             2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 47

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)        Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since      Not Applicable            Not Applicable
One Franklin Parkway             Chief             2000 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)   Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.


                               48 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)           Senior Vice       Since February       Not Applicable            Not Applicable
500 East Broward Blvd.           President and     2008
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                               Annual Report | 49

Franklin Global Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Funds). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex,


                               50 | Annual Report

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2007, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis for each Fund and on an income return basis as well. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN TEMPLETON CORE FIXED INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. This Fund has been in operation for only four full years. The Lipper report showed the Fund's income return to be in the second-lowest quintile of such performance universe for the one-year period and on an annualized basis to be in the second-highest quintile of such universe during its


                               Annual Report | 51

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

four-year period of existence. The Lipper report showed the Fund's total return to be in the second-lowest quintile of such performance universe for both the one-year period and on an annualized basis for the four years of its existence. The Board reviewed steps being taken to improve performance and taking into account the Fund's limited period of operations and small size did not believe any change in portfolio management was warranted.

FRANKLIN TEMPLETON CORE PLUS FIXED FUND INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. This Fund has been in operation for only four full years. The Lipper report showed the Fund's income return for the one-year period to be in the lowest quintile of such performance universe and on an annualized basis to be in the second-lowest quintile of such universe for the four-year period of its existence. The Lipper report showed the Fund's total return to be in the second-highest quintile of such performance universe for the one-year period as well as on an annualized basis for the four-year period of its existence. The Board found such performance to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. The contractual investment management fee rates were below their Lipper expense group medians and actual total expenses were in the least expensive quintiles of their respective Lipper expense groups in the case of Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund. The Board was satisfied with these comparative expenses noting that the Funds benefited from fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own


                               52 | Annual Report

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of Franklin Templeton Core Fixed Income Fund with less than $100 million in net assets at December 31, 2007, and which had a fee waiver or expense reimbursement. Franklin Templeton Core Plus Fixed Income Fund had assets at such date of approximately $120 million. The Fund also received fee waivers or expense reimbursements from management and while intending to monitor future growth, the Board believed it unlikely that economies of scale for the management of this Fund presently exists.


                               Annual Report | 53

Franklin Global Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               54 | Annual Report

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(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

600 Fifth Avenue
New York, NY 10020

ANNUAL REPORT
FRANKLIN GLOBAL TRUST
Franklin Templeton Core Fixed Income Fund
Franklin Templeton Core Plus Fixed Income Fund

INVESTMENT MANAGER
Fiduciary International, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FGT2 A2008 09/08

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is

"independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $241,889 for the fiscal year ended July 31, 2008 and $192,433 for the fiscal year ended July 31, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended July 31, 2008 and $46,000 for the fiscal year ended July 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $351 for the fiscal year ended July 31, 2008 and $0 for the fiscal year ended July 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $283,726 for the fiscal year ended July 31, 2008 and $0 for the fiscal year ended July 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $284,077 for the fiscal year ended July 31, 2008 and $46,000 for the fiscal year ended July 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASDES. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/GALEN G. VETTER
  ---------------------------------
     Galen G. Vetter
     Chief Executive Officer - Finance and Administration
Date September 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
  ---------------------------------
     Galen G. Vetter
     Chief Executive Officer - Finance and Administration
Date September 26, 2008

By /s/LAURA F. FERGERSON
   ---------------------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  September 26, 2008